                                                                   EXHIBIT 10.13

                              HERTZ (U.K.) LIMITED
                                1972 PENSION PLAN

                               SUPPLEMENTAL TRUST
                                 DEED AND RULES

                            EFFECTIVE 6TH APRIL 1998

                                 DEFINITIVE DEED

                             ARRANGEMENT OF SECTIONS

PART                                                                             COLOR               PAGE
------------                                                                     ------            ---------
   DEED                                                                          White                 1 - 6
   APPENDIX                                                                                           7 - 10
   THE RULES                                                                                        11 - 139
   PART I          - CONSTRUCTION, INTERPRETATION AND DEFINITIONS                Grey                11 - 30
   PART II         - JOINING AND LEAVING THE PLAN                                Cream               31 - 36
   PART III        - CALCULATION AND PAYMENT OF CONTRIBUTIONS                    Pink                37 - 40
   PART IV         - CALCULATION AND PAYMENT OF BENEFITS                         Blue                41 - 76
   PART V          - MISCELLANEOUS PROVISIONS RELATING TO
                     MEMBERSHIP, CONTRIBUTIONS AND BENEFITS                      Green              77  - 92
   PART VI         - ADMINISTRATION AND MANAGEMENT OF THE PLAN                   Yellow             93 - 102
   PART VII        - SUSPENSION OR TERMINATION OF THE PLAN                       Orange            103 - 112
   PART VIII       - STATUTORY PROVISIONS                                        Mauve             113 - 138
   PART IX         - ALTERATION TO PLAN                                                                  139

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
RULES
I                                                                                                 Grey
CONSTRUCTION,        1.                    TRUST DEED AND RULES
INTERPRETATION
& DEFINITIONS                                                                                                 11
                        (A)                -        construction                                              11
                        (B)                -        interpretation                                            11
                        (C)                -        right to information                                      11
                     2.                    DEFINITIONS                                                        12
II                                                                                                Cream
JOINING AND          3. (A)                -        Joining the Plan                                          31
LEAVING THE PLAN           (1)             full membership - Staff                                            31
                           (2)             -        Executive                                                 31
                           (3)             -        Senior Executive                                          32
                           (4)             Changes between Category                                           32
                           (5)             Life Assurance membership                                          33
                        (B)                -        Treatment of benefits for earlier periods
                                                    of Membership                                             33
                        (C)                -        Leaving the Plan                                          34
                           (1)             full membership                                                    34
                           (2)             Life Assurance membership                                          35
                        (D)                -        Employment with an overseas employer                      35

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
III                                                                                                 Pink
CALCULATION AND      4.                    MEMBER'S CONTRIBUTIONS
PAYMENT OF
CONTRIBUTIONS                                                                                                 37
                        (A)                -        ordinary                                                  37
                        (B)                -        voluntary                                                 37
                           (1)             limits and payment conditions                                      37
                           (2)             period of payment                                                  37
                           (3)             benefits from Voluntary Contributions                              38
                           (4) (a)         segregated Voluntary Contributions                                 38
                               (b)         segregation conditions                                             38
                               (c)         investment                                                         39
                               (d)         expenses                                                           39
                               (e)         methods of securing benefits                                       39
                           (5)             surplus voluntary contributions                                    40
                        (C)                -        collection                                                40
                        (D)                -        unpaid                                                    40
                        (E)                -        maximum yearly contribution                               40
                     5.                    EMPLOYER'S CONTRIBUTIONS                                           40
IV                                                                                                  Blue
CALCULATION AND      6.                    NORMAL RETIREMENT PENSION                                          41
PAYMENT OF           7.                    EARLY RETIREMENT PENSION                                           43
BENEFITS
                     8.                    LATE RETIREMENT PENSION                                            45

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                     9.                    BENEFITS ON LEAVING THE PLAN                                       46
                         (A)               -        Deferred pension                                          46
                         (B)               -        Alternative date for payment for Deferred
                                                    Pension                                                   48
                         (C)               -        refund of pre-April 1975 contributions
                                                    and calculation of residual Deferred
                                                    Pension                                                   49
                         (D)               -        refund of all contributions                               50
                     10.                   OPTIONS ON LEAVING THE PLAN                                        50
                         (A)               -        statutory option to buy-out or transfer                   50
                         (B)               -        non-statutory transfer to another scheme
                                                    instead of Deferred Pension or refund of
                                                    contributions                                             53
                         (C)               -        non-statutory buy-out option                              53
                         (D)               -        Buy-out Option at Trustees' Discretion                    54
                     11.                   LUMP SUM INSTEAD OF PENSION                                        55
                         (A)               -        normal basis                                              55
                         (B)               -        Member in serious Ill-health                              58
                         (C)               -        Trivial Pensions                                          59
                     12.                   LUMP SUM DEATH BENEFITS                                            59
                         (A)               -        lump sum on death in Service before
                                                    Normal Retiring Date                                      59

                         CLAUSE OR
  PART & TITLE            RULE NO.                                SUBJECT                         COLOUR   PAGE NO.
----------------     ------------------    -----------------------------------------------------  ------   --------
                         (B)               -        lump sum on death after leaving the Plan
                                                    with a deferred pension but before it
                                                    commences                                                 60
                         (C)               -        lump sum on death in Service on or after
                                                    the Normal Retiring Date                                  60
                         (D)               -        lump sum on death of a pensioner                          60
                     13.                   PAYMENT OF LUMP SUM DEATH BENEFIT                                  61
                         (A)               -        benefits payable to personal representatives              61
                         (B)               -        benefits payable under discretionary trusts               61
                     14. (A)               SPOUSE'S PENSION                                                   63
                            (1)            -        death while a Member before Normal Retiring
                                                    Date                                                      64
                            (2)            -        death in Service after Normal Retiring Date               64
                            (3)            -        death after leaving Plan but before pension
                                                    begins                                                    64
                            (4)            -        death after pension begins                                65
                            (5)            -        death after deferred pension begins                       65
                            (6)            additional provisions relating to Spouse's Pension                 66
                         (B)               -        Child's Pension                                           67
                         (C)               -        Dependant's Pension                                       69

                          CLAUSE OR
  PART & TITLE             RULE NO.                             SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                     15.                   SURRENDER OF A MEMBER'S PENSION TO PROVIDE
                                           DEPENDANT'S PENSION                                                69
                     16. (A)               DISCRETIONARY BENEFITS                                             69
                            (1)            augmentations                                                      69
                            (2)            persons not otherwise entitled to benefit under the
                                           Plan                                                               70
                         (B)               -        membership on special terms                               70
                         (C)               -        periodic review of pensions                               71
                         (D)               -        benefits affected by statutory earnings
                                                    cap                                                       71
                     17.                   PAYMENT OF PENSIONS                                                72
                     18.                   DEDUCTION OF TAX                                                   72
                     19.                   CONDITIONS FOR PAYMENT OF BENEFITS                                 72
                     20.                   PAYMENTS TO WIDOW, WIDOWER OR
                                           OTHER NEXT OF KIN                                                  72
                     21.                   CLAIMANTS UNABLE TO ACT                                            73
                     22.                   POLYGAMOUS                                                         74
                     23.                   NON-ASSIGNABILITY OF BENEFITS                                      74
                     24.                   SECURING BENEFITS OUTSIDE THE
                                           PLAN BY PURCHASE OF POLICIES                                       75

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
V                                                                                                 Green
MISCELLANEOUS        25.                   TEMPORARY ABSENCE FROM WORK
PROVISIONS
RELATING TO                                                                                                   77
MEMBERSHIP,          26.                   MATERNITY ABSENCE                                                  78
CONTRIBUTIONS            (A)               -        application                                               78
AND BENEFITS             (B)               -        refunds of contributions                                  78
                         (C)               -        rights before 23.6.94                                     78
                            (1)            calculation of Pensionable Service                                 79
                            (2)            effect of pay during absence                                       79
                            (3)            death benefits                                                     79
                         (D)               -        rights on and after 23.6.94                               79
                            (1)            calculation of Pensionable Service                                 79
                            (2)            benefits for Pensionable Service                                   79
                            (3)            death benefits                                                     79
                            (4)            Member's Ordinary Contributions                                    80
                     27.                   TRANSFERS FROM ANOTHER SCHEME                                      80
                         (A)               Expressions used                                                   80
                         (B)               -        acceptance                                                81
                         (C)               -        information to be obtained by Trustees                    81
                         (D)               -        benefits                                                  81
                         (E)               -        revaluation of GMP                                        82

                         CLAUSE OR
  PART & TITLE            RULE NO.                               SUBJECT                          COLOUR   PAGE NO.
----------------     ------------------    ----------------------------------------------------   ------   --------
                         (F)               -        transfers including protected rights                      83
                         (G)               -        no offsetting of GMP revaluation                          83
                         (H)               -        transferees not becoming contracted-out                   84
                     28.                   TRANSFERS TO ANOTHER SCHEME                                        84
                         (A)               -        expressions used                                          84
                         (B)               -        general                                                   84
                         (C)               -        information on receiving scheme                           85
                         (D)               -        benefits to be provided by receiving scheme               86
                         (E)               -        transfer of GMPs                                          86
                            (1)            to salary related contracted-out schemes                           86
                            (2)            to money purchase contracted-out schemes                           87
                            (3)            to appropriate personal pension scheme                             87
                            (4)            to overseas schemes                                                87
                         (F)               -        transfers without Members consent                         88
                         (G)               -        interaction with Statutory Transfer Option                88
                         (H)               -        effect of transfer on Plan benefits                       88
                     29.                   RIGHTS OF EMPLOYERS RELATING TO EMPLOYEES                          88
                     30.                   CLAIMS AGAINST TRUSTEES OR EMPLOYERS                               89
                     31.                   LIEN ON BENEFITS                                                   89

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                     32. (A)               INLAND REVENUE LIMITATIONS                                         90
                         (B)               -        Inland Revenue undertakings                               90
                         (C)               -        optional limits                                           90
VI                                                                                                Yellow
ADMINISTRATION       33.                   RESPONSIBILITY FOR ADMINISTRATION AND MANAGEMENT                   93
AND MANAGEMENT
OF THE PLAN          34.                   APPOINTMENT AND REMOVAL OF TRUSTEES                                93
                     35.                   TRUSTEES' GENERAL POWERS OF DETERMINATION                          94
                     36.                   EXERCISE OF TRUSTEES' POWERS                                       94
                         (A)               -        individual trustees                                       94
                         (B)               -        corporate trustee                                         95
                         (C)               -        trustees decisions                                        95
                     37.                   TRUSTEES LIABILITY                                                 95
                     38.                   EXERCISE OF EMPLOYER'S POWERS                                      96
                     39.                   INVESTMENT OF FUND                                                 96
                         (A)               -        acquisition and disposal of investments                   96
                         (B)               -        permitted investments                                     96
                         (C)               -        additional powers : land and buildings                    97
                         (D)               -        additional powers : personal property                     98

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                            COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------      ------   --------
                         (E)               -        indemnity by trustees in connection with
                                                    investments                                                98
                         (F)               -        nominee to hold investments                                98
                         (G)               -        employer related investments                               98
                     40.                   POWER TO RAISE OR BORROW MONEY                                      98
                     41.                   DONATIONS AND BEQUESTS                                              99
                     42.                   PLAN ACCOUNTS                                                       99
                     43.                   AUDIT OF ACCOUNTS                                                   99
                     44.                   ACTUARIAL INVESTIGATION AND STATEMENT                               99
                     45.                   ASSISTANCE TO TRUSTEES                                              99
                         (A)               -        appointment and removal of officers                        99
                         (B)               -        actuarial advice                                           99
                     46.                   DELEGATION OF TRUSTEES' POWERS                                     100
                     47.                   PLAN EXPENSES                                                      100
                     48.                   ADMISSION OF ASSOCIATED EMPLOYERS                                  100
                     49.                   ARBITRATION                                                        101
VII                                                                                                Orange
SUSPENSION OR        50.                   SUSPENSION OF A PARTICIPATING EMPLOYER'S CONTRIBUTIONS             103
TERMINATION OF

                       CLAUSE OR
  PART & TITLE          RULE NO.                                   SUBJECT                               COLOUR   PAGE NO.
----------------     -------------         --------------------------------------------------------      ------   --------
THE PLAN             51.                   TRUSTEES' POWER TO TREAT SUSPENSION AS TERMINATION                       103
                     52.                   TERMINATION OF CONTRIBUTIONS BY A PARTICIPATING EMPLOYER                 103
                     53.                   TERMINATION OF THE PLAN                                                  105
                         (a)               -        entitlement to benefit                                          105
                         (b)               -        disposal of death benefits                                      105
                         (c)               -        application of Member's Voluntary
                                                    Contributions                                                   105
                         (d)               -        use of Plan assets on wind-up                                   105
                            (1) (a)        pensioners                                                               105
                                (b)        Members who have reached Normal Retiring
                                           Date but whose pension has not commenced                                 106
                            (2)            Members who were contracted-out under old State
                                           Graduated Scheme                                                         106
                            (3)            Guaranteed Minimum Pensions                                              106
                            (4) (a)        Members who have left the Plan with
                                           Deferred Pensions                                                        106
                                (b)        Members in Service before Normal Retiring Date                           106
                                (c)        other persons                                                            107
                            (5)            application of surplus assets                                            107
                            (6)            refund of residual surplus to employers                                  107

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                            (7)            offsetting benefits under one paragraph against
                                           benefits under another                                            108
                            (8)            order of priority of benefits                                     108
                            (9)            payment of state scheme premiums to secure certain
                                           benefits                                                          108
                         (e)               -        alternative lump sum in certain
                                                    circumstances                                            109
                         (f)               -        expenses of wind-up                                      109
                     54.                   OPTIONAL POWERS ON TERMINATION OF CONTRIBUTIONS                   109
                         (A)               -        continuation of Plan as a closed scheme                  109
                         (B)               -        transfers to another scheme                              110
                         (C)               -        non-statutory buy-out option                             110
                         (D)               -        selective application of options on
                                                    termination of contributions                             111
VIII                                                                                              Mauve
STATUTORY            55.                   GUIDE TO INLAND REVENUE LIMITATIONS                               113
PROVISIONS               (A)               -        expressions used                                         113
                         (B)               -        Member's pension                                         121
                            (1)            Class A Members                                                   121
                            (2)            Class B Members and Class C Members                               122
                         (C)               -        lump sum on retirement                                   124
                            (1)            Class A Members                                                   124

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                             (2)           Class B Members and Class C Members                               124
                         (D)               -        lump sum death benefits                                  126
                         (E)               -        dependant's pensions                                     126
                         (F)               -        pension increases                                        127
                         (G)               -        late retirement                                          127
                         (H)               -        Controlling Directors                                    127
                         (I)               -        maximum yearly contributions                             128
                         (J)                                                                                 128
                     56. (A)               CONTRACTING-OUT OF THE STATE EARNINGS RELATED
                                           PENSION SCHEME                                                    128
                         (B)                                                                                 128
                         (C)               -        guaranteed minimum pension (GMP)                         128
                         (D)               -        retirement after Pensionable Age                         129
                         (E)               -        revaluation of GMP for early leavers                     129
                         (F) (1)           -        Anti-franking                                            131
                             (2)           -        Member's Anti-franking Minimum                           133
                             (3)           -        widow's/widower's Anti-franking Minimum                  134
                         (G)               -        payment of state pension premiums and
                                                    corresponding reduction of Plan benefits                 135
                         (H)               -        Plan ceasing to be contracted-out                        135

                         CLAUSE OR
  PART & TITLE            RULE NO.                              SUBJECT                           COLOUR   PAGE NO.
----------------     ------------------    --------------------------------------------------     ------   --------
                     57.                   CONTRACTING-OUT OF THE OLD STATE GRADUATED PLAN                   136
IX                                                                                                White
ALTERATION TO
PLAN                 58.                   POWER OF ALTERATION                                               139

THIS SUPPLEMENTAL TRUST DEED is made the 4th day of February 1997 BETWEEN HERTZ (U.K.) LIMITED (Company No. 597994) whose registered office is at Radnor House Norbury London (hereinafter called "the Principal Company") of the one part and PETER ROY GILL STEPHEN JAMES SHIPSIDE RODNEY JAMES CLARKE BRIAN LLEWELLYN and MICHAEL BYRNE (hereinafter called "the Trustees") of the other part

WHEREAS :

(1) This Deed is supplemental to the deeds short particulars of which are set out in the Appendix hereto including the following

      (a)   a Trust Deed dated 1st January 1972

      (b) a Supplemental Trust Deed (hereinafter called "the Definitive Deed") dated 25th October 1976 and

      (c) a Supplemental Trust Deed dated 11th June 1985 (hereinafter called "the Supplemental Deed")

(2) The Trustees are the present trustees of the HERTZ (U.K.) 1972 PENSION PLAN (hereinafter called "the Plan") which was by the Definitive Deed confirmed as having come into operation as on and from 1st January 1972

(3) The Trustees with the consent of the Principal Company wish to amend the rules of the Plan set out in the Appendix to the Supplemental Deed (hereinafter called "the Old Rules") in the manner hereinafter set out and have power to do so pursuant to Rule 45 of the Old Rules

NOW THIS DEED WITNESSETH as follows :-

1. The Trustees with the consent of the Principal Company testified by its execution of these presents HEREBY ALTER the provisions of the Old Rules with effect from 6th April 1988 by the deletion of the Old Rules and by the substitution therefor of the Rules contained in the Schedule hereto (such Rules as so substituted being hereinafter called "the New Rules")

2.    The New Rules shall apply to all persons who

      (a) on 6th April 1988 are Members under the New Rules and who on the previous day had not attained their Normal Retiring Dates (as defined in the New Rules), or

      (b)   on or after 6th April 1988 become Members under the New Rules, or

      (c) derive entitlement or contingent entitlement to benefit under the Plan through a person to whom (a) or (b) above applies, or

      (d) not being persons to whom (a), (b) or (c) of this Clause applies first become entitled or prospectively entitled to benefit under the Plan on or after 6th April 1988 and any such person entitled or prospectively entitled to benefit under the Old Rules on special terms or in consequence of a transfer payment having been made to the Plan or in other circumstances appearing to the Trustees to be appropriate shall unless and to such extent as the Trustees with the agreement of the Principal Company otherwise determine continue to be so entitled or prospectively entitled to benefit under the corresponding provisions of the New Rules

3. The provisions of the Plan shall remain unaltered in respect of any person who is entitled or prospectively entitled to a benefit under the Plan and to whom the provisions of Clause 2 do not apply except that

      (a) the powers under Sub-rules 10(C), 11(B) and 11(C) and Rules 16, 27 and 28 of the New Rules shall (where appropriate) be available to the Trustees in respect of any such person, and

      (b) in the event of the expiration of the Perpetuity Period (as defined in the New Rules) or the cessation of payment of contributions to the Plan by one or more of the Participating Employers (as defined in the New Rules) and whether or not in respect of a specified category of persons the amount of and the terms and conditions appropriate to any benefit applicable under the Plan to any person to whom such cessation of contributions applies but to whom Clause 2 hereof does not apply shall be determined in accordance with the New Rules

4. The provisions of the Plan which relate to the vesting of the management and administration of the [MISSING TEXT] 31 of the Old Rules are deemed to be incorporated in the New Rules and, where inconsistent with the New Rules are deemed to override the New Rules until 21st February 1991, on which date the functions of the Hertz Pensions Management Committee were merged with the functions of the Trustees and the Hertz Pensions Management Committee was discharged

IN WITNESS whereof these presents have been duly executed and delivered as a deed the day and year first above written

THE COMMON SEAL of HERTZ (U.K.) LIMITED was hereunto affixed in the presence of:-

                                   Director

                                  Secretary

SIGNED and DELIVERED as a deed by the above
named PETER ROY GILL in the presence of:-          Trustee______________________

Witness_________________________________________

Name____________________________________________

Address_________________________________________

________________________________________________

________________________________________________

SIGNED and DELIVERED as a deed by the above named
STEPHEN JAMES SHIPSIDE in the presence of:-        Trustee______________________

Witness_________________________________________

Name____________________________________________

Address_________________________________________

________________________________________________

________________________________________________

SIGNED and DELIVERED as a deed by the above named
RODNEY JAMES CLARKE in the presence of:-            Trustee_____________________

Witness_________________________________________

Name____________________________________________

Address_________________________________________

________________________________________________

________________________________________________

SIGNED and DELIVERED as a deed by the above named
BRIAN LLEWELLYN in the presence of:-                Trustee_____________________

Witness_________________________________________

Name____________________________________________

Address_________________________________________

________________________________________________

________________________________________________

SIGNED and DELIVERED as a deed by the above named
MICHAEL BYRNE in the presence of:-                  Trustee_____________________

Witness_________________________________________

Name____________________________________________

Address_________________________________________

________________________________________________

________________________________________________

                                    APPENDIX

                                   TRUST DEEDS

Date                   Description                              Parties
----                   -----------                              -------
1st January 1972       Trust Deed                               (1)       The Principal Company
                                                                (2)       Associated Companies
                                                                (3)       R.P. Frost & other

28th February 1974     Deed of Appointment                      (1)       The Principal Company
                                                                (2)       R.A. Aebi
                                                                (3)       R.P. Frost & P.A.D.Strevens
                                                                (4)       J.E.Randall & R. Cranshaw

17th December 1974     Deed of Appointment                      (1)       The Principal Company
                                                                (2)       J.E.Randall
                                                                (3)       R. Cranshaw
                                                                (4)       R. Gill & others

25th April 1975        Deed of Appointment                      (1)       The Principal Company
                                                                (2)       J.E. Randall & others
                                                                (3)       Bankers Trustee and Executor Company
                                                                          Limited

25th October 1976      Supplemental Trust Deed                  (1)       The Principal Company
                                                                (2)       Associated Companies
                                                                (3)       Bankers Trustee and Executor Company
                                                                          Limited

15th March 1978        Supplemental Trust Deed                  (1)       The Principal Company
                                                                (2)       Bankers Trustee and Executor Company
                                                                          Limited

6th April 1981         Supplemental Trust Deed appointing new   (1)       The Principal Company
                       Trustees in place of Retiring Trustees   (2)       Bankers Trustee and Executor
                       and amending Trust Deed and Rules                  Company Limited
                                                                (3)       S.M. Hyman Trustee Company Limited

24th August 1982       Supplemental Trust Deed amending         (1)       The Principal Company
                       Definitive Deed and Rules                (2)       S.M. Hyman Trustee Company Limited

12th March 1984        Supplemental Trust Deed adopting new     (1)       The Principal Company
                       Rules set out in Appendix                (2)       Southampton Place Trustee Company
                                                                          Limited

23rd May 1984          Supplemental Trust Deed amending Rule 4  (1)       The Principal Company
                                                                (2)       Southampton Place Trustee Company
                                                                          Limited

11th June 1985         Supplemental Trust Deed adopting new     (1)       The Principal Company
                       Rules                                              Southampton Place Trustee
                                                                (2)       Company Limited

18th March 1986        Supplemental Trust Deed Amending Rules   (1)       The Principal Company
                                                                (2)       Southampton Place Trustee Company
                                                                          Limited

28th August 1986       Supplemental Trust Deed Amending Rules   (1)       The Principal Company
                                                                (2)       Southampton Place Trustee Company
                                                                          Limited

1st July 1988          Trust Deed amending contracting-out      (1)       The Principal Company
                       provisions on an interim basis prior     (2)       Southampton Place Trustee Company Limited
                       to detailed alteration of the Rules

21st February 1991     Supplemental Trust Deed appointing new   (1)       The Principal Company
                       Trustees in place of Retiring Trustees   (2)       Southampton Place Trustee Company Limited
                       and amending Rules                       (3)       P.R. Gill & others

26th November 1991     Deed of Appointment and                  (1)       The Principal Company
                       Removal                                  (2)       P.R. Gill & others
                                                                (3)       B. Llewellyn

5th January 1993       Supplemental Deed appointing new         (1)       The Principal Company
                       Trustee in place of Retiring Trustee     (2)       P.R. Gill & others
                       and amending Rules                       (3)       D.N. Sawers

23rd January 1996      Deed of Appointment and Removal          (1)       The Principal Company
                                                                (2)       P.R. Gill & others
                                                                (3)       D.H. Sawers

RULES

THE SCHEDULE

PART I - CONSTRUCTION, INTERPRETATION AND DEFINITIONS

TRUST DEED AND RULES

- construction

1.    (A)   In the construction of the Plan, unless there is something inconsistent in the subject matter or the context the expressions defined in the Rules shall have the meanings attributed to them by the appropriate definition and words importing the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender. Any reference in the Trust
            Instrument or the Rules to any Act of Parliament or any part or section of one or any statutory regulations includes

            (1)   where appropriate, any earlier corresponding legislation,

            (2) any statutory modification or re-enactment thereof for the time being in force, and

            (3) any corresponding enactment, regulation or order of Northern Ireland.

- interpretation

      (B)   (1)   The headings and marginal notes to the Rules and references thereto in the Rules shall not affect the interpretation of them.

            (2) Any terms used in the Rules as a measure of annual earnings in calculating the benefits and Member's Ordinary Contributions of a Class A Member are to be interpreted as limiting those earnings to the permitted maximum as defined in Section 590(C) of the Act (known as the earnings cap).

- right to information

      (C) Any person entitled or prospectively entitled to benefits under the Plan and any independent trade union recognised to any extent for the purposes of collective bargaining in relation to Members and prospective Members is entitled under the Disclosure Requirements, to information about the constitution of the Plan, its administration and finances and the rights and obligations that may arise under it. The Trustees shall make the information available in a manner and on a basis which satisfies the Disclosure Requirements.

DEFINITIONS

2.    "Accrued Guaranteed Minimum" means,

      (a) in relation to a Member that part of his Plan Guaranteed Minimum (excluding any prospective increases in it) which had accrued at the date his Contracted-out Employment ended,

      (b) in relation to a Member's widow, half of the amount applicable to the Member under (a) above,

      (c) in relation to a Member's widower half of the amount applicable to the Member under (a) above which is attributable to earnings for the 1988/89 Tax Year and later Tax Years.

"the Act" means the Income and Corporation Taxes Act 1988 and approval under the Act means approval as an exempt approved scheme by the Board of Inland Revenue under Chapter I of Part XIV of the Act.

"Actuary" means the actuary or actuaries for the time being appointed or nominated to the Plan under Sub-rule 45(A) (appointment and removal of officers).

"Anti-franking Minimum" means the Anti-franking Minimum as defined in Sub-rule 56(F).

"Associated Employer" means any corporation, company or firm

(a) which is either associated in business with or directly or indirectly controlled by the Principal Company. In the event of any question as to whether a corporation, company or firm is either associated in business with or directly or indirectly controlled by the Principal Company a certificate under the hand of the chairman or any two directors of the Principal Company shall be conclusive evidence of the facts therein stated, or

(b) which the Principal Company has, with the consent of the Board of Inland Revenue, determined shall for any period be treated as an Associated Employer for the purposes of the Plan.

"Associated Scheme" means, in any case where a determination as to any calculation, matter or fact falls to be made

(a) on or after 27th July 1989, Associated Scheme as defined in Sub-rule 55(A) (Inland Revenue Limits), and

(b) before 27th July 1989, in relation to a Member or Life Assurance Member, any retirement benefits scheme as defined in section 611 of the Act relating to service with a Participating Employer, other than the Plan.

"Basic Salary" means, in relation to a Member or a Life Assurance Member, the annual rate of his basic salary on the commencement of each Plan Year or, if later, on the date of joining the Plan.

"Child" means, in relation to a Member,

(a)   any child of the Member or of his spouse,

(b)   any legally adopted child of the Member or of his spouse, and

(c) if the Trustees so decide, any other child in relation to whom, in the opinion of the Trustees, the Member stood in loco parentis at the time of his death.

provided that:

(1)   a person shall qualify as a Child only

      (a)   until the age of 18 years, or

      (b) during any period after attaining age 18 and before attaining age 21 during which he is in receipt of full-time education or vocational training unless that education or training is given in the course of employment;

(2)   "Children" has a corresponding meaning;

(3) in relation to any Member the expression "Child" shall not, unless the Trustees so decide, include any child born after contributions by the relevant Participating Employer cease under Rule 52, and

(4) the Trustees may decide that any Child (not being the Member's only Child) who in the opinion of the Trustees was not dependent on the Member at the time of his death shall be disregarded.

"Child's Pension" means Child's Pension as defined in Sub-rule 14(B).

"Class A Member", "Class B Member" and "Class C Member" have the meanings shown in Sub-rule 55(A).

"Commencement Date" means 1st January 1972.

"Contracted-out Employment" means employment which is treated as contracted-out employment by reference to the Plan for the purposes of the Pensions Act including any period of employment which is so treated for the purposes of section 14(1) thereof by reason of the transfer to the Plan of accrued rights from another scheme.

"Contracting-out Deduction" means, in relation to a Member, an amount determined by the Trustees to be the amount (if any) by which the National Insurance contributions payable by the Member during any period of Contracted-out Employment have fallen short of what would have been payable if the Member had not been in Contracted-out Employment during that period.

"Deferred Pension" means Deferred Pension as defined in Sub-rule 9(A) (Benefits on leaving the Plan).

"Dependent Relative" means, in relation to a person, any one or more of the following:-

(a) a child including a stepchild and a lawfully adopted child of such person who is under the age of 18 years or is for the time being a student engaged in full-time education or vocational training, and

(b) any person who in the opinion of the Trustees was dependent on such first mentioned person for all or any of the ordinary necessaries of life.

"Disclosure Requirements" means the requirements as to disclosure of information about the Plan and the form of that information, contained in section 113 of the Pensions Act and the Occupational Pension Schemes (Disclosure of Information) Regulations 1986.

"Early Retirement Pension" means Early Retirement Pension as defined in Rule 7.

"Eligible Employee" means a person in the service of a Participating Employer whose name is recorded in the register specified in the membership conditions specified in the appropriate part of Sub-rule 3(A) and may include a director of a Participating Employer provided that such inclusion will not prejudice approval of the Plan under the Act and for the purposes of the Plan any such director shall be deemed to be in the service of a Participating Employer.

The decision of the Principal Company as to whether or not a person is in the service of a Participating Employer and whether or not his name shall be recorded or cease to be recorded in any such register shall be conclusive.

"Equivalent Pension Benefits" means Equivalent Pension Benefits as defined in Rule 57 (Contracting-out of the old State graduated scheme).

"Executive Member" means a Member who has become a Member under Rule 3(A)(2) and whose name is recorded in a Participating Employer's register of Executive Members.

"Final Contribution Date" means, in relation to a Member, the earlier of

(a) the last day of the month coincident with or, if not coincident with, immediately preceding Normal Retiring Date, and

(b)   the date he leaves the Plan.

"Final Pensionable Salary" means

(a) before 1st July 1993, the greatest annual average of a Member's Pensionable Salaries for 3 consecutive Plan Years in the 10 consecutive Plan Years up to the complete Plan Year before the Plan Year in which falls the earlier of the Normal Retiring Date and the date he leaves the Plan;

(b) after 30th June 1993, the greatest annual average of a Member's Pensionable Salaries for 3 consecutive Plan Years in the 10 consecutive Plan Years up to and including the Plan Year in which falls the earlier of the Normal Retiring Date and the date he leaves the Plan.

For the purpose of calculating the Member's Final Pensionable Salary his Pensionable Salary as a Part-time Member shall be multiplied by a fraction the numerator of which shall be the full complement of hours necessary to qualify such service as Full-time Service and the denominator shall be the number of hours worked in a week while a Part-time Member.

"Final Remuneration" has the meaning shown in Sub-rule 55(A).

"First Contribution Date" means, in relation to a Member, the date upon which he became a Member.

"Fund" means the monies and other assets subject to the trust established by the Trust Instrument.

"GMP Increase" means

(a) in relation to a Member whose Contracted-out Employment ends before Pensionable Age or whose pension under the Plan is due to commence after Pensionable Age, the difference between his Plan Guaranteed Minimum and his Accrued Guaranteed Minimum;

(b) in relation to the widow or widower of a Member to whom paragraph (a) applies, the difference between the Plan Guaranteed Minimum and the Accrued Guaranteed Minimum.

"Guaranteed Minimum" means, in relation to a Member or a Member's widow or widower, the appropriate guaranteed minimum including any increases and prospective increases in the amount thereof ascertained in accordance with Rule 56 (Contracting-out of the State earnings related pension scheme). For the purposes of calculating the Guaranteed Minimum at any date

(a) any prospective increases under paragraph (2) of Sub-rule 56(C) (which relates to increases after Pensionable Age under section 109 of the Pensions Act) shall be excluded, and

(b) any part of that guaranteed minimum which relates to a period after 5th April 1988 shall be disregarded in the case of a Member who has voluntarily left the Plan under Sub-rule 3(C) and exercised his Statutory Transfer Option inclusive of rights to that part of the guaranteed minimum.

For the purposes of determining whether a yearly pension under the Plan is less than the Guaranteed Minimum the amount of the Guaranteed Minimum shall be the annual equivalent (as determined by the Trustees) of its weekly rate.

"Guaranteed Minimum Pension" means, in relation to a Member or his widow or widower, his or her pension under the Plan to the extent to which its weekly rate is equal to the Guaranteed Minimum and shall to that extent include accrued rights conferring prospective entitlement under the Plan to the pensions to be provided for him and his widow or widower.

"Ill-health" means such partial or total incapacity arising out of accident or mental or physical disability or impairment as the Principal Company shall determine.

"Incapacity" means Ill-health which in the opinion of the Principal Company is sufficiently serious to: (a) prevent a Member or Life Assurance Member from following his normal occupation; and (b) impair seriously his earning ability.

If the Principal Company so decides, a Member can be treated as suffering from Incapacity, even though his Ill-health does not satisfy condition (b).

"Index of Retail Prices" means the Central Statistical Office's index of retail prices published by the Department of Employment or any other index approved for the purposes of the Plan by the Board of Inland Revenue.

"Interest" means interest at the rate of 4 per cent. per annum compound calculated from the first day of the Plan Year immediately following the Plan Year in which the relevant contribution was made, up to the date on which Interest is payable under the Rules and compounded annually at the end of each Plan Year.

"Late Retirement Pension" means Late Retirement Pension as defined in Rule 8.

"Life Assurance Member" means a person who has been admitted to the Plan under Sub-rule 3(A)(5) and who has not ceased to be a Life Assurance Member under Sub-rule 3(C)(2).

"Linked Qualifying Service" means the relevant period of service which under the provisions of the Transfer Rules is to be taken into account as linked qualifying service under the Rules.

"Lower Earnings Limit" means, in relation to a Member or Life Assurance Member, his lower earnings limit for the purposes of the Pensions Act.

For the purposes of calculating the Lower Earnings Limit in relation to a period of Part-time Service, the Lower Earnings Limit shall be multiplied by a fraction, the numerator of which shall be the number of hours worked during the last complete week of the Member's Part-time Service and the denominator shall be the Full-time Working Week applicable during such last complete week.

"Member" means

(a) a person who was an Eligible Employee on 6th April 1988 and who on the previous day was a member under the Old Rules, or

(b)   any other Eligible Employee who has become a Member under Rule 3,

but subject always to Sub-rule 3(C)(1) (leaving the Plan).

"Member's Contributions" means, in relation to a Member, the aggregate of:

(a)   any Member's Ordinary Contributions with Interest, and

(b)   any Transferred Employee Contributions with Interest, and

(c)   (1)   his Voluntary Contributions Fund (if any), and

      (2) any Member's Voluntary Contributions to which Sub-rule 4(E) (segregated Member's Voluntary Contributions) does not apply.

but excluding any amount which has been refunded to the Member in his lifetime and any part thereof which the Trustees certify to relate to benefits extinguished by the Member having exercised his Statutory Transfer Option or the non-statutory transfer or buy-out option under Sub-rules 10(B) and (C).

Provided that in any case where Member's Voluntary Contributions or Transferred Employee Contributions have been paid or applied on the basis that in the event which happens such contributions shall not be taken into account in calculating the amount of any benefit or benefits under the Plan Member's Contributions shall be reduced by an amount determined by the Trustees to be equal to the amount so paid or applied.

"Member's Ordinary Contributions" means, in relation to a Member his contributions to the Plan under Sub-rule 4(A) and any contributions paid by him as a condition of his membership of the Plan under any rules which governed the Plan before these Rules but excluding any contributions refunded to him in his lifetime.

"Member's Voluntary Contributions" means, in relation to a Member his contributions to the Plan under Sub-rule 4(B) and any voluntary contributions paid by the Member under any rules which governed the Plan before these Rules.

"Money Purchase Fund" means, in relation to a Member, the amount equal to the total of

(1) a notional contribution in respect of each complete Plan Year commencing after 5th April 1988 up to the earlier of the Normal Retiring Date and the date he leaves the Plan of the total of

      (a) an amount equal to the Member's Ordinary Contribution for that Plan Year and

      (b) a percentage (described below) of so much of the Member's Pensionable Salary in such Plan Year as exceeds the Lower Earnings Limit in that Plan Year and does not exceed the Upper Earnings Limit in that Plan Year. The percentage referred to in this paragraph is
            3.8 per cent prior to the 6th April 1993 and 3 per cent after the 5th April 1993;

and

(2) interest, at the Money Purchase Interest Rate, added on the first day of each Plan Year up to the end of the Plan Year immediately preceding the Plan Year in which the Member's Normal Retiring Date (or earlier date of retirement falls) calculated on the notional contribution in (1) above which relates to the previous Plan Year and any interest already declared in accordance with this sub-paragraph (2).

"Money Purchase Interest Rate" means the amount which the Trustees determine is the average rate declared during a Plan Year by the Halifax Building Society on its voluntary contributions account (or by such other body and/or in relation to such other account as the Trustees shall determine from time to time for the purposes of this definition).

"Money Purchase Pension" means, for a Member, the amount of pension which the Trustees, having regard to the advice of the Actuary, determine to be equal in value to the Member's Money Purchase Fund at the relevant date.

"National Insurance Act" means the National Insurance Act 1965.

"National Service" means, in relation to an Eligible Employee, any period of service in any of the naval, military or air forces of the Crown or, unless the Trustees otherwise determine, of compulsory employment for war purposes in full-time civil defence or industrial duties pursuant to statute or such other period of service for National purposes as the Trustees shall determine.

"Nominated Dependant" means in relation to a Member, any person (other than the Member's Qualifying Spouse or Children) who is or was dependent upon the Member at the date of the Member's death for all or any of the ordinary necessaries of life and who has been nominated by the Member in writing to the Trustees to receive any Dependant's Pension payable on his death.

"Normal Retirement Pension" means Normal Retirement Pension as defined in Rule
6.

"Normal Retiring Date" means the 60th birthday in the case of a female Member or Life Assurance Member who leaves the Plan or reaches age 60 before 1st April 1991, the 60th birthday in the case of an Executive Member or Senior Executive Member, and the 65th birthday in the case of any other Member or Life Assurance Member.

"Old Rules" means the rules of the Plan which were in force on 5th day of April 1988.

"Paid-up Policy" means a policy of insurance or annuity contract in the name of a person or persons (or in the name of trustees of a trust for his or their benefit) entitled or prospectively entitled to a benefit or benefits under the Plan and providing, as may be appropriate, one or more of the following benefits, namely an annuity, a lump sum payable on the date upon which a lump sum was prospectively payable under the Plan, or a lump sum payable on death provided that

(a) the amount of any benefit shall not exceed the amount determined by the Trustees to be the maximum amount which, having regard to Sub-rule 32(A) (Inland Revenue limitations), could have been payable under the Plan by reference to the period of service with a Participating Employer appropriate at the date of purchase or provision of the policy or contract to the employee by reference to whose service the benefit applies,

(b) the policy or contract has been approved by the Board of Inland Revenue or the liabilities undertaken by the insurance company correspond with the benefits under the Plan which the policy or contract is intended to secure,

(c) any lump sum benefit payable on the death of a person shall be payable to his personal representatives or as otherwise arranged with the relevant insurance company,

(d)   the policy or contract may be assigned or surrendered only

      (1)   with the written consent of the Member, and

      (2) if the benefits previously secured by the policy or contract become secured or are replaced by benefits under one or more of (i) another policy or contract of a like nature to a Paid-up Policy, and (ii) subject to the conditions specified or referred to in regulation 2 of the Occupational Pension Schemes (Discharge of Liability) Regulations 1985 an occupational pension scheme, a personal pension scheme, or a self-employed pension arrangement,

(e)   any annuity may be commuted only if

      (1)   it has become payable and is a Trivial Pension, or

      (2) it has become payable and the commutation does not apply to any part of it which represents a Guaranteed Minimum Pension, the Member has requested or consented to the commutation, and either

            (A)   he has attained the age of 50, or

            (B) his earning capacity has been destroyed or seriously impaired, or

            (C)   he is in exceptional circumstances of serious ill-health; or

      (3) any other conditions considered suitable by the Occupational Pensions Board are met,

(f) the relevant insurance company shall assume an obligation to the Member or to the trustees of a trust for his benefit to pay the benefits to him or, where appropriate, to his dependants or to the trustees of such a trust,

(g)   the policy or contract shall give effect to provisos (a) to (f) above,

(h) the policy or contract shall be issued by any United Kingdom office or branch of any insurance company which is authorised to carry on ordinary long term insurance business under section 3 or 4 of the Insurance Companies Act 1982,

(i) if the policy or contract is intended to provide Guaranteed Minimum Pension, it shall include, or be endorsed with, terms to the effect that the annuity for the Member or his widow or widower will not be less than the Guaranteed Minimum and that any increase in the Guaranteed Minimum Pension under section 109 of the Pensions Act will result in a similar increase in the annuity,

(j)   it contains or is endorsed with either

      (1) a statement of the total length of the period or periods of service which gave rise to the benefits secured by it, or

      (2)   where that total length exceeds 2 years a statement to that effect,

(k) for the purposes of this definition "Member" includes any person by reference to whose employment the Trustees have accepted a transfer of assets under the Plan.

"Part-time Member" means a Member or Life Assurance Member who in any period has a contractual working week of basic hours which is shorter than the contractual working week of basic hours for a full-time employee of the Participating Employer who in the opinion of the Participating Employer is in a comparable category of employment to the Member or Life Assurance Member (as appropriate).

"Participating Employer" means the Principal Company or any Associated Employer which is participating in the Plan in accordance with the provisions of Rule 48 and in relation to any Member or Life Assurance Member means the Participating Employer in whose Service he either is or was at the relevant time.

"Pensionable Age" means, in relation to a Member, the date upon which he attains pensionable age for the purposes of the Pensions Act.

"Pensionable Salary" means, in relation to a Member and any Plan Year, his Basic Salary for that Plan Year less the Lower Earnings Limit applicable on the first day of that Plan Year, rounded to the nearest multiple of (pound)12 or if midway between two such multiples the higher of such multiples.

"Pensionable Service" means, in relation to a Member, the aggregate of:-

(a) the number of complete years and months (each complete month counting as one-twelfth of a year) of his Full-time Service as a Member before the earlier of the Normal Retiring Date and the date he leaves the Plan and

(b) the number of complete years and months (each complete month counting as one-twelfth of a year) of his Part-time Service as a Member before the earlier of the Normal Retiring Date and the date he leaves the Plan multiplied by a fraction the numerator of which shall be the number of hours worked during the last complete week of the Member's Part-time Service and the denominator shall be the Full time Working Week applicable during such last complete week.

For the purposes of calculating the benefits under Sub-rule 11(A) (Lump sum instead of pension) any period of complete years and months of Service otherwise excluded by this definition shall count as Pensionable Service.

At the request of the Principal Company the Trustees shall notify the Member that any additional period or periods are to be counted as Pensionable Service for some or all of the purposes of the Plan. Any such additional period or periods shall be Pensionable Service to the extent and for the purposes so notified.

"Pensions Act" means the Pension Schemes Act 1993.

"Perpetuity Period" means the period expiring on the twentieth anniversary of the day of the death of the last survivor of the issue living on 1st January 1972 of his late Majesty King George the Fifth or such longer period, during which legislation has made it lawful for the trusts of the Plan to continue.

"Plan" means the Plan which is established by the Trust Instrument and the Rules and which shall be known as the "HERTZ (U.K.) 1972 PENSION PLAN".

"Plan Death Benefit" means the Plan Death Benefit as determined in accordance with Sub-rule 12(A) (lump sum on death in Service before Normal Retiring Date).

"Plan Guaranteed Minimum" means

(a) in relation to a Member, that part of his Guaranteed Minimum which relates to his Contracted-out Employment as a Member

(b) in relation to a Member's widow or widower, half of the amount applicable to the Member under (a) above,

(c) in relation to a Member's widower, half of the amount applicable to the Member under (a) above which is attributable to earnings for the 1988/89 Tax Year and later Tax Years.

"Plan Year" means any period of one year commencing as the case may be on either of the following dates and on each anniversary thereof namely

(a)   the Commencement Date, or

(b) any other date which the Trustees may at any time select, and includes an intervening period of more than 6 months but not more than 18 months where the Trustees have selected a different date from which Plan Years are to start and benefits or contributions applicable under the Rules to a Plan Year of more or less than 12 calendar months shall be adjusted.

"Pre-1988 Senior Executive Member" means a Senior Executive Member (other than a Pre-1985 Senior Executive Member) whose period of Pensionable Service as a Senior Executive commenced before 6th April 1988.

"Pre-1985 Senior Executive Member" means a Senior Executive Member whose period of Pensionable Service as a Senior Executive Member commenced before the 1st May 1985.

"Principal Company" means HERTZ (U.K.) LIMITED or, provided that approval of the Plan under the Act is not thereby prejudiced, any corporation, company or firm which, upon any amalgamation, reconstruction or otherwise, shall have covenanted with the Trustees to observe and perform such of the provisions of the Rules as are hereunder to be observed and performed by the Principal Company.

"Qualifying Member" means a Member

(a) whose last or only period of continuous Pensionable Service is at least 2 years. For this purpose:-

      (1) two consecutive periods of Pensionable Service shall be treated as continuous and aggregated together if between them there is either no break or a break not exceeding one month;

      (2) Linked Qualifying Service not otherwise included is added to Pensionable Service; or

(b) who (1) has completed more than one period of continuous Pensionable Service or, in relation to a Member who leaves the Plan before 28th February 1991, has completed a period of membership of another retirement benefits scheme (as defined in section 611 of the Act) relating to service with a Participating Employer, and (2) has completed 2 years' qualifying service by reference to the Plan for the purposes of paragraph 71 of the Pensions Act, or

(c) for whom the Trustees have accepted a transfer of assets under Rule 27 from a personal pension scheme within the meaning of section 1 of the Pensions Act.

"Qualifying Spouse" means the person (if any) to whom a Member was married at the date of his death.

"Revaluation Increase" means:

(1) for a Member who leaves the Plan (other than by death) at least one year before his Normal Retiring Date, and

(2) for the Qualifying Spouse of a Member to whom (1) above applied and who died while receiving a pension from the Plan which commenced at Normal Retiring Date or while prospectively entitled to a pension under Rule 9 (Benefits on leaving the Scheme);

an amount calculated using the formula below appropriate to the date on which the Member leaves the Plan:

Member leaves the Plan before 1st January 1991   Member leaves the Plan after 31st December 1990
---------------------------------------------    -----------------------------------------------
          A x B x (D - E)                                          A x (D - E)
          -----
            C

      Where:

      A is the percentage specified in the last order made under section 52A of the Pensions Act before the Member's Normal Retiring Date applicable to a revaluation period of the number of complete years in the period beginning on the day after the Member leaves the Plan and ending on his Normal Retiring Date.

      B     is the Member's Pensionable Service completed after 31st December
            1984.

      C     is the Member's Pensionable Service.

      D     is

            (1)   for a Member an amount calculated in accordance with paragraph
                  (2)(b) of Sub-rule 9(A);

            (2) for the Member's Qualifying Spouse, 50 per cent. of the amount specified in (1). The amount so calculated shall be reduced by 2 1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

      E     is the Accrued Guaranteed Minimum (if any).

      For the purposes of calculating the Revaluation Increase where a notional period is to be included as part of a Member's Pensionable Service:

      (a) that period shall be so treated and shall be taken to have ended immediately before his Pensionable Service would otherwise have begun

      (b) if that notional period was given because of a transfer to the Plan under the Transfer Rules, E shall include any part of the Guaranteed Minimum (excluding any prospective increases in it) when the Member's Contracted-out Employment ended which is attributable to that transfer

      (c) his Early Retirement Pension or Deferred Pension shall be taken to include any resulting additional pension.

"Rules" means these Rules and any special terms for the time being in force under Sub-rule 16(B) and includes any alteration or modification thereof from time to time in force.

"Senior Executive Member" means a Member who has become a Member under the Old Rules or under Rule 3(A)(3) and whose name is recorded in a Participating Employer's register of Senior Executive Members.

"Service" means continuous service with one or more Participating Employers provided that (a) service which is interrupted only by National Service shall be deemed to be continuous service, (b) in the case of a Participating Employer first included in the Plan after the Commencement Date any period of Service with such Participating Employer prior to inclusion in the Plan shall count as Service if and to such extent and for such purposes as the Principal Company shall determine but subject thereto any such period shall be excluded, and (c) the Principal Company shall finally determine, in relation to any Eligible Employee, the date of commencement of Service and the period to be counted as Service.

"Spouse's Pension" means Spouse's Pension as defined in Sub-rule 14(A).

"Staff Member" means a Member who has become a Member under the Old Rules or under Rule 3(A)(1) and whose name is recorded in a Participating Employer's register of Staff Members.

"Statutory Transfer Option" means the right conferred by Chapter IV of Part IV to the Pensions Act and which is described in Sub-rule 10(A).

"Tax Year" means tax year for the purposes of the Pensions Act.

"Transfer Rules" means Rule 27 and any provisions permitting a transfer of assets to the Plan from another retirement benefits scheme contained in any provisions which governed the Plan before these Rules.

"Transferred Employee Contributions" means Transferred Employee Contributions as defined in Rule 27 (transfers from another scheme) and includes such part of any amount transferred into the Plan in respect of a Member under the Transfer Rules (other than Rule 27) as may, in accordance therewith, have been deemed by the Trustees to be attributable to employee's contributions.

"Trivial Pension" means, in relation to any person a pension which when added to

(a)   all pensions payable under Associated Schemes and

(b) the pension equivalent as determined by the Trustees of all other benefits applicable in respect of such person during his lifetime under the Plan or Associated Schemes,

is not more than (pound)260 per annum or such other amount as may be prescribed from time to time by regulations made under section 21(1) and section 77(b) of the Pensions Act and which will not prejudice approval of the Plan under the Act but so that

(1) for the purposes of deciding at a date earlier than the Normal Retiring Date whether a pension under or arising from the Plan is a Trivial Pension the amount of any pension which includes a guaranteed minimum pension for the purposes of section 14 of the Pensions Act shall be deemed to be the amount which in accordance with the Rules or the rules of any Associated Scheme (as appropriate) will apply at Pensionable Age but disregarding the effect of any provision under the Plan or Associated Schemes for increases in the amount of any such pension prior to Pensionable Age which are not required in order to comply with the contracting-out requirements of the Pensions Act,

(2) no pension under or arising from the Plan shall be a Trivial Pension at a date earlier than the Normal Retiring Date

      (a) if it or any pension to which the Member is entitled under any Associated Schemes includes a guaranteed minimum pension for the purposes of section 14 of the Pensions Act to which an order under section 148 of the Social Security Administration Act 1992 coming into force after such earlier date may apply, and

      (b) unless all Associated Schemes under which the Member is entitled to benefit are being wound-up or he is treated by such Associated Schemes as having retired, as the case may be under the Plan.

"Trust Instrument" means the following:-

(a) a Trust Deed made 1st January 1972 between the Principal Company (under its former name of Y.K.P. (Holdings) Limited) of the first part, Daimler Hire Limited, United Service Transport Company Limited and Hertz Europe Limited of the second part and Robert Philip Frost, Peter Alan Dawson Strevens and Rene Andreas Aebi of the third part

(b) a Deed made 25th October 1976 between the Principal Company of the first part, Daimler Hire Limited, United Transport Company Limited and Hertz Europe Limited of the second part and Bankers Trustee and Executor Company Limited of the third part

(c)   any deeds supplemental thereto.

"Trustees" means the trustee or trustees for the time being of the Plan.

"Upper Earnings Limit" means, in relation to a Member, his upper earnings limit for the purposes of the Pensions Act.

"Voluntary Contributions Fund" has the meaning specified in Sub-rule 4(E)(2) (investment of segregated Member's Voluntary Contributions).

PART II - JOINING AND LEAVING THE PLAN

- Joining the Plan
full membership

- Staff

3.    (A)   (1)   An Eligible Employee shall be eligible for admission to
                  membership of the Plan as a Staff Member if in the opinion of the Trustees he fulfils the following conditions:-

                  (a) his name is recorded in a Participating Employer's register of permanent Employees, and

                  (b)   he has reached age 21, and

                  (c) he has not reached age 64, or age 59 in the case of a female Eligible Employee who is admitted to membership before 1st April 1991, and

                  (d) in his current period of Service he has not voluntarily left the Plan under (C) of this Rule, or failed to become a Member within 12 months of first being able to do so under this Rule.

                  Any such Eligible Employee shall be admitted to membership of the Plan unless he gives written notice to the Trustees that he does not wish to join the Plan.

                  The Principal Company may determine in any particular case that any one or more of the conditions set out above shall be waived.

- Executive

            (2) An Eligible Employee shall be eligible for admission to membership of the Plan as an Executive Member after the 17th October 1995 if the Principal Company in its absolute discretion directs the Trustees to admit the Eligible Employee to membership of the Plan as an Executive Member.

                  Any Eligible Employee who is to be admitted to membership under this Sub-rule shall provide such evidence of his health and such other evidence as the Trustees and the Principal Company may require. Any such Eligible Employee who (unless the Trustees otherwise determine) completes and submits within one month of first being invited to join as an Executive Member and in respect of whom the Trustees have accepted, an application for membership of the Plan as an Executive Member in such form as shall be determined by the Trustees, shall be admitted to membership of the Plan. The Principal Company shall notify the Trustees of the date upon which admission to membership as an Executive Member is to take place.

                  The Principal Company may make the membership of an Eligible Employee who is invited to become an Executive Member subject to any conditions as to participation in all or any of the benefits of the Plan or otherwise which they think appropriate and notify to the Eligible Employee.

- Senior Executive

            (3) An Eligible Employee shall be eligible for admission to membership of the Plan as a Senior Executive Member if the Principal Company in its absolute discretion directs the Trustees to admit the Eligible Employee to membership of the Plan as a Senior Executive Member.

                  Any Eligible Employee who is to be admitted to membership under this Sub-rule shall provide such evidence of his health and such other evidence as the Trustees and the Principal Company may require. Any such Eligible Employee who (unless the Trustees otherwise determine) completes and submits within one month of first being invited to join as a Senior Executive Member and in respect of whom the Trustees have accepted, an application for membership of the Plan as a Senior Executive Member in such form as shall be determined by the Trustees, shall be admitted to membership of the Plan. The Principal Company shall notify the Trustees of the date upon which admission to membership as a Senior Executive Member is to take place.

                  The Principal Company may make the membership of an Eligible Employee who is invited to become a Senior Executive Member subject to any conditions as to participation in all or any of the benefits of the Plan or otherwise which they think appropriate and notify to the Eligible Employee.

Changes between Category

            (4) An eligible Employee who has been admitted to membership of the Plan may at the invitation of the Principal Company (and only at the invitation of the Principal Company) move from one category of membership to another if he satisfies the eligibility conditions for that category of membership.

                  Upon any move between categories of membership the Principal Company will notify the Trustees of the name of the Member, the date from which the move takes effect, and make available such other details (including any evidence of the Member's state of health that the Trustees may require) as the Trustees may require.

- Joining the Plan Life Assurance membership

            (5) An employee of a Participating Employer shall be admitted to the Plan for the purposes only of the benefit described is Sub-rule 12(A) (lump sum on death in Service before Normal Retiring Date) if he fulfils the following conditions:

                  (a) his name is recorded in a Participating Employer's register of permanent employees, and

                  (b)   he has reached age 21, and

                  (c) he has not reached age 64, or age 59 in the case of a female Eligible Employee who is admitted to membership before 1st April 1991,

                  and

                  (d)   he is not a Member.

                  The Principal Company may determine in any particular case that any one or more of the conditions set out above shall be waived.

- Treatment of benefits for earlier periods of Membership

      (B)   (1)   If on becoming a Member a person is entitled or prospectively entitled to benefits under the Plan for an earlier period of membership the provisions of this Sub-rule shall apply unless the Trustees with the consent of the Participating Employer and the Member otherwise determine.

            (2) The amount of any benefit or benefits applicable to each period of membership shall (subject as hereinafter provided) be calculated in accordance with the provisions of the Plan as if each such period was the only period of membership.

            (3) If on the date he rejoins the Plan the Member is not in receipt of a pension under the Plan the following provisions shall apply to the intent that the benefits under the Plan applicable to each period of membership shall as far as practicable be subject to the same terms and conditions, namely,

                  (a) any options available under the Plan in respect of benefits relating to an earlier period which have not been exercised on the date he rejoins shall cease to apply during a later period of membership, and

                  (b) options available under the Plan in respect of benefits relating to the last period of membership shall apply in respect of any corresponding benefits to which sub-paragraph (a) above applies as if the benefits related in all respects to one period.

            (4) If on the date he rejoins the Plan the Member is in receipt of a pension under the Plan that pension and any related benefits payable on the death of the Member shall continue to be payable on the same basis as would have applied had he not rejoined the Plan.

- Leaving the Plan full membership

      (C)   (1)   A Member shall leave the Plan in the following events:

                  (a)   if he leaves Service, or

                  (b) if, although still an Eligible Employee, he elects to leave the Plan. A Member may so elect by giving at least one month's written notice to the Trustees. The Member shall leave the Plan at the end of the day on which the notice expires, or

                  (c)   if he ceases to be an Eligible Employee, or

                  (d) if he is suspended or absent from work for more than 3 years where he is receiving full-time education connected with his employment or is seconded to another employer or 1 year in any other case (or any longer period agreed by the Principal Company if suspension or absence is due to Ill-health or National Service) unless, at the request of the Principal Company and with the approval of the Board of Inland Revenue the Trustees decide that he need not leave the Plan.

                  The benefits payable during the lifetime of a person who leaves the Plan are specified in Rule 9 (pension or refund of contributions) and Rule 11 (lump sum on retirement) and the benefits payable on his death are specified in Sub-rules 12(B) or (D) (lump sum) and Rule 14 (dependants benefits). His options to have a transfer value paid to another Plan or to a policy are set out in Rule 10.

                  A person ceases to be a Member on leaving the Plan although referred to as a Member in relation to any benefit to which he or any other person may be entitled or prospectively entitled under the Rules in respect of his membership of the Plan.

- Leaving the Plan Life Assurance membership

            (2) A person shall cease to be a Life Assurance Member on his ceasing to satisfy the conditions set out in (A)(5) of this Rule.

 - Employment with an overseas employees

      (D)   (1)   This Sub-rule (D) applies to employees of Participating
                  Employers which are not resident in the employer United
                  Kingdom (herein referred to as "Overseas Employers") and overrides any other provisions of the Plan which are inconsistent with it.

            (2) Except as provided in (3) and (4) membership of the Plan in relation to Service with an Overseas Employer (herein referred to as an "Overseas Employment") shall be permissible only while the Eligible Employee is chargeable to United Kingdom income tax under Case I or II of Schedule E of the Act in relation to that Overseas Employment and does not qualify for a deduction of 100 per cent. under section 193(1) of the Act.

            (3) If it appears to the Trustees that a Member's or Life Assurance Member's remuneration from an Overseas Employment will cease to be effectively chargeable to United Kingdom income tax under Case I of Schedule E because the periods he will spend overseas are likely to qualify him for the 100 per cent. deduction under section 193(1) of the Act, the Trustees may permit his membership of the Plan in relation to that Service to remain for up to 3 years or (if earlier) until he becomes a member of another occupational scheme providing relevant benefits as defined in section 612(1) of the Act, if it appears to the Trustees that in that period he will again become effectively chargeable to United Kingdom income tax under Case I or II of Schedule E.

            (4) If a Member's or Life Assurance Member's membership of the Plan in relation to an Overseas Employment ceases to be permissible under (2) or (3) above and that is his only employment with the Participating Employers, he shall thereupon leave the Plan as provided in (C) of this Rule as if he had ceased to be an Eligible Employee, and the Trustees shall notify the Member or Life Assurance Member of the fact in writing.

            (5) In calculating the maximum benefits and contributions under Sub-rule 32(A) (Inland Revenue limitations) in respect of a Member's or Life Assurance Member's Overseas Employment account shall be taken only of any period and the remuneration relating to it during which he satisfies the conditions set out in (2) or (3) above and in calculating the overall maximum benefits for a Member to whom this Sub-rule applies his Service with an Overseas Employer shall not be aggregated with any other period of his Service unless the Board of Inland Revenue agrees.

PART III - CALCULATION AND PAYMENT OF CONTRIBUTIONS

MEMBER'S CONTRIBUTIONS

- ordinary

4.    (A)   In each Plan Year each Member shall (except as set out below and subject to Rules 25 (Temporary absence from work) and 26 (Absence due to pregnancy)) pay Member's Ordinary Contributions of 5 per cent. of Pensionable Salary.

            Where Member's Ordinary Contributions are payable for a period which is not a complete Plan Year, the amount payable shall be proportionately adjusted in a manner to be decided by the Trustees.

            No Member's Ordinary Contributions shall be payable before the First Contribution Date or after the Final Contribution Date.

            Members' Ordinary Contributions shall be taken into account by the Trustees in calculating the amount payable by each Participating Employer under Rule 5.

- voluntary
limits and payment conditions

      (B)   (1)   A Member can pay Member's Voluntary Contributions of any
                  amount he chooses but subject to the following conditions:

                  (a) the Trustees may require a Member to give written notice (of a period not exceeding 12 months) specifying the amount of Member's Voluntary Contributions he intends to pay or any variation of the rate at which he is paying them, and

                  (b) a Member is not permitted to pay Member's Voluntary Contributions in any Tax Year of less than any minimum amount specified by the Trustees. On and after 6th April 1988 that minimum amount will not exceed the greater of 3 times the weekly rate of the Lower Earnings Limit for that Tax Year and 0.5 per cent of the Member's earnings from the Participating Employers for that Tax Year excluding any earnings on which Class I National Insurance Contributions are not payable.

period of payment

            (2) Unless the Trustees otherwise decide a Member is not permitted to pay Member's Voluntary Contributions before the First Contribution Date or after the Final Contribution Date.

benefits from Voluntary
Contributions

            (3) After consulting the Member (if he is then living) the Trustees will choose from the list in Sub-rule 16(A)(2) (Discretionary benefits) the benefits to be given for his Member's Voluntary Contributions. The chosen benefits will be subject to the following conditions:

                  (a) they will be subject to the Inland Revenue limitations referred to in Sub-rule 32(A), and

                  (b) their amount must be reasonable having regard to the amount of the Member's Voluntary Contributions and (unless the benefit or benefits are money purchase benefits) the value of the other benefits under the Scheme;

                  (c) they can only include a lump sum payable to the Member when his pension starts if

                        (1) payment of his Member's Voluntary Contributions started before 8th April 1987, or

                        (2) his pension under the Scheme would otherwise be a Trivial Pension, or

                        (3) he is in exceptional circumstances of serious Ill-health, or

                        (4) that would not prejudice approval of the Scheme under the Act.

                        For the purpose of deciding whether any Transferred Employee Contributions which represent a Member's voluntary contributions can be used to provide a lump sum payable to him when his pension starts, they will be treated as if he had paid them to the Scheme as Member's Voluntary Contributions.

segregated Voluntary
Contributions

            (4)   (a)   Where the basis on which the Trustees arrange for the
                        application of Member's Voluntary Contributions meets the segregation conditions in (b) below, the additional provisions in this paragraph (4) and in Rule 53(c)
                        (treatment of Member's Voluntary Contributions on winding-up) will apply to those contributions unless the Trustees decide that they will not.

segregation conditions

                  (b)   The segregation conditions are:

                        (1) that the assets (including cash) representing the Member's Voluntary Contributions and the income from them are held by the Trustees separate from all other assets of the Fund, and

                        (2) that the Member's Voluntary Contributions will be used to provide benefits which are equivalent on a money purchase basis to those contributions and the investment return on them.

investment

                  (c) The investment under Rule 39 of each Member's Voluntary Contributions will be recorded in a separate account maintained by the Trustees. The amount standing to the credit of the Member in that account at any time (his "Voluntary Contributions Fund") will be calculated on the basis considered by the Trustees to be appropriate having regard to the way in which the Member's Voluntary Contributions are invested.

expenses

                  (d) Any expenses incurred by the Trustees in investing a Member's Voluntary Contributions or using the Member's Voluntary Contributions Fund to provide benefits will be taken into account in calculating his Member's Voluntary Contributions Fund unless and to the extent that the Principal Employer decides that Rule 47 (Scheme expenses) will apply to those expenses.

methods of securing benefits

                  (e) The benefits chosen by the Trustees under paragraph (3) above will be provided in one or more of the following ways as the Trustees decide consistent with approval of the Scheme under the Act:

                        (1) by being paid out of the Member's Voluntary Contribution Fund as and when they are due;

                        (2) by securing them under the Scheme on the basis that the appropriate part of the Member's Voluntary Contributions Fund will be merged with the other assets of the Fund. That appropriate part will be calculated by the Trustees on the advice of the Actuary;

                        (3) by using all or part of the Member's Voluntary Contributions Fund to secure them under an annuity policy or policy of assurance under Rule 39 (Investment of Fund) or under Rule 24 (Securing benefits outside the Scheme by purchase of policies).

surplus voluntary contributions

            (5) In relation to any Member who first receives any retirement benefit under the Scheme after 26th July 1989, this Sub-rule is subject to the provisions of Part III of Schedule 6 to the Finance Act 1989 concerning the return of surplus funds arising from voluntary contributions in the same manner as if those provisions applied directly to the Scheme (whether or not this is the case). The Trustees may also extend the application of those provisions to this Sub-rule in respect of any other Members if approval of the Scheme under the Act would not thereby be prejudiced.

- collection

      (C) Each Participating Employer shall collect from the Members in its Service (by deduction from their earnings or otherwise) the contributions payable by such Members under this Rule and pay them to the Trustees in such manner and at such intervals as the Trustees may require.

- unpaid

      (D) In any case where contributions being payable by a Member under the Rules in any Plan Year have not been fully paid the amount of any benefit or benefits payable in respect of the Member under the Plan shall be adjusted to such amount as the Trustees shall determine to be appropriate to the circumstances having regard where appropriate to the contracting-out requirements of the Pensions Act.

- maximum yearly contribution

      (E) The total contributions payable by a Member are subject to the limitations and restrictions referred to in Sub-rule 32(A).

EMPLOYER'S CONTRIBUTIONS

5. The Participating Employers shall pay to the Plan such contributions in each Plan Year as may from time to time in the opinion of the Trustees (having regard to the advice of the Actuary and after taking into account the assets of the Fund) be required to enable the benefits of the Plan to be maintained.

      The sums payable by the Participating Employers shall be agreed between them, or (in default of agreement) shall be determined from time to time by the Principal Company, having regard to the Members for the time being in the service of the Participating Employer and the benefits which in the opinion of the Principal Company are related to such service.

PART IV - CALCULATION AND PAYMENT OF BENEFITS

Subject to the Rules the following benefits will become payable according to the event which happens except where a Member has been a Part-time Member during part (but not all) of his Pensionable Service. In that case the benefits for and in respect of him under the Plan will be adjusted by the Trustees in a manner which does not prejudice approval of the Plan under the Act having regard to the advice of the Actuary and the contracting-out requirements of the Pensions Act and will be notified in writing to the Member.

NORMAL RETIREMENT PENSION

6.    (A)   On retirement from Service on the Normal Retiring Date a Member shall be entitled to a yearly pension (herein referred to as the "Normal Retirement Pension") payable as stated in Rule 17 for the remainder of his life.

            The Normal Retirement Pension shall be equal to 2/3rds of Final Remuneration or, if less, an amount calculated as:

            (1)   For a Pre-1985 Senior Executive Member the total of:

                  (a) 1/30th of Final Pensionable Salary multiplied by his Pensionable Service completed before 6th April 1988; and

                  (b)   the greater of:

                        (1) 1/30th of Final Pensionable Salary multiplied by his Pensionable Service completed after 5th April 1988; and

                        (2)   the Money Purchase Pension.

            (2)   For a Pre-1988 Senior Executive Member, the total of:

                  (a) 1/60th of Final Pensionable Salary multiplied by his Pensionable Service completed as a Staff Member before 6th April 1988;

                  (b) 1/30th of Final Pensionable Salary multiplied by his Pensionable Service completed as a Senior Executive Member before 6th April 1988; and

                                                                         Page 39
      (c)   The greater of:

            (1) 1/30th of Final Pensionable Salary multiplied by his Pensionable Service completed as a Senior Executive Member after 5th April 1988; and

            (2)   the Money Purchase Pension.

(3)   For any other Member the total of:

      (a) 1/60th of Final Pensionable Salary multiplied by his Pensionable Service (if any) completed before 6th April 1988; and

      (b)   the greater of:

            (1)   the total of:

                  A. 1/60th of Final Pensionable Salary multiplied by his Pensionable Service completed as a Staff Member after 5th April 1988;

                  B. 1/45th of Final Pensionable Salary multiplied by his Pensionable Service completed as an Executive Member after 5th April 1988; and

                  C. 1/30th of Final Pensionable Salary multiplied by his Pensionable Service completed as a Senior Executive Member after 5th April 1988;

            and

            (2)   the Money Purchase Pension.

      (B) If the Member's Contracted-out Employment ends before either Normal Pension Date or Pensionable Age the yearly pension payable under this Rule will, if necessary, be increased from whichever is the later of Normal Pension Date and Pensionable Age so that it is not less than the Member's Anti-franking Minimum calculated in accordance with Sub-rule 56(F).

EARLY RETIREMENT PENSION

7. On retirement from Service before the Normal Retiring Date, then if such retirement occurs

      (a)   on or after whichever is the later of:

            (1)   the date which is 10 years before the Normal Retiring Date;
                  and

            (2) the date on which the Member completes 10 years' Pensionable Service;

            and the Principal Company agrees that the Member may be offered an immediate pension under this Rule, or

      (b)   on account of Incapacity,

a Member shall subject as herein provided be entitled if he shall so elect, as an alternative to the benefit under Rule 9 (Benefits on leaving the Plan), to a yearly pension (herein referred to as the "Early Retirement Pension"). Except in cases of Incapacity a Member shall not be entitled to elect an Early Retirement Pension unless the amount of the yearly pension otherwise payable to him under Rule 9 at Normal Retiring Date exceeds the Guaranteed Minimum. The Early Retirement Pension shall be payable as stated in Rule 17 for the remainder of the life of the Member.

The Early Retirement Pension shall, except as provided below, be the lesser of:

(a)   an amount calculated using the formula

            A x B
            ------
              C

      Where

      A     is 2/3rds of Final Remuneration

      B     is Pensionable Service

      C is the period which would have been Pensionable Service had the Member remained in Service and not left the Plan until Normal Retiring Date;

or

(b) an amount calculated in accordance with Sub-rule 6(A)(l) (2) or (3) (Normal Retirement Pension) as appropriate according to category of membership reduced, except as described in paragraphs (i) to (iv) below, by

(1) 1/3 per cent. for each complete month by which the 55th birthday, or the date of retirement if later, precedes Normal Retiring Date, and

(2) an amount decided by the actuary to be reasonable in respect of each complete month by which the date of retirement precedes the 55th birthday.

Provided that:

(i) this reduction shall not apply to any part of the Early Retirement Pension which is calculated by reference to the Member's Money Purchase Fund; and

(ii) this reduction shall not apply to the Early Retirement Pension payable to a Member who is not more than 10 years' from Normal Retiring Date and is retiring at the request of the Principal Company.

(iii) the Principal Company may in any case direct that no reduction shall apply to the Early Retirement Pension.

If the amount of Early Retirement Pension calculated as herein provided is less than the Guaranteed Minimum the amount of the Early Retirement Pension shall be determined by the Trustees having regard to the advice of the Actuary but so that

(a) the amount of the Early Retirement Pension payable in respect of any period after Pensionable Age shall not be less than the Guaranteed Minimum

(b) the aggregate value of the Early Retirement Pension shall be equivalent to a yearly pension of the amount calculated as first provided above

(c) the amount of pension payable in respect of the period before Pensionable Age and after the exercise of any option in respect thereof under the Rules shall not be less than such amount as the Trustees may from time to time determine.

The Early Retirement Pension calculated as set out above will, if necessary, be increased so that its value is not less than the value of the Deferred Pension to which the Member would have been entitled if he had not elected to have an Early Retirement Pension.

At the request of a Member the Trustees (to the intent that the Member's total pension during his retirement may remain of an approximately level annual amount) may determine that the Early Retirement Pension (whilst remaining unchanged in value) shall be payable at an increased rate until the expected date of commencement of any pension to which the Member is prospectively entitled under any scheme of national insurance or social security and at a reduced rate not being less than the Guaranteed Minimum thereafter. The amount of any benefit payable under the Plan on the death of a Member who elects this option shall be determined by the Trustees having regard to the advice of the Actuary.

LATE RETIREMENT PENSION

8. In the event of retirement from Service being postponed until after the Normal Retiring Date, a Member shall be entitled to a yearly pension (herein referred to as the "Late Retirement Pension") on such retirement except that a Member whose retirement has been so postponed shall be treated as having retired for the purposes of this Rule:

      (a) in the case of a Member who is a Class B Member or a Class C Member (including a Member who is a Class B Member or Class C Member for the purposes of this paragraph by virtue of Sub-rule 32(C) (Inland Revenue Limits)):

            (1) on the Member's 70th birthday in the case of a male or 65th birthday in the case of a female if his retirement is to be postponed beyond such date, unless he elects not to be so treated, or

            (2) subject to the consent of the Principal Company and at the discretion of the Trustees, on such date occurring on or after the Normal Retiring Date and before his retirement as the Member may select.

      (b) in the case of a Member who is a Class A Member (including a Member who is a Class A Member for the purposes of this paragraph by virtue of Sub-rule 32(C)) on the earlier of the actual date of retirement and the Member's 75th birthday except that payment of the Member's Guaranteed Minimum Pension may not be postponed beyond a male Member's 75th birthday or a female Member's 75th birthday without the Member's agreement

The Late Retirement Pension will be payable as stated in Rule 17 for the remainder of the life of the Member and will be an amount calculated in accordance with Rule 6 (Normal Retirement Pension) (but excluding any application of the Anti-franking Minimum) increased by an amount decided by the Trustees on account of payment from a date later than the Normal Retiring Date.

The increase in any part of the pension which is calculated by reference to the Member's Money Purchase Fund shall not be less than the equivalent increase from the Normal Retiring Date calculated by using the Money Purchase Interest Rate.

The amount of a Member's Late Retirement Pension will, if necessary, be increased from its commencement so that it is not less than the Member's Anti-franking Minimum in accordance with Sub-rule 56(F).

BENEFITS ON LEAVING THE PLAN

9. This Rule applies to a Member who leaves the Plan before the Normal Retiring Date, whether voluntarily or because he leaves Service or ceases to be an Eligible Employee, as provided in Sub-rule 3(C), without being entitled to an Early Retirement Pension.

- Deferred Pension

      (A) On a Qualifying Member leaving the Plan he shall (subject as hereinafter provided) become entitled to a yearly pension (herein referred to as "the Deferred Pension") payable as stated in Rule 17 from

            (1)   if the Member is a man, the Normal Retiring Date,

            (2) if the Member is a woman, the later of the date she leaves Service and Pensionable Age and will cease to be payable on the Member's death.

            The Deferred Pension (including any discretionary increases therein made up to the date it commences) shall be the total of:

            (1) during any period which is after Pensionable Age and before Normal Retiring Date, equal to the Guaranteed Minimum,

            (2)   during any subsequent period an amount equal to the total of:

                  (a)   the Revaluation Increase, plus

                  (b)   the lesser of:

                        (1)   an amount calculated using the formula

                                  A x B
                                  -----
                                    C

                              Where

                              A.    is 2/3rds of Final Remuneration

                              B.    is Pensionable Service

                              C.    is the period which would have been
                                    Pensionable Service had the Member not left the Plan until Normal Retiring Date, and

                        and

                        (2) an amount calculated in accordance with Sub-rule 6(A)(1) (2) or (3) (Normal Retirement Pension) as appropriate according to category of membership but ignoring the references to the Money Purchase Pension.

                        Provided that where the Trustees, having regard to the advice of the Actuary, determine that, for a Member to whom this paragraph (2)(b)(2) applies, the Member's Money Purchase Pension at the Normal Retiring Date exceeds the aggregate of:

                              A. the amount calculated in accordance with Sub-rule 6(A)(1)(b)(1), Sub-rule 6(A)(2)(c)
                                    (1) or Sub-rule 6(A)(3)(b)(1) (as
                                    appropriate), and

                              B. the part of the Revaluation Increase which is attributable to Pensionable Service completed after 5th April 1988,

                              the Deferred Pension shall be increased by the amount of the excess.

                  A Member shall become entitled to the Deferred Pension only on his survival to the Normal Retiring Date or as the case may be on his survival to the alternative date selected as provided in (B) of this Rule.

                  The Deferred Pension will, if necessary, be increased from Normal Retiring Date (or if later from Pensionable Age) so it is not less than the Revaluation Increase (if any) plus the Member's Anti-franking Minimum calculated in accordance with Sub-rule (F)(2) of Rule 56 - (Contracting-out of the State Earnings Related Pension Scheme).

- Alternative date for payment of Deferred Pension

      (B) Subject as provided below, the Deferred Pension shall in lieu of being payable from the date specified in (A) of this Rule be payable from such of the following dates as the Member may select by notice in writing to the Trustees before his pension is due to commence under (A) of this Rule namely:

            (1) an earlier date, except in cases of Incapacity, not earlier than a date

                  (a)   on or after whichever is the later of

                        (1) the date which is 10 years before the Normal Retiring Date,

                        (2) the date on which the Member would have completed 10 years' Pensionable Service had he remained in the Plan, and

                        (3)   the date on which the Member reaches age 50.

            (2)   a later date but not later than the earlier of

                  (1) in the case of a Member who is a Class B Member or a Class C Member (including a Member who is a Class B Member or a Class C Member for the purposes of this paragraph by virtue of Sub-rule 32(C) (Inland Revenue limits)) his 70th birthday (unless he is still in Service),

                  (2) in the case of a Member who is a Class A Member (including a Member who is a Class A Member for the purposes of this paragraph by virtue of Sub-rule 32(C)) his 75th Birthday, and the date he ceases to be in employment

      A Member shall not be permitted to select an alternative date under this Sub-rule:

      (a) unless the Trustees so agree and he gives them any evidence of his present health which they may require, or

      (b) if it would result in the pension payable under the Plan to him or to his widow or widower being less than the Guaranteed Minimum, or

      (c) if he is in Service and the alternative date is before his Normal Retiring Date.

      If payment of the Deferred Pension begins before or after Normal Retiring Date, its amount and terms and conditions and the amount of any benefit payable on the Member's death shall be determined by the Trustees having regard to the advice of the Actuary and the contracting-out requirements of the Pensions Act and shall be notified in writing to the Member. The value of the benefits payable to or in respect of the Member shall not be less than it would have been if the Deferred Pension had been payable from Normal Retiring Date.

- refund of pre April 1975 contributions and calculation of residual Deferred Pension

      (C) A Member to whom a Deferred Pension applies who leaves Service before 28th February 1991 may elect to take a refund of Member's Contributions paid before the 6th April 1975 less any tax for which the Trustees may be accountable under Rule 18.

            An election to take a refund of Member's Contributions under this Sub-rule shall, subject to the provisions of Rule 26 (Absence due to pregnancy), be made by notice in writing to the Trustees:

            (1)   before the Member leaves Service, or

            (2) on a date selected by the Member occurring after he leaves Service and before the earliest of (a) 28th February 1991, (b) the Normal Retiring Date and (c) the date the Deferred Pension was due to commence provided that the Member has not then received a cash sum from any Associated Scheme which does not represent a refund of his contributions to that Associated Scheme.

      On an election being so made the Trustees shall, as soon as practicable but not before the Member leaves Service, refund the relevant Member's Contributions to him. The Deferred Pension and any benefits payable on the death of a Member who takes a refund of Member's Contributions under this Sub-rule shall be reduced to an amount which in the opinion of the Trustees is appropriate having regard where applicable to the preservation requirements set out in sections 69 to 82 of the Pensions Act and to the contracting-out requirements of the Pensions Act.

- refund of all contributions

      (D) On a Member who is not a Qualifying Member leaving the Plan before the Normal Retiring Date he shall (subject as hereinafter provided) become entitled to

            (1) a refund of Member's Contributions, less the Contracting-out Deduction and any tax for which the Trustees may be accountable under Rule 18, payable on the date he leaves the Plan or as soon as practicable thereafter, together with

            (2) unless a contributions equivalent premium has been paid (or credited as paid) in respect of the Member under section 55(2) of the Pensions Act, a yearly pension payable as stated in Rule 17 from Pensionable Age for the remainder of the Member's life of an amount equal to the Guaranteed Minimum.

OPTIONS ON LEAVING THE PLAN
- statutory option to buy-out or transfer

10. (A) A Member who leaves the Plan at least one year before Normal Retiring Date has the right conferred by Chapter IV of Part IV of the Pensions Act ("the Statutory Transfer Option") to take the cash equivalent of part or all of his benefits under the Plan. Unless a Member's Statutory Transfer Option is lost as set out below it remains available until the later of one year before his Normal Retiring Date and the date which is 6 months after he leaves the Plan. A Member's Statutory Transfer Option is lost if:

            (1)   he rejoins the Plan after not more than one month;

            (2) in the case of a female Member who has been absent from work due to pregnancy, her Service again becomes Pensionable Service because she exercises her statutory right to return to work;

            (3) any part of his pension or benefit instead of pension becomes payable before Normal Retiring Date;

            (4)   the Plan is wound up;

            (5) the Trustees have purchased a Paid-up Policy for the Member under Sub-rule (D) of this Rule in substitution for all of his benefits under the Plan.

            The Statutory Transfer Option is for convenience described below.

            A Member's Statutory Transfer Option is to require the Trustees to use his cash equivalent in all or any of the following ways:

            (1) to acquire benefits under an occupational pension scheme which satisfies the requirements of the Inland Revenue and, if the cash equivalent is in respect of Guaranteed Minimum Pension benefits, which satisfies the requirements set out in Sub-rule 28(E) (Transfers to another scheme - transfer of GMPs);

            (2) to acquire benefits under a personal pension scheme which is approved by the Board of Inland Revenue under Chapter IV, Part XIV, of the Act or otherwise satisfies the requirements of the Inland Revenue;

            (3)   for purchasing one or more Paid-up Policies.

      A Member's cash equivalent for the purposes of the Statutory Transfer Option is the cash equivalent (calculated by the Trustees in a manner verified by an actuary as satisfying the statutory requirements) of:

      (a) if the Member voluntarily left the Plan after 5th April 1988 but remains an Eligible Employee

            (1) the proportion of the benefits which have accrued to or in respect of him under the Plan as a result of his actual Service that his Service after 5th April 1988 is of his total Service, and

            (2) any benefits credited to or in respect of him after 5th April 1988 for Service which is notionally attributed to him or treated by the Plan as being longer or shorter than it actually is;

      (b) in any other case, the benefits which have accrued to or in respect of him under the Plan excluding any part of them for which he has already taken the cash equivalent referred to in (a) above or taken the non-statutory transfer or buy-out option under (B) or (C) of this Rule.

      The cash equivalent is reduced (to nil, where appropriate):

      (1) by an amount sufficient to enable the Trustees to meet their liability for the Guaranteed Minimum Pensions of the Member and his or her widow or widower if the Member has not requested the Trustees to use that amount for purchasing a Paid-up Policy or for securing benefits under a contracted-out occupational pension scheme or a personal pension scheme which is appropriate for the purposes of section 7 of the Pensions Act;

      (2) to the extent that it represents the Guaranteed Minimum Pensions for the Member and his or her widow or widower liability for which has been extinguished by payment of a contributions equivalent premium under section 55(2) of the Pensions Act.

      A Member may only exercise his Statutory Transfer Option by application in writing to the Trustees.

      The reduced Deferred Pension and the amount of any benefits payable on the death of a Member who has exercised the Statutory Transfer Option in respect only of benefits for Service after 5th April 1988 shall be calculated by the Trustees having regard to the advice of the Actuary.

      Any provision in the Rules for the Trustees to purchase or secure a Paid-up Policy or make a transfer payment to another occupational pension scheme or to a personal pension scheme with the Member's consent or at his request in substitution for all or any of a Member's benefits under the Plan does not apply to any benefits in respect of which he has the Statutory Transfer Option. Any such purchase or transfer payment shall only be made pursuant to the exercise by the Member of the Statutory Transfer Option.

non-statutory transfer to another scheme instead of Deferred Pension or refund of contributions

      (B) With the consent of the Trustees a Member who is entitled to a Deferred Pension or a refund of Member's Contributions under Sub-rule 9(D) and who

            (1)   does not have the Statutory Transfer Option, or

            (2) voluntarily left the Plan but remains an Eligible Employee and has exercised the Statutory Transfer Option in relation only to benefits which for the purposes of that option are applicable to Service after 5th April 1988 (as described in (A) of this Rule)

            may elect that the Trustees shall make a transfer payment under Rule 28 (Transfers to personal and occupational pension schemes) in substitution for all or some part of the benefits otherwise payable to or in respect of him under the Plan.

- non-statutory buy-out option

      (C) With the consent of the Trustees a Member who is entitled to a Deferred Pension or a refund of Member's Contributions under Sub-rule 9(D) and who

            (1)   does not have the Statutory Transfer Option, or

            (2) voluntarily left the Plan but remains an Eligible Employee and has exercised the Statutory Transfer Option in relation only to benefits which for the purposes of that option are applicable to Service after 5th April 1988 (as described in (A) of this Rule)

            may elect that the Trustees shall purchase or provide for him a Paid-up Policy instead of the benefits otherwise payable to or in respect of him under the Plan.

            In that event:

            (a) The Paid-up Policy shall be issued by the insurance company chosen by the Member.

            (b) The Member may elect that the benefits payable under the Paid-up Policy shall (to the extent that they exceed the Guaranteed Minimum) be different from those which would otherwise have applied to or in respect of him under the Rules (including any benefits payable on his death) but only if approval of the Plan under the Act would not be prejudiced.

            The different benefits may be so provided notwithstanding that one or more persons may thereby cease to be entitled or prospectively entitled to benefit by reference to the Member's period of membership of the Plan or, as the case may be, become entitled or prospectively entitled to benefits of a lesser amount or subject to different terms and conditions.

            (c) The Trustees may decide that the option under this Sub-rule shall apply to a part of the benefits applicable to a Member under the Plan on such basis as they may decide but only if approval of the Plan under the Act is not prejudiced and having regard where appropriate to the contracting-out requirements of the Pensions Act.

            (d) Where a Paid-up Policy is to be purchased the amount to be applied as a premium under it shall be determined by the Trustees who shall satisfy themselves that it is not less than the value of the benefits which had accrued to or in respect of the Member under the Plan at the date the Paid-up Policy is purchased and which its purchase will extinguish.

            (e) A Member for whom a Paid-up Policy has been so purchased or provided, his personal representatives and any person claiming through him shall cease to have any right whatsoever to resort to the Fund in respect of the benefits which would otherwise have been payable to or in respect of the Member under the Plan.

            Any election under this Sub-rule (C) shall be in such form and subject to such conditions as the Trustees may specify.

- Buy-out Option at Trustees' Discretion

      (D) In the case of a Qualifying Member who would not have been a Qualifying Member had the qualifying period been 5 years, the Trustees may, if the conditions set out below are satisfied, purchase for the Member without his consent a Paid-up Policy in substitution for all or some part of the benefits otherwise payable to or in respect of him under the Plan.

            The conditions referred to above are:

            (1) that more than 12 months have elapsed since the Member left the Plan, and

            (2) that at least 30 days before the Paid-up Policy is to be taken out the Trustees have sent by post to the Member's last known address or delivered personally to him, written notice of their intention to take out the Paid-up Policy, unless when the Trustees enter into an agreement with the relevant insurer to take out the Paid-up Policy, the Member has not made an application (which he has not subsequently withdrawn) to the Trustees to exercise his Statutory Transfer Option, and

            (3) the Trustees are satisfied that the amount to be applied as a premium under the Paid-up Policy is at least equal to the value of the benefits under the Plan which its purchase will extinguish, and

            (4) the benefits which the Paid-up Policy is intended to secure are, to the extent that the Trustees think appropriate, different from the benefits under the Plan which its purchase will extinguish.

            A Member for whom a Paid-up Policy has been purchased under this Sub-rule, his personal representatives and any person claiming through him shall cease to have any rights under the Plan in respect of any benefits for which the Paid-up Policy is in substitution.

LUMP SUM INSTEAD OF PENSION

- normal basis

11. (A) A Member to whom this Sub-rule applies may, with the consent of the Trustees, convert into a lump sum some or all of his Normal Retirement Pension, Early Retirement Pension, Late Retirement Pension (whether immediate or prospective) or Deferred Pension (as appropriate) in excess of the Guaranteed Minimum. Subject to the proviso at the end of paragraph
      (6) of this Sub-rule, the lump sum shall not exceed:

      (1) For a Member who is a Class C Member and who retires from Service on or after Normal Retiring Date, the fraction of his Final Pensionable Salary appropriate to his Pensionable Service according to the table below.

Pensionable Service     Fraction of Final Pensionable Salary
-------------------     ------------------------------------
       Years                           80ths
     1 - 8                              3 for each year
         9                             30
        10                             36
        11                             42
        12                             48
        13                             54
        14                             63
        15                             72
        16                             81
        17                             90
        18                             99
        19                            108
     20 or more                       120

      Note

      The fraction calculated from the above table shall be increased proportionately in respect of each complete month (counting as 1/12th of a year) of Pensionable Service which is additional to the number of the Member's complete years of Pensionable Service but not so as to increase the fraction to more than 120/80ths.

      (2) For a Member who is a Class B Member (other than a Member who is a Class B Member for limited purposes in accordance with paragraph (1) or (3) of Sub-rule 32(C)) and who retires from Service on or after Normal Retiring Date, an amount calculated using the following formula:

            (A - B) x (D - E) + E
            -----------------
                 (C - B)

            Where:

            A is the Normal Retirement Pension or Late Retirement Pension as appropriate,

            B is 1/60th of Final Pensionable Salary multiplied by the lesser of 40 and Pensionable Service,

            C is 1/30th of Final Pensionable Salary multiplied by the lesser of 20 and Pensionable Service,

            D is the fraction of Final Pensionable Salary appropriate to the Member's Pensionable Service according to the table in (1) above,

            E is 3/80ths of Final Pensionable Salary multiplied by the lesser of 40 and Pensionable Service.

      (3) For a Member who is a Class C Member or a Class B Member (other than a Class B Member for limited purposes in accordance with paragraph
            (1) or (3) of Sub-rule 32(C)) and who becomes entitled to an Early Retirement Pension because of Incapacity, the amount calculated according to (1) or (2) above but using the Pensionable Service he would have completed if he had not left the Plan until Normal Retiring Date.

      (4) For any other Member who is a Class C Member or a Class B Member (other than a Class B Member for limited purposes in accordance with paragraph (1) or (3) of Sub-rule 32(C)), the greater of:

            (a) 3/80ths of Final Pensionable Salary multiplied by Pensionable Service, and

            (b) the proportion of the amount calculated according to (3) above which his Pensionable Service is of the Pensionable Service he would have completed had he not left the Plan until Normal Retiring Date.

      (5) For a Member who is a Class A Member and who becomes entitled to an Early Retirement Pension because of Incapacity the greater of

            (a) 3/80ths of Final Pensionable Salary multiplied by Pensionable Service he would have completed had he not left the Plan until Normal Retiring Date, and

            (b) 2.25 times the yearly amount of the initial pension to which the Member would have become entitled under the Plan if no pension had been exchanged for a cash sum or for any benefits for survivors of the Member.

      (6)   For any other Member who is a Class A Member the greater of

            (a) 3/80ths of Final Pensionable Salary multiplied by Pensionable Service, and

            (b) 2.25 times the yearly amount of the initial pension to which the Member would have become entitled under the Plan if no pension had been exchanged for a cash sum or for any benefits for survivors of the Member.

      Provided that the Trustees may in any particular case allow a Member to convert more of his pension in excess of the Guaranteed Minimum into a lump sum as long as Inland Revenue limits are observed.

      The rate at which pension is converted into lump sum shall be decided by the Trustees and confirmed by the Actuary to be reasonable.

      This Sub-rule applies:

      (a) to a Member (other than a Member to whom Sub-rule (B) or (C) of this Rule applies) who becomes entitled to a yearly pension under the Plan in which case the date for payment of the lump sum shall be the date upon which the yearly pension is due to commence or as soon as practicable thereafter, and

      (b) with the consent of the Principal Company and at the discretion of the Trustees to a Member who is a Class C Member or a Class B Member for the purposes of this paragraph and who has remained in Service after Normal Retiring Date and whose pension has not commenced in which case the Member shall be treated for the purposes of this Sub-rule as having become entitled to a Late Retirement Pension on such date as the Member shall select and the date for payment of the lump sum shall be the date selected or as soon as practicable thereafter.

- Member in serious Ill-health

      (B) If a Member is in exceptional circumstances of serious Ill-health, the Trustees may at his request before his pension is due to commence, convert into a lump sum so much of it as exceeds the Guaranteed Minimum. The amount of the lump sum shall (subject to Rule 18 (Deduction of tax)) be determined by the Trustees being an amount confirmed by the Actuary to be reasonable. The lump sum shall be payable on the date upon which the pension was due to commence or as soon as practicable thereafter. This Sub-rule shall not apply to a person to- whom Sub-rule (C) of this Rule applies.

- Trivial Pensions

      (C) If a person is entitled to a Trivial Pension the Trustees may convert it and (where appropriate and if the Trustees so decide) any Trivial Pension contingently payable under the Plan upon his death into a lump sum to be paid to such person. The amount of the lump sum shall (subject to Rule 18 (Deduction of tax)) be determined by the Trustees being an amount confirmed by the Actuary to be reasonable and upon its payment each person entitled or contingently entitled to a pension so converted shall thereupon cease to be so entitled. The lump sum shall be payable on the date upon which such person's pension was due to commence (or as soon as practicable thereafter) or in the case of a pension which has commenced to be paid on such date as the Trustees may decide provided that approval of the Plan under the Act is not thereby prejudiced.

LUMP SUM DEATH BENEFITS

12. If a Member or Life Assurance Member dies the lump sum benefit (if any) specified in (A), (B), (C) or (D) (as may be appropriate) of this Rule shall be held by the Trustees subject to the provisions of Rule 13 (Payment of lump sum death benefits).

- lump sum on death in Service before Normal Retiring Date

      (A) If the Member or Life Assurance Member dies in Service before Normal Retiring Date the lump sum benefit shall be the aggregate of

            (1)   the Plan Death Benefit which shall be

                  (a)   in relation to a Member equal to 4 times, and

                  (b)   in relation to a Life Assurance Member equal to

                  the annual rate of the Member's basic salary on the date of his death, and

            (2) in the case of a single Member who has no children, the Member's Contributions

                  Provided that

                  (a) the Plan Death Benefit shall be subject to any special conditions or restrictions from time to time agreed between the Trustees and the Principal Company. The Trustees shall notify the Member of any such conditions or restrictions,

                        and

                  (b) unless the Trustees with the consent of the Principal Company otherwise determine, no Plan Death Benefit shall be payable in respect of a Member if though retained in Service

                        (1) he has ceased to be actively and continuously engaged in Service other than on account of Ill-health for a period exceeding 12 consecutive months or 36 consecutive months if he is in full-time education connected with his employment or seconded to another employer, or

                        (2)   he has left the Plan.

- lump sum on death after leaving the Plan with a deferred pension but before it commences

      (B) If the Member dies while prospectively entitled to a yearly pension under Rule 9 (Benefits on leaving the Plan), the lump sum benefit shall be equal to the Member's Contributions plus an amount equal to 2 per cent. of the Member's Ordinary Contributions with Interest.

- lump sum on death in Service on or after the Normal Retiring Date

      (C) If the Member dies in Service on or after Normal Retiring Date but before his pension under the Plan commences, the lump sum benefit shall be equal to an amount determined by the Trustees as being as nearly as may be equal to the value (calculated as at the date of the Member's death and, if the Trustees so decide, with such allowance for discount as they think fit having regard inter alia to the manner in which the Fund is for the time being invested) of a series of 60 monthly payments each being of the same amount as the first monthly payment of the yearly pension to which the Member would have been entitled if he had retired on the date of and immediately before his death.

            Provided always that no benefit shall be payable under this Sub-rule if on the Member's death a Spouse's Pension becomes payable under Sub-rule 14(A).

- lump sum on death of a pensioner

      (D) If the Member dies on or after the date of commencement of his pension under the Plan the lump sum benefit shall be an amount determined by the Trustees as being as nearly as may be equal to the value at the date of the Member's death of the remaining instalments of Normal Retirement Pension, Early Retirement Pension, Late Retirement Pension or Deferred Pension to which the Member would have been entitled if he had survived for the period of 5 years from the date his pension commenced. For the purposes of calculating the amount of each instalment any increase in the amount of the Member's pension which would have occurred after the date of the Member's death shall be ignored.

            Provided always that no benefit shall be payable under this Sub-rule if on the Member's death a Spouse's Pension becomes payable under Sub-rule 14(A).

PAYMENT OF LUMP SUM DEATH BENEFIT

13. Any sum which is stated to be held by the Trustees subject to the provisions of this Rule shall be held by the Trustees upon and subject to the following trusts, powers and provisions:

- benefits payable to personal representatives

      (A) Any benefit which becomes payable on the death in Service on or after the 75th birthday of a Controlling Director as defined in Sub-rule 55(A) (Guide to Inland Revenue limitations) whose pension under the Plan had not commenced to be paid shall be held by the Trustees on trust to pay the same as soon as practicable to his personal representatives.

- benefits payable under discretionary trusts

      (B) Any benefit or part thereof to which Sub-rule (A) of this Rule does not apply shall be held by the Trustees upon and subject to the following powers, trusts and provisions:

            (1) the Trustees shall have the following powers in respect of the whole or any part of the benefit exercisable if they shall in their absolute discretion at any time within eighteen months after the death of the Member so decide namely:

                  (a) power to pay or apply the same to or for the benefit of (or by way of settlement or otherwise to trustees for the benefit of) such one or more of the Member's Dependants in such shares, upon such trusts and in such manner (including the provision of annuities) but without in any way offending the rule against perpetuities as the Trustees shall decide, and

                  (b) power to pay the same to the Member's personal representatives.

            (2) All or any part of the benefit not paid or applied under (1) above shall be held by the Trustees on trust to pay or apply the same to or for the benefit of (or by way of settlement or otherwise to trustees for the benefit of) such one or more of the Member's Beneficiaries in such shares, upon such trusts and in such manner (including the provision of annuities) but without in any way offending the rule against perpetuities as the Trustees shall decide but so that in the event of there being no Beneficiaries of the Member known to the Trustees within two years after his death the benefit shall be retained by the Trustees for better securing the solvency of the Fund.

            (3) The Trustees may decide that the provisions of (2) above shall apply to all or part of any benefit notwithstanding that the period referred to in (1) above has not expired and to the extent that the Trustees do so decide the powers under (1) above shall be released accordingly. Pending payment or application hereunder of any benefit or part thereof the Trustees may vary or revoke any decision made under the trusts, powers and provisions of this Sub-rule.

            (4) Any payment or application under this Sub-rule shall be made as soon as practicable within two years after the death of the Member and any amount so paid or applied shall thereupon cease to be part of the Fund provided that the Trustees may deduct therefrom any tax (and any interest thereon) for which they may be accountable before so paying or applying the same.

            (5) In exercise of their discretions under this Sub-rule and without prejudice to the generality thereof the Trustees may pay the benefit or any part thereof to a person who is an infant or to the trustees of any trust being a trust for the benefit only of any one or more of the Member's Dependants or Beneficiaries whether or not such trust is itself of a discretionary nature or includes a provision allowing the trustees thereof to charge remuneration and a receipt given by any person or persons to whom payment is made shall be a complete discharge to the Trustees for such payment.

            (6) If the Trustees so decide any expenses incurred in connection with the trusts, powers and provisions of this Sub-rule or any payment or application hereunder shall be deducted from the relevant benefit or part thereof on such basis as the Trustees shall in their discretion decide.

            (7)   For the purposes of this Sub-rule:

                  (a) "Dependants" means in relation to a Member such of the following persons as are living at the date of his death, namely (i) the spouse of the Member, the parents, children and grandchildren of the Member or of the Member's spouse (ii) any persons who in the opinion of the Trustees have at any time been dependent on the Member for the provision of, or have at any time been provided by the Member with, all or any of the ordinary necessaries of life and (iii) any persons (or body of persons whether or not incorporated) of whom the names and particulars, or sufficient details to enable the Trustees to identify the same, have been furnished to the Trustees in writing by the Member as being persons whom the Member wishes the Trustees to consider as possible recipients of any benefit payable on the Member's death. For the purpose of this definition spouse means the wife or husband to whom the Member was married on the date of his death or any former wife or husband of the Member and shall include any wife or husband to whom a Member has at any time been married under a law which as it applied to the particular ceremony and the parties thereto permitted polygamy, and the lawfully adopted child or stepchild of any person shall be treated (as from the date of adoption or the date of becoming such stepchild) as the lawful and natural child of such person.

                  (b) "Beneficiaries" means in relation to a Member (i) such of the following persons as are living at the date of his death, namely, the spouse of the Member, the grandparents, parents, children and grandchildren of the Member or his or her spouse, the brothers and sisters (whether of the whole-blood or half-blood) of the Member or his or her spouse and the children and grandchildren of such brothers and sisters, the uncles and aunts (being brothers and sisters of the whole-blood or half-blood of a parent) of the Member or his or her spouse and the children and grandchildren of any such uncles and aunts, the spouses of any of the above-mentioned grandparents, parents, children, grandchildren, brothers and sisters, uncles and aunts, and (ii) any persons (or body of persons whether or not incorporated) who are entitled to any beneficial interest in the Member's estate under any testamentary disposition made by the Member. For the purposes of this definition the spouse of any person means the wife or husband to whom such person was married at the date of the Member's death and shall include any wife or husband to whom such person was then married under a law which as it applied to the particular ceremony and the parties thereto permitted polygamy, and the lawfully adopted child or stepchild of any person shall be treated (as from the date of adoption or the date of becoming such stepchild) as the lawful and natural child of such person.

                  (c)   The term "Member" shall include a Life Assurance Member.

SPOUSE'S PENSION

14.   (A)   If a married Member dies his Qualifying Spouse shall be entitled to a yearly pension (herein referred to as "the Spouse's Pension") payable as stated in Rule 17 from the date of the Member's death until the Qualifying Spouse's death.

            Subject to paragraph (6) of this Sub-rule, the amount of the Spouse's Pension (including any increases therein made up to the date it commences) shall be:

- death while a Member before Normal Retiring Date

            (1) If the Member died in Service before his Normal Retiring Date and before leaving the Plan, equal to 50 per cent. of 2/3rds of his Final Remuneration at the date of his death or, if less, 50 per cent of an amount calculated in accordance with Rule 6(A)(1) (2) or (3) (Normal Retirement Pension) as appropriate according to category of membership but as if:

                  (a) the Member's Pensionable Service was the period he would have completed if he had remained a Member until his Normal Retiring Date; and

                  (b) the relevant date for the purposes of determining the Money Purchase Pension referred to in Sub-rule 6(A)(1)(b), Sub-rule 6(A)(2)(c) and Sub-rule 6(A)(3)(b)
                        (as appropriate) will be the date of the Member's death.

                  This amount shall be reduced by 2 1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

- death in Service after Normal Retiring Date

            (2) If the Member died in Service on or after his Normal Retiring Date, 50 per cent. of the amount calculated in accordance with Rule 8 (Late Retirement Pension) as if he had retired immediately before his death. This amount shall be reduced by 2 1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

- death after leaving Plan but before pension begins

            (3) If the Member died after leaving the Plan but before his pension under Rule 9 (Benefits on leaving the Plan) commenced, equal to

                  (a) if the Member was not a Qualifying Member and had taken a refund of Member's Contributions in excess of the Contracting-out Deduction, the Qualifying Spouse's Guaranteed Minimum (subject to Sub-rule 56(G) (payment of state scheme premiums and corresponding reduction of benefits));

                  (b)   in any other case, the sum of:

                        (1) 50 per cent. of the Member's Deferred Pension calculated as at the date of his death less any part of it which has been extinguished by the payment of a refund of Member's Contributions paid before 6th April 1975 or by the Member exercising his Statutory Transfer Option. The amount so calculated shall be reduced by 2 1/2 per cent for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse, and

            (2)   Revaluation Increase.

-death after pension begins

(4) If the Member died after becoming entitled to a Normal Retirement Pension, Early Retirement Pension, or Late Retirement Pension 50 per cent. of what would have been the amount of that pension when the Member died if he had not converted any of his pension into a lump sum under Rule 11 or surrendered any of his pension to provide dependant's pension under Rule
      15. This amount shall be reduced by 2 1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

death after deferred pension begins

(5) If the Member died while receiving a pension under Rule 9 (Benefits on leaving the Plan) payment of which began at Normal Retiring Date, the sum of:

      (a)   the Revaluation Increase and

      (b) subject to Sub-rule 9(C) (refund of pre April 1975 contributions and calculation of residual Deferred Pension), 50 per cent. of the lesser of:

            (1)   an amount calculated using the formula:

                        A x B
                        -----
                          C

                  Where

                  A     is 2/3rds of his Final Remuneration

                  B     is Pensionable Service

                  C is the period Pensionable Service would have been if the Member had not left the Plan until Normal Retiring Date

            (2) an amount calculated in accordance with Sub-rule 6(A)(1) (2) or (3) (Normal Retirement Pension) as appropriate according to category of membership but ignoring the references to the Money Purchase Pension.

            The amount so calculated shall be reduced by 2-1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

            Provided that where the Trustees, having regard to the advice of the Actuary, determine that, for a Member to whom paragraph (5)(b)(2) above applies, 50 per cent. of the Member's Money Purchase Pension at the Normal Retiring Date exceeded the aggregate of:

            A.    the amount calculated in accordance with Sub-rule 6(A)(1)(b)
                  (1), Sub-rule 6(A)(2)(c)(1) or Sub-rule 6(A)(3)(b)(1)
                  (as appropriate), and

            B. the part of the Qualifying Spouse's Revaluation Increase which is attributable to Pensionable Service completed after 5th April 1988,

            the Spouse's Pension shall be increased by the amount of the excess reduced by 2 1/2 per cent. for each year (if any) by which the Member was more than 15 years older than his Qualifying Spouse.

The Spouse's Pension payable on the death of a Member before the earlier of his Normal Retiring Date and the date his pension commences, shall be subject to any special conditions or restrictions from time to time agreed between the Trustees and the Principal Company. The Trustees shall notify the Member of any such conditions or restrictions.

additional provisions relating to Spouse's Pension

(6)   (a)   Except where the Member was receiving an Early Retirement Pension when he died and provided the conditions set out in (a) and (b) of paragraph (3) of Sub-rule 56(F) are satisfied the Spouse's Pension payable under this Sub-rule shall, if necessary, be increased so that it is not less than the widow's or widower's (as appropriate)
            Anti-franking Minimum. If the Member died while receiving a Deferred
            Pension and the Member's widow or widower is entitled to a Spouse's
            Pension under paragraph (5) above which includes a Revaluation
            Increase than that Revaluation Increase shall be added to the Anti-franking Minimum.

      (b) The Spouse's Pension payable on the death of a Member before the earlier of his Normal Retiring Date and the date his pension commenced, shall be subject to any special conditions or restrictions from time to time agreed between the Trustees and the Principal Company. The Trustees shall notify the Member of any such conditions or restrictions.

- Child's Pension

(B) If a Member dies while in Service on or after his Normal Retiring Date or after his pension under the Plan commences, each of his Children (subject to a maximum of 3 Children at any time shall be entitled to a yearly pension (herein referred to as "the Child's Pension"). Where there are more than 3 Children, the 3 oldest Children from time to time surviving the Member shall each be entitled to a Child's Pension.

      The Child's Pension shall be payable as stated in Rule 17 from the Member's death if he dies before his pension commences or otherwise from the date one month after the due date of the last instalment of his pension, until the earlier of the Child's death and his ceasing to qualify as a Child.

      The amount of each Child's Pension shall (except as set out below) be from time to time equal to the fraction of the Notional Spouse's Pension specified in the table below according to whether there is in any period a Qualifying Spouse surviving the Member. For the purposes of this Sub-rule the Notional Spouse's Pension is the Spouse's Pension which would have been payable if the Member had died leaving a Qualifying Spouse not more than 15 years younger than himself and for the purpose of calculating its amount the Qualifying Spouse's Revaluation Increase shall be calculated as if she did not have a Guaranteed Minimum.

                                       Child's Pension for any period
                                     during which there is a Qualifying   Child's Pension for any period during
                                     Spouse surviving the Member, as a     which there is no Qualifying Spouse
Comparative ages of Children from   percentage of the Notional Spouse's   surviving the Member, as a percentage
  time to time surviving he Member               Pension                    of the Notional Spouse's Pension
          (1)                                     (2)                                    (3)

The eldest or only Child                          50%                                   100%

The second oldest Child                           25%                                    50%

The third oldest Child                            25%                                    50%

      Any adjustment in the amount of a Child's Pension resulting from the death of a Qualifying Spouse or Child or a person ceasing to qualify as a Child of the Member, shall have effect from the payment of Child's Pension due immediately following that event so that the amount of the Child's Pension after adjustment shall be the amount which would have applied had such event preceded the Member's death.

      The Child's Pension payable if a Member dies in Service before the earlier of his Normal Retiring Date and the date on which his pension under the Plan commences will be subject to any special conditions and restrictions from time to time agreed between the Trustees and the Principal Company. The Trustees shall notify the Member of any such conditions or restrictions.

      The Trustees may at any time and for any period vary the amount of Child's Pension for some or all of a Member's Children who qualify for Child's Pensions under this Sub-rule but not so as to alter the aggregate amount of their Child's Pensions from that calculated under this Sub-rule.

- Dependant's Pension

(C) The Trustees may, at their discretion, pay or apply a yearly pension (herein referred to as "the Dependant's Pension") reduced by the Spouse's Guaranteed Minimum (if any) to or for the benefit of a Nominated Dependant.

            The amount of each Dependant's Pension payable on the Member's death shall, subject to the following paragraph, be such amount as the Trustees determine but so that the aggregate amount, when aggregated with the amount of any Spouse's Pension under (A) of this Rule shall be equal to the amount of the Spouse's Pension which would have been payable under (A) of this Rule if he had been survived by a Spouse and no Dependant's Pension had been payable under this Rule.

            The amount terms and conditions of any benefit granted under this Sub-rule will be determined by the Trustees having regard to the advice of the Actuary and the contracting-out requirements of the Pensions Act and will be notified in writing to the Nominated Dependant.

SURRENDER OF A MEMBER'S PENSION TO PROVIDE DEPENDANT'S PENSION

15. The Trustees may, at the request of a Member, determine that, in lieu of any benefit or benefits or part thereof to TO PROVIDE DEPENDANT'S PENSION which the Member may otherwise become entitled under the Plan, there shall be payable to one or more of such Member's spouse and a Dependent Relative a pension or pensions commencing on or after the death of the Member.

      The terms and conditions upon which any pension shall become payable under this Rule and the appropriate adjustment in the amount and terms and conditions applicable to any benefit or benefits to which the Member may thereafter become entitled under the Plan shall be determined by the Trustees having regard to the advice of the Actuary and where appropriate to the contracting-out requirements of the Pensions Act.

DISCRETIONARY BENEFITS

16.   (A)   Upon payment of such additional contributions (if any) as the
            Trustees may require under Rule 5 (Employer's Contributions), the
            Trustees shall grant under the Plan such of the following benefits as the Principal Company may request, consistent with approval of the Plan under the Act and subject to Subrule 32(A) (Inland Revenue limitations), namely:

augmentations

            (1) an increase in the amount of any pension or other benefit which may become payable to or in respect of a Member or other person under the Plan except that no such increase shall be made in a benefit provided by the exercise of an option under Rule 15 (Surrender of a Member's pension to provide dependant's pension), and persons not otherwise entitled to benefit under the Plan

            (2)   (a)   a pension or an increase in the amount of any pension
                        payable on or after retirement to a person who has to benefit under the Plan completed a period of service with a Participating Employer

                  (b) a lump sum payable on or after his retirement to a person who has completed a period of service with a Participating Employer except that no such lump sum shall be payable to a person who has previously received a lump sum from the Plan or Associated Schemes

                  (c) a lump sum payable on the death in specified circumstances of a person in the service of or formerly in the service of a Participating Employer

                  (d) a pension or pensions payable, after the death in specified circumstances of a person who has completed a period of service with a Participating Employer, in respect of such person's widow, widower or a Dependent Relative.

            The amount of any benefit under this Sub-rule and its terms and conditions shall be notified in writing by the Trustees to the person by reference to whose service the benefit applies or to the person to whom the benefits is to become payable Provided that, in any case where a pension or other benefit is granted under this Sub-rule, the person by reference to whose service such pension or other benefit becomes payable, if not a Member, shall for the purposes of Inland Revenue limitations be deemed to be a Member and the provisions of Rule 55 (Guide to Inland Revenue limitations) shall be read and construed accordingly.

- membership on special terms

      (B)   (1)   Upon payment of such additional contributions (if any) as the
                  Trustees may require under Rule 5 (Employer's contributions) and subject to the provisions of this Sub-rule, a person in the service of or who has completed a period of service with a Participating Employer may if the Principal Company so determines be admitted to membership of the Plan or where appropriate his membership thereof may be continued on special terms as to contributions, benefits or other relevant matters.

            (2) In any case where the Principal Company notifies the Trustees that special terms are to apply in respect of any such person the Trustees will upon receipt of all such information as they may require in relation thereto notify such person in writing of such special terms and the date upon which they are to have effect. As from such date the Rules shall have effect in relation to such person subject to any modifications set out or referred to in such notification and pending the issue thereof shall have effect subject to such modifications as the Trustees shall in their discretion determine to be appropriate in order to give effect to such special terms.

                  No such modification of the Rules shall have effect:

                  (a) if the Normal Retiring Date would thereby fall before the 60th birthday or after the 75th birthday, or

                  (b) in relation to a Class B Member or a Class C Member if a Member's Normal Retiring Date would thereby be changed to a date earlier than would otherwise have applied and less than 5 years will elapse before that date occurs without the consent of the Board of Inland Revenue or if the modification would prejudice approval of the Plan under the Act.

- periodic review of pensions

      (C) The Principal Company shall review the amount of pensions in payment under the Plan at regular intervals and, having regard to any such review, may instruct the Trustees to increase the amount of all or any of those pensions under and in accordance with (A) of this Rule. The interval between pension reviews under this Sub-rule shall not exceed 3 years and 6 months.

- benefits affected by statutory earnings cap

      (D) This Sub-rule applies to any benefit applicable in respect of a Member which is affected by the maximum imposed on statutory earnings cap relevant annual remuneration ("the earnings cap") by
            Schedule 6 to the Finance Act 1989 or any corresponding requirement for approval of the Scheme under the Act. Any benefit so affected is referred to in this Sub-rule as a capped benefit.

            Unless the Principal Employer decides otherwise any capped benefit will be deemed to he increased under (A)(2) so that its amount is the same as it would be if the earnings cap did not apply. Any such increase will however be limited so that the capped benefit will not be larger than the maximum referred to in Sub-rule 32(A) (Inland Revenue limitations). That maximum will he calculated having full regard to the earnings cap.

            If a capped benefit applicable in respect of a Member is deemed to be increased under (A)(2) his Member's Ordinary Contributions will be increased appropriately. The amount of the increase will be decided by the Trustee having regard to the increase in the capped benefit and the advice of the Actuary.

PAYMENT OF PENSIONS

17. Unless the Trustees otherwise determine any yearly pension under the Plan shall be payable monthly in advance on the same day in each month and the amount of each monthly payment shall be as nearly as may be practicable one-twelfth of the amount of the yearly pension. The first of such monthly payments shall be due on the date on which the Member (or other person) becomes entitled to the yearly pension and the monthly payment due immediately prior to death shall not be apportioned provided that the Trustees may in their discretion postpone making any monthly payment until such date as they shall determine being a date not later than one calendar month following the date on which the monthly payment fell due.

DEDUCTION OF TAX

18. The Trustees shall be entitled to deduct from any payment or repayment under the Plan any tax for which they may be accountable in consequence of such payment or repayment.

CONDITIONS FOR PAYMENT OF BENEFITS

19. All benefits under the Plan (a) shall be subject to deduction of any contributions owing by the Member under the Planor appropriate adjustments in respect thereof and (b) shall be payable in sterling at the registered office of the Principal Company or in such other manner as the Trustees may determine and in particular if an annuity policy or annuity contract or other policy of assurance granted by an insurance company forms part of the Fund the Trustees may from time to time arrange with such insurance company to pay any benefit direct to the person or persons to whom such benefit is payable under the Plan and may cancel any such arrangements.

      Any benefit or part of a benefit to which a person is entitled under the Plan shall be payable as at the due date of payment thereof or as soon as practicable thereafter provided that any such benefit or part thereof for which no claim has been made within the period of six years immediately following the due date shall unless the Trustees otherwise decide be forfeited and the assets representing it shall be retained as part of the Fund except that the Trustees may pay or apply any benefit or part thereof which would otherwise be forfeited to or in respect of one or more of such person's spouse or Dependent Relatives.

PAYMENTS TO WIDOW, WIDOWER OR OTHER NEXT OF KIN

20. Any sum or sums of money amounting to L1500 or less which may become payable under the Plan whether by way of outstanding instalments of pension or otherwise to the personal representatives of a deceased person may, at the discretion of the Trustees be paid to the widow, widower or to any of the next of kin of such deceased person. The Trustees shall not be bound to see to the application of any sum or sums so paid and receipt thereof by the person to whom payment is so made shall be a complete discharge to the Trustees for such payment in the like manner as if it had been paid to the personal representatives of the deceased person and such personal representatives and any person claiming through such deceased person shall not have any right whatsoever to resort to the Fund in respect of any sum or sums so paid.

CLAIMANTS UNABLE TO ACT

21.   (A)   In any case where a Guaranteed Minimum Pension becomes payable to a widow or widower who is an infant, the Trustees shall (subject to the provisions of (B)(2) of this Rule) pay such benefit to her or to him and receipt thereof by such widow or widower shall be a complete discharge to the Trustees for such payment.

      (B)   In any case where under the provisions of the Plan:-

            (1) a benefit (other than a benefit to which Sub-rule (A) of this Rule applies) becomes payable to a person who is unable to act because he is under age of 18, or

            (2) a benefit (including a benefit to which Sub-rule (A) of this Rule applies) becomes payable to a person who in the opinion of the Trustees is unable to act by reason of any physical or mental incapacity the Trustees may in their discretion pay the whole or part of such benefit to such person or may pay or apply the whole or any part thereof in such shares, upon such trusts and in such manner as the Trustees shall determine for the maintenance of such person or any dependant of such person. In particular the Trustees may pay any such benefit or part thereof to the parent or guardian of the person who is under age 18 or otherwise unable to act or to any other person appearing to the Trustees to be for the time being responsible for his or her support or maintenance on the basis that the recipient will use the same to defray the expenses of the household in which the person for the time being resides or otherwise for his or her maintenance as the recipient shall decide.

            Any benefit to which this Sub-rule applies not so paid or applied shall be retained by the Trustees for the benefit of such person until, in the opinion of the Trustees he is able to act or, as the case may be, for his estate. Receipt of such benefit or any part thereof by any person, association or corporate body to whom payment is made under this Sub-rule shall be a complete discharge to the Trustees for such payment.

            For the purposes of this Sub-rule a certificate from a qualified medical practitioner to the effect that a person is suffering from any physical or mental incapacity may be accepted as conclusive evidence of the fact.

POLYGAMOUS MARRIAGES

22. In any case where it appears to the Trustees that more than one person is or may be eligible to claim a widow's or widower's pension under the Plan on the death of a Member

      (a) the Guaranteed Minimum Pension shall be payable to the person (if any) entitled under the Social Security Acts 1975 to a widow's or widower's Category B retirement pension, widowed mother's allowance or widow's pension payable by virtue of the Member's national insurance contributions or who would be so entitled to a widow's or widower's Category B retirement pension but for section 27(6) of the Social Security Act 1975, or, in the case of a female Member, to the person, if any, who is her widower for the purposes of section 17(6) of the Pensions Act, and

      (b) subject as aforesaid the Trustees may determine that such widow's or widower's pension shall be payable in any such case in whole or in part to or for the benefit of one or more of any persons who have either been through a ceremony of marriage with the Member or in the opinion of the Trustees have at any time been dependent on the Member for or provided by the Member with all or any of the ordinary necessaries of life, and

      (c) subject as aforesaid, no widow's or widower's pension shall be payable under the Plan in any such case.

NON-ASSIGNABILITY OF BENEFITS

23. No person may assign or charge in any way his beneficial interest under the Plan or any part thereof and, if a person shall act in contravention of this Rule or do or suffer anything (except as otherwise provided under the Plan) whereby his beneficial interest under the Plan or any part thereof would but for this Rule become vested in or payable to any other person, then (subject to Rules 56 (Contracting-out of the State earnings related pension scheme) and 57 (Contracting-out of the old State graduated scheme) the first-mentioned person's interest shall cease except that the Trustees may in their absolute discretion hold, pay or apply the same to or for the maintenance, personal support or benefit of any one or more of the following persons, namely the first-mentioned person, his spouse and any Dependent Relative provided always that no payment shall be made to an assignee.

SECURING BENEFITS OUTSIDE THE PLAN BY PURCHASE OF POLICIES

24.   In any case where:

      (a) a Member who does not have the Statutory Transfer Option consents to the provision of a Paid-up Policy under this Rule, or

      (b) the Trustees decide it is appropriate in the case of a person in receipt of a pension from the Plan, the Trustees shall purchase or provide (by assignment or otherwise) a Paid-up Policy to secure or intended to secure for such Member or other person a benefit or benefits of the same kind and amount respectively (as nearly as may be) as the benefit or benefits to which the Member or other person is entitled or prospectively entitled under the Plan. A person for whose benefit a Paid-up Policy has been so purchased or provided, his personal representatives and any person claiming through him shall cease to have any right whatsoever to resort to the Fund in respect of the benefit or benefits so secured or intended to be so secured.

      The Trustees may determine that the provisions of this Rule shall apply to a part of the benefit to which a person is entitled or prospectively entitled under the Plan on such basis and in all respects as the Trustees shall determine provided that approval of the Plan under the Act is not thereby prejudiced and having regard where appropriate to the contracting-out requirements of the Pensions Act.

      This Rule does not apply to a Member who has the Statutory Transfer
      Option.

PART V - MISCELLANEOUS PROVISIONS RELATING TO MEMBERSHIP, CONTRIBUTIONS AND BENEFITS

TEMPORARY ABSENCE FROM WORK

25. A Member or Life Assurance Member who remains in Service but is suspended from duty or absent from work for a continuous period not exceeding the maximum period specified below shall remain a Member or Life Assurance Member during that period. If a Member or Life Assurance Member who has been so suspended or absent does not cease to be suspended from duty or absent from work before the maximum period expires he shall (unless the Trustees at the request of the Principal Company and subject to the approval of the Board of Inland Revenue otherwise determine) at the end of the maximum period (a) if he is a Member, leave the Plan and the provisions of Rule 9 (Benefits on leaving the Plan) shall apply or (b) cease to be a Life Assurance Member, if he is a Life Assurance Member.

      The maximum period shall be ten years in respect of a Member or Life Assurance Member who remains resident in the United Kingdom and three years in respect of any other Member or in any case where such suspension or absence from duty arises from Ill-health or National Service such longer period as the Principal Company shall determine.

      The amount of any benefit payable on the death of the Member or Life Assurance Member occurring during or after any such period of suspension or absence shall be subject to any limitations or restrictions set out in the relevant Rule and subject thereto the following provisions shall apply in respect of any contributions payable by and benefits applicable in respect of the Member or Life Assurance Member during such period under the Plan namely:-

      (a) in respect of any such period during which remuneration continues to be paid by a Participating Employer the amount of any such contributions and any such benefit shall subject to paragraphs (c) and (d) below continue to be calculated in accordance with Parts III and IV of the Rules by reference to such remuneration

      (b) subject to paragraph (d) below in respect of any such period during which no remuneration is paid by a Participating Employer no such contributions shall be payable and any such benefits shall be adjusted as the Trustees consider appropriate

      (c) the amount of any such contributions and any such benefit which is calculated under the Rules otherwise than by reference to the Member's or Life Assurance Member's remuneration shall be determined by the Trustees

      (d) in any case where, under a scheme of a Participating Employer, the Member or Life Assurance Member is entitled to a continuation of the whole or a part of his remuneration in the event of prolonged or permanent disablement the amount of any such contributions and any such benefit shall in lieu of being the amount calculated by reference to paragraphs (a) and (b) above be the amounts applicable under the Rules by reference to the Member's or Life Assurance Member's remuneration immediately before such period commenced, or such other amounts (if any) notified in writing to the members of such scheme generally

            and

      (e) the Principal Company may determine that the amount of any such contributions and any such benefit shall in lieu of being the amounts calculated by reference to paragraphs (a), (b) or (d) be such greater amounts as the Principal Company may determine (subject in the case of contributions to the agreement of the Member) and notify to the Trustees being amounts not exceeding the amounts applicable under the Rules by reference to the Member's or Life Assurance Member's remuneration immediately before such period commenced increased where appropriate having regard to any increases in remuneration which may have been made during such period in respect of employees of the Participating Employer in the same category of employment.

      This Rule does not apply to a female Member or Line Assurance Member to whom Rule 26 applies.

MATERNITY ABSENCE
- application

26.   (A)   This Rule applies to any female Member or Life Assurance Member who is absent from work wholly or partly because of her pregnancy and who is entitled to rights ("maternity rights") specified in Part III of the Employment Protection (Consolidation) Act 1978 ("the 1978
            Act").

- refunds of contributions

      (B) For the purpose of deciding whether any option to take a refund of contributions applies a woman will be treated as remaining in Service during any period in which she has maternity rights including any period in which her right to return to work is postponed.

- rights before 23.6.94

      (C) In the case of a woman with maternity rights expiring before 23rd June 1994:

calculation of Pensionable Service

            (1) Pensionable Service up to the beginning of any period of absence with maternity rights will be treated as continuous with that beginning on the date of her return. The period of absence itself will be ignored unless the Principal Company agrees to it being counted.

effect of pay during absence

            (2) No payment made to the Member or Life Assurance Member by a Participating Employer in respect of any period of such absence will be taken into account in calculating benefits under the Plan except for the purposes of calculating the Guaranteed Minimum.

death benefits

            (3) If a Member or Life Assurance Member who is absent from work with maternity rights dies there will be payable the benefits which would have applied had she died in Service without having left the Plan on the day before her absence began. Any lump sum benefit payable under this will be held by the Trustees as set out in Rule 13.

- rights on and after 23.6.94

      (D) In the case of a woman with maternity rights expiring on or after 23rd June 1994:

calculation of Pensionable Service

            (1) when calculating Pensionable Service for a woman who is absent from work with maternity rights any part of the period Service of absence which is statutory maternity leave for the purposes of the 1978 Act or during which she was receiving contractual remuneration or statutory maternity pay from the Participating Employer will be counted in full. Any other part of that absence will count only if she has paid the Member's Ordinary Contributions under (4) which she would have paid had she not been absent during that period or if the Principal Company agrees to the period being counted.

                  If a woman returns to work pursuant to her maternity rights the periods (described in the preceding paragraph) to be counted as Pensionable Service immediately before, during and after her absence will be treated as one unbroken period.

benefits for Pensionable Service

            (2) In respect of any such absence which counts as Pensionable Service under (1), benefits (and the Member's Money Purchase
                  Fund) will be calculated as though the Member was not absent from work and was working in accordance with her normal practice and receiving her normal earnings.

death benefits

            (3) If a Member or Life Assurance Member who is absent with maternity rights dies:

                  (a) during absence which is statutory maternity leave for the purposes of the 1978 Act or during which she was receiving contractual remuneration or statutory maternity pay from the Participating Company, there will be payable the benefits which would have applied if she had not been absent and had been working in accordance with her normal practice and receiving her normal earnings;

                  (b) during absence to which (a) does not apply, there will be payable the benefits which would have applied if she had left Service immediately before she died or any greater benefits notified by the Principal Company to the Trustees.

                  Any lump sum benefit payable under this Sub-rule will be held by the Trustees as set out in Rule 13.

Member's Ordinary Contributions

            (4) Member's Ordinary Contributions will be payable (unless the Principal Company decides otherwise) during any period of absence in which she is receiving contractual remuneration or statutory maternity pay from the Participating Employer. Those contributions will be calculated by reference to the amount of contractual remuneration or statutory maternity pay paid to her by the Participating Employer during that period.

                  No Member's Ordinary Contributions will be payable during any other period in which she is absent with maternity rights. The Member may on her return to work, with the agreement of the Principal Company, arrange with the Trustees to pay the unpaid Member's Ordinary Contributions she would have paid had she not been absent during that period.

TRANSFERS FROM ANOTHER SCHEME
Expressions used

27.   (A)   In this Rule

            "personal pension scheme" means a personal pension scheme within the meaning of Section 630 of the Act.

            "protected rights" means rights to money purchase benefits under

            (1) a personal pension scheme to which the Occupational Pensions Board has issued an appropriate scheme certificate, or

            (2) an occupational pension scheme which is or has been contracted-out on a money purchase basis,

            which are wholly or partly in substitution for benefits under the State earnings related pension scheme.

            "transferring arrangement" means a fund, scheme, arrangement (including a personal pension scheme) or policy or contract of a like nature to a Paid-up Policy.

- acceptance

      (B) The Trustees shall if so requested by the Principal Company, accept a transfer of assets from a transferring arrangement but only if it would not prejudice approval of the Plan under the Act.

- information to be obtained by Trustees

      (C) In connection with any transfer under this Rule the Trustees shall obtain written details from the trustees or other managers of the transferring arrangement stating:

            (1) the extent to which the transfer may be used to provide a lump sum on an employee's retirement including the extent to which any part of the transfer which represents an employee's voluntary contributions to the transferring arrangement may be so used;

            (2) the extent (if any) to which the transfer arises from an employee's contributions (herein referred to as "Transferred Employee Contributions"), and the extent to which those contributions were made on a voluntary basis;

            (3) such details as the Trustees require of the period of service in the employment to which the transferring arrangement applied. That period will be taken into account under the Plan as Linked Qualifying Service and otherwise for such purposes in such manner and to such extent as the Trustees decide, and

            (4) any other details required by the Trustees having regard to the contracting-out requirements of the Pensions Act.

- benefits

      (D)   Any transfer under this Rule will be accepted on the basis that:

            (1) one or more specified persons who are entitled or contingently entitled to rights and benefits under the transferring arrangement will be entitled or contingently entitled to such rights and benefits under the Plan (consistent with approval of the Plan under the Act) as the Trustees shall having regard to the advice of the Actuary arrange;

            (2) if the transfer is accompanied by a certificate from the trustees or managers of the transferring arrangement to the effect that the transfer is not to be used to provide retirement benefits in lump sum form the benefits arising on retirement from the transfer shall not be paid in lump sum form except to the extent permitted under Sub-rules 11(B) (Member in serious ill-health) and 11(C) (Trivial Pensions) or such other extent which the Trustees are satisfied would not prejudice approval of the Plan under the Act;

            (3) in relation to a Member who is a Class B Member or Class C Member any benefit on retirement arising from a transfer (other than a transfer from another scheme of a Participating Employer or an Associated Employer) may be paid as a lump sum only if and not exceeding the extent notified to the Trustees by the trustees or managers of the transferring arrangement under (C) of this Rule increased in proportion to any increase in the Index of Retail Prices since the date the transfer was received, unless the Trustees are satisfied that to use the transfer for that purpose to a greater extent would not prejudice approval of the Plan under the Act;

            (4) the Trustees will ensure that to the extent that the transfer arises from an employee's Transferred Employee Contributions (and only to that extent) it will be treated as contributions paid by him to the Plan;

- revaluation of GMP

      (E) If a transfer accepted under this Rule in the circumstances referred to in section 20 of the Pensions Act represents accrued rights to guaranteed minimum pensions for a period of contracted-out employment for the purposes of the Pensions Act, the following conditions will apply:

            (1) if the transferring arrangement is not a policy of insurance or annuity contract any part of the Guaranteed Minimum which relates to that contracted-out employment may be increased on a basis determined by the Trustees and consistent with the requirements of Regulations 44 and 45 of the Occupational Pension Schemes (Contracting-out) Regulations 1984 instead of in accordance with Orders made under section 148 of the Social Security Administration Act 1992;

            (2) if the transferring arrangement is a policy of insurance or annuity contract any part of the Guaranteed Minimum which relates to that contracted-out employment will be increased at the rate which would have applied had the transfer not taken place unless the Trustees decide that it will be increased in accordance with Orders made under section 148 of the Social Security Administration Act 1992;

            (3) the Trustees may pay or reclaim any limited revaluation premium payable or reclaimable under the Pensions Act in respect of any person to whom the transfer relates.

- transfers including protected rights

      (F) Any transfer which includes the value of protected rights may be accepted under this Rule only after 5th April 1990 and if the person for whom the transfer is made ("the transferee") is employed by a Participating Employer or if the transfer is otherwise permissible under the Protected Rights (Transfer Payments) Regulations 1987. The benefits provided under this Rule in consequence of any such transfer shall include Guaranteed Minimum Pensions for the transferee and his widow or widower in respect of the period of employment which gave rise to the protected rights equal to those to which the transferee and his widow or widower would have been treated as being entitled by section 48 of the Pensions Act if the transfer payment had not been made.

            Any Guaranteed Minimum Pension provided under this Sub-rule shall be increased for each complete Tax Year which is after the period which gave rise to the protected rights in accordance with Orders made under section 148 of the Social Security Administration Act 1992 unless the Trustees determine that the increases shall be made in accordance with either section 16(3) of the Pensions Act (limited revaluation) or section 55(5) of the Pensions Act (fixed rate revaluation) as modified, in either case, by regulation 4 of the Protected Rights (Transfer Payment) Regulations 1987.

- no offsetting of GMP revaluation

      (G) If the Trustees accept a transfer to which Sub-rules (E) or (F) of this Rule applies, and

            (1) the person for whom the transfer was accepted does not enter Contracted-out Employment or ceases to be in Contracted-out Employment before Pensionable Age, and

            (2) under arrangements made under Sub-rule (D) of this Rule any Guaranteed Minimum Pension applicable at the date of transfer is expressed to form part of a larger amount,

      that larger amount shall be increased by the increases in the Guaranteed Minimum under Sub-rule (E) or (F) of this Rule.

- transferees not becoming contracted-out

      (H) If any person for whom rights to a guaranteed minimum pension for the purposes of the Pensions Act are transferred to the Plan does not enter contracted-out employment under it, the amounts, dates for payment and conditions attaching to payment of that guaranteed minimum shall comply in all respects with Part I or II (as appropriate) of Schedule 2 to the Contracting-out (Transfer) Regulations 1985. If the transferring arrangement is a policy of insurance or annuity contract, the benefits arranged by the Trustees under Sub-rule (D) of this Rule in respect of the transfer shall include pensions which are of at least equal value to the annuity which would have been payable under the transferring arrangement in respect of guaranteed minimum pensions if the transfer had not taken place.

TRANSFERS TO ANOTHER SCHEME
- expressions used

28.   (A)   In this Rule:

            "receiving scheme" means any fund, scheme or arrangement which is

            (1) approved under Chapter I, Part XIV, Income and Corporation Taxes Act 1988, or

            (2)   a personal pension scheme which is approved under Chapter IV,
                  Part XIV, Income and Corporation Taxes Act 1988, or

            (3) approved for the purposes of this Rule by the Board of Inland Revenue.

            "appropriate personal pension scheme" means a personal pension scheme to which the Occupational Pensions Board has issued an appropriate scheme certificate so that it may provide money purchase benefits for its members which are wholly or partly in substitution for benefits under the State earnings related pension scheme.

            "Transfer Regulations" means the Contracting-out (Transfer) Regulations 1985.

- general

      (B) The Trustees may subject to the conditions set out below and to the approval of the Principal Company transfer to any receiving scheme all the assets of the Fund or such part of them as the Trustees think just and equitable having regard to the advice of the Actuary. If the transfer is to be made without the consent of the Member the Trustees shall satisfy themselves that the amount to be transferred is at least equal to the value of the benefits which will be extinguished by the transfer.

- information to receiving scheme

      (C)   (1)   On any transfer under this Rule the Trustees shall supply to the receiving scheme a statement showing the amount (if any) included in the transfer which is attributable to an employee's Member's Contributions.

            (2) If on or after any transfer under this Rule the managers of the receiving scheme request a certificate showing the maximum lump sum payable on retirement from the transfer in respect of a Member who is a Class B Member or a Class C Member, the Trustees shall calculate the said maximum lump sum and supply the receiving scheme with the certificate requested.

            (3) If the receiving scheme is a personal pension scheme, the Trustees shall provide a certificate of the maximum lump sum payable on retirement from the transfer if the person to whom the transfer relates:

                  (a)   is aged 45 or more at the time the transfer is made, or

                  (b) has at any time within the 10 years preceding the date on which the right to the transfer arose, been, in respect of any employment to which the transfer or any part of it relates, either

                        (i) a Controlling Director as defined in Sub-rule 55(A) (Guide to Inland Revenue limitations), or

                        (ii) in receipt of annual remuneration in excess of (pound)60,000 or, if greater, the allowable maximum as defined in Section 640A of the Act for the Tax Year in which the date of the transfer falls, or

                  (c) is entitled to benefits included in the transfer which arise from an occupational pension scheme under which the normal retirement age is 45 or less.

            (4) For the purpose of paragraphs (2) and (3) of this Sub-rule "maximum lump sum" shall mean the amount calculated as at the date of transfer (without taking into account any future increases) as the amount (if any) prospectively payable to the Member under Sub-rule 11(A) or such greater amount as they shall determine not exceeding the maximum permissible in accordance with Sub-rule 32(A) (Inland Revenue Limitations).

- benefits to be provided by receiving scheme

      (D) Before any transfer is made under this Rule arrangements shall be made with the managers of the receiving scheme as to the benefits it will provide in respect of the transfer. If the transfer is to be made at the request or with the consent of any person to whom it relates, those arrangements shall be agreed with that person. If the transfer is to be made without the consent of any person to whom it relates, the arrangements shall be agreed with the Trustees.

- transfer of GMPs

      (E) No transfer which represents Guaranteed Minimum Pensions shall be made under this Rule unless at the date of the transfer the receiving scheme is:

to salary related contracted-out schemes

            (1) contracted-out on a salary related basis by virtue of satisfying section 9(2) of the Pensions Act (or was formerly so contracted-out and is subject to financial supervision by the Occupational Pensions Board because it retains liability for guaranteed minimum pensions, in which case the transfer shall be approved by the Occupational Pensions Board), and

                  (a) the Member consents to the transfer and has entered employment with an employer who is a contributor to the receiving scheme, or

                  (b)   the circumstances specified in paragraph 2 of Part I,
                        Schedule 1 to the Transfer Regulations (which deals with circumstances in which the Scheme and the receiving scheme apply to the same employment or to employers who are or have been financially connected) apply, or

                  (c) if the transfer is in respect of (i) an employee who has not entered contracted-out employment under the receiving scheme or (ii) the liability for payment of a Guaranteed Minimum Pension to or in respect of a person who has become entitled to it, the conditions set out in
                        Part I or Part II of Schedule 2 to the Transfer Regulations (which specify the amounts, the terms and conditions attaching to, and the basis of any revaluation of the Guaranteed Minimum Pension to be provided by the receiving scheme) are satisfied;

            or

to money purchase contracted-out schemes

            (2) contracted-out on a money purchase basis by virtue of satisfying section 32(2A) of the Pensions Act (or was formerly so contracted-out and is subject to financial supervision by the Occupational Pensions Board because it retains liability for protected rights) and

                  (a) the Member consents to the transfer and has entered employment with an employer who is a contributor to the receiving scheme, and

                  (b) the receiving scheme makes provision for the transfer payment to be applied to provide money purchase benefits for or in respect of the Member, and

                  (c) if the receiving scheme is not a contracted-out scheme, the transfer payment is approved by the Occupational Pensions Board;

            or

to appropriate personal pension scheme

            (3)   an appropriate personal pension scheme and

                  (a)   the Member consents to the transfer, and

                  (b) the receiving scheme makes provision for the transfer payment to be applied in providing money purchase benefits for or in respect of the Member;

            or

to overseas schemes

            (4) administered wholly or primarily outside the United Kingdom and

                  (a) the Member consents to the transfer and has entered employment with an employer who is a contributor to the receiving scheme and the Member's employment is outside the United Kingdom and

                  (b)   the transfer is approved by the Occupational Pensions
                        Board.

      Where a Member's accrued rights to Guaranteed Minimum Pensions are transferred to a scheme which is contracted-out on a money purchase basis or to an appropriate personal pension scheme, the sum transferred shall not be less than an amount equal to the cash equivalent of those accrued rights calculated and verified in a manner consistent with Regulations made under section 97 of the Pensions Act for the purposes of the Statutory Transfer Option.

- transfers without Members consent

      (F) A transfer may be made under this Rule without the consent of any person in respect of whom it is to be made, except that the consent of the Member shall be required:

            (1) in the circumstances specified in Sub-rule (E) of this Rule if the transfer includes a Guaranteed Minimum Pension, or

            (2) where the transfer constitutes a complete or partial substitute for short service benefit under the Plan in respect of the Member for the purposes of section 73 of the Pensions Act unless regulations made pursuant to section 73 of the Pensions Act permit the transfer without his consent.

- interaction with Statutory Transfer Option

      (G) The Trustees power to make a transfer under this Rule with the consent of the Member does not apply to a Member who has the Statutory Transfer Option except to the extent that the amount to be transferred exceeds his cash equivalent for the purposes of Chapter IV of Part IV of the Pensions Act. The Trustees may treat any consent or request of the Member in connection with the transfer of his cash equivalent as relating also to the transfer of any such excess under this Rule.

- effect of transfer on Plan benefits

      (H) A transfer may be made under this Rule even though it may result in one or more persons ceasing to have any entitlement to benefit by reference to a person's period of membership of the Plan or, as the case may be, having entitlement to benefits which are smaller in amount or subject to different terms and conditions. No person shall have any right whatever to resort to the Fund for any benefit which ceases to be payable or is otherwise affected as a result of a transfer under this Rule.

            Any person in respect of whom such a transfer has been made shall not thereafter be entitled to any benefits under the Plan in respect of the assets so transferred and the Trustees shall not be in any way responsible for or required to enquire into the use and application of the assets so transferred.

RIGHTS OF EMPLOYERS RELATING TO EMPLOYEES

29. Nothing in the Plan shall fetter the right of a Participating Employer to dismiss any employee or to reduce any employee's remuneration neither shall the benefit to which a person might claim to be entitled under the provisions of the Plan be used as a ground for increasing damages in any action brought by such person against a Participating Employer.

CLAIMS AGAINST TRUSTEES OR EMPLOYERS

30. No person shall have any claim, right or interest upon, or in respect of, the Fund or any contributions thereto or any interest therein or any claim upon or against the Trustees or a Participating Employer except under and in accordance with the provisions of the Trust Instrument and the Rules.

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                                                                         Page 88

LIEN ON BENEFITS

31. All beneficial interest of a Member under the Plan shall, subject to Rule 18 (Deduction of tax), stand charged with all sums (if any) owing in respect of any monetary obligation due to a Participating Employer and arising out of a criminal, negligent or fraudulent act or omission by the Member. On production of a certificate signed by the chairman or any two directors of that Participating Employer that an amount is so owing such certificate shall be accepted as conclusive evidence by the Trustees of the facts therein stated and subject as hereinafter provided the amount so certified shall be deducted from the benefits accordingly and be payable to that Participating Employer whose receipt shall be a complete discharge therefor provided that

      (a)   this Rule shall not apply to any benefit or part thereof

            (1) which arises under the provisions of the Transfer Rules except with the consent of the Occupational Pensions Board

            (2) which has operated to exclude the right to or reduce the amount of a redundancy payment to which the Member would otherwise be entitled under the Employment Protection (Consolidation) Act 1978, or

            (3) which represents Equivalent Pension Benefits or a Guaranteed Minimum Pension

      (b) subject to any different agreement in writing between the Participating Employer and the Member, the amount of such deduction shall be limited to whichever is the lesser of

            (1) the amount the Actuary advises to be the actuarial value of the Member's actual or prospective benefits to which this Rule applies, at the time of such deduction, and

            (2)   the amount of the said monetary obligation

      (c) the Trustees shall determine which and the extent to which any benefit or benefits or prospective benefit or benefits is or are to be reduced in amount, terminated or suspended having regard to the amount so deducted

      (d) the Member shall be entitled to a certificate showing the amount deducted and its effect on his benefits or prospective benefits

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                                                                         Page 89

      (e) no amount shall be deducted under this Rule in the event of any dispute as to the amount of such deduction unless and until the obligation has become enforceable under an order of a competent Court or the award of an arbitrator under the Rules, and

      (f) any Participating Employer to which a payment is made under this Rule shall indemnify the Trustees against all actions, claims, demands and expenses arising directly or indirectly in consequence of such payment.

INLAND REVENUE LIMITATIONS

32.   (A)   The Trustees in order to secure and maintain approval of the Plan under the Act shall adjust the amount of any benefit to which any person may become entitled under the Plan and the amount of any contributions payable by and in respect of such person and shall determine that the terms and conditions appropriate to such benefits and contributions shall be deemed to be altered or modified to give effect to such limitations set out in Rule 55 or to such other limitations or restrictions (including any variation in such limitations or restrictions) as the Board of Inland Revenue may in any particular case or generally require or agree.

- Inland Revenue undertakings

      (B) The Trustees may enter into such undertakings with the Board of Inland Revenue as they consider appropriate in connection with approval of the Plan under the Act and the provisions of the Plan as set out in the Trust Instrument and the Rules shall be deemed to be altered or modified to such extent as the Trustees shall in their discretion determine in order to give effect to such undertakings.

- optional limits

      (C)   (1)   Any Class B Member may elect on or after 27th July 1989 to be treated for the purposes of the Rules as a Class A Member except that, unless the Trustees otherwise agree with the Member, he shall remain a Class B Member for the purposes of paragraph (a) of Rule 8, the last paragraph (b) of Sub-rule
                  11(A) and paragraph (2)(b) of Sub-rule 55(B).

            (2) Any Class C Member may, with the consent of the Trustees, elect on or after 27th July 1989 to be treated for the purposes of the Rules as a Class A Member.

            (3) Any Class A Member may, with the consent of the Trustees, elect to be a Class B Member for the purposes of paragraph (a) of Rule 8, the last paragraph (b) of Sub-rule 11(A) and paragraph (2)(b) of Sub-rule 55(B). For all other purposes the Member will remain a Class A Member.

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                                                                         Page 90

            (4) Any election under paragraph (1) of this Sub-rule is irrevocable and shall be made by the Member giving written notice to the Trustees in such form as the Trustees may prescribe but consistent with the requirements of Part II of
                  Schedule 6 to the Finance Act 1989.

            (5) Any election under paragraph (2) or (3) of this Sub-rule is irrevocable and shall be made by the Member giving written notice to the Trustees in such form as the Trustees may prescribe.

            (6) Any notice given under paragraph (4) or (5) above must be given no later than whichever is the last to occur of

                  (a) the earliest of the date on which any benefit is paid to the Member under the Plan, the date on which any transfer payment is made from the Plan in respect of the Member to any other fund scheme, arrangement, policy or contract and the Member's 75th birthday, and

                  (b) any later date approved for this purpose by the Board of Inland Revenue.

            (7) No election under this Sub-rule can be made by a Member who retired from or left Service prior to 17th March 1987.

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                                                                         Page 91

PART VI - ADMINISTRATION AND MANAGEMENT OF THE PLAN

RESPONSIBILITY FOR ADMINISTRATION AND MANAGEMENT

33. The administrator of the Plan will be responsible for its administration and management. The administrator will be

      (a)   the Trustees, or

      (b) any person or corporate body appointed for the time being by the Trustees under this Rule to be the administrator.

      The Trustees may at any time appoint a person or corporate body approved for the purpose by the Principal Company and resident in the United Kingdom to be the administrator for the time being and must do so at any time when none of the Trustees are resident in the United Kingdom.

      Any appointment will be in writing and must be notified to the Board of Inland Revenue.

      Under section 606 of the Act, if the administrator has failed to discharge his duties or to pay any tax due from him by virtue of Chapter I of the Act those responsibilities of the administrator may pass to one or more of the Trustees or participating Employers.

APPOINTMENT AND REMOVAL OF TRUSTEES

34. The power of appointing new and additional trustees shall be vested in the Principal Company which may appoint an additional trustee or additional trustees without limitation as to number and may remove from office any trustee and may appoint a new trustee in place of any trustee who shall die or be removed or retire from office or become incapable of acting. Any such appointment or removal shall be by deed executed by the Principal Company and as the case may be by any new or additional trustee.

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                                                                         Page 92

      A corporation limited or unlimited and whether or not a trust corporation may be appointed as a trustee and may act either as sole trustee or jointly with one or more other trustees. Section 37(1)(c), Trustee Act 1925 shall not apply and accordingly a trustee who is replaced or removed upon or subsequent to the appointment of any such corporation as a trustee hereof shall thereupon be discharged notwithstanding that there may not be either a trust corporation or at least two individuals to act as trustees to perform the trust. Unless for the time being a corporation or company as aforesaid is a trustee hereof or until the Principal Company shall otherwise determine by instrument in writing the number of trustees shall not be fewer than two.

      A trustee or trustees may be appointed as aforesaid and act hereunder upon such terms as to remuneration and generally in all respects as may be agreed from time to time between the Principal Company and the trustee and any corporation, company, firm or person to whom payment of remuneration is made under any such agreement may retain such remuneration beneficially.

      Any Trustee being an individual who at the date of his appointment as a Trustee was a director or employee of one or more of the Participating Employers shall on the first date on which he is no longer a director or employee of any of the Participating Employers cease to be a Trustee.

      Any trustee who is a Member or (in the case of any trustee being a corporation or a company) any member of the board of the trustee company who is a Member shall be entitled to retain for his own absolute benefit any and all benefits to which he is or becomes entitled by virtue of his membership of the Plan.

TRUSTEES' GENERAL POWERS OF DETERMINATION

35. Subject to the powers to be exercised by a Participating Employer as herein expressed, the Trustees shall have full power to determine whether or not any person is entitled from time to time to any benefit or payment in accordance with the Plan, and in deciding any question of fact they shall be at liberty to act upon such evidence or presumption as they shall in their discretion think sufficient, although the same be not legal evidence or legal presumption. Subject as aforesaid, the Trustees shall also have power conclusively to determine all questions and matters of doubt arising on or in connection with the Plan, and whether relating to the construction thereof or the benefits thereunder or otherwise.

EXERCISE OF TRUSTEES' POWERS

36.   (A)   Unless a corporation or company is for the time being sole trustee hereof the following provisions shall apply:

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                                                                         Page 93

- individual trustees

            (1) the Trustees shall appoint a secretary and shall meet at such times, not being less than once a year, and at such place as they shall decide, and shall make regulations for the conduct of their business, the summoning of meetings, the appointment of a chairman, the recording of resolutions, and all other matters in connection with their work. Unless the regulations from time to time made by the Trustees for the conduct of their business provide otherwise:

                  (a) A special meeting may be called by any one of the Trustees and shall be called by the secretary at the direction of the Trustees or any one of them.

                  (b) If three of the trustees are present at a meeting they will form a quorum.

                  (c) At every meeting of the Trustees all questions shall be decided by the votes of the trustees present taken by a show of hands.

                  (d) In the case of an equality of votes the chairman of the meeting shall have a second or casting vote.

            (2) The Trustees shall exercise their powers and execute their duties under the Plan by resolutions passed at meetings of the Trustees provided that a resolution in writing of which notice has been given to each trustee individually shall if signed by a majority of the Trustees for the time being be as effectual as if it had been passed at a meeting of the Trustees, and may consist of one or more documents in similar form each signed by one or more of the Trustees.

- corporate trustee

            (3) A corporate trustee may act through any of its directors or through an officer appointed for the purpose and so that any such appointment may be of one person or of one or more persons alternatively identified either by name or by reference to the holding for the time being of a specified office.

- trustees decisions

            (4) No decision of or exercise of a power by the Trustees shall be invalidated or questioned on the ground that the Trustees or any of them or any director or officer of a corporation or company being a trustee hereof had a direct or other personal interest in the mode or result of such decision or of exercising such power.

TRUSTEES LIABILITY

37. Without prejudice to the powers and discretions vested in the Trustees by the other provisions hereof and except as provided below, the Trustees shall be entitled to all the indemnities conferred on trustees by law and shall not be liable for acting on the advice of the auditors appointed under the Rules or on any other advice the Trustees may obtain directly or indirectly from such corporation, company, firm or person as shall in their opinion be qualified by experience or otherwise to advise them, nor shall any Trustee be liable for any acts or omissions not due to his own wilful neglect or default nor shall it be obligatory upon the Trustees to see that any contributions or other moneys payable to them under the Plan are in fact paid.

      The Trustees shall be indemnified in respect of expenses incurred in connection with the Plan only to the extent that they are incurred under and strictly in accordance with the Rules.

      The Principal Company shall keep the Trustees indemnified against any actions, claims, costs and liabilities arising out of the execution of their duties in relation to the Plan except such as they incur through any gross negligence and any wilful default or breach of trust knowingly and intentionally committed.

EXERCISE OF EMPLOYER'S POWERS

38. Any power, right or discretion conferred on a Participating Employer by the Trust Instrument or the Rules shall be exercisable by that Participating Employer's board of directors or a committee thereof appointed for the purposes of the Trust Instrument and the Rules and a document purporting to be a copy resolution of that board or committee signed by the chairman of the meeting shall (except in the case of a power or right exercisable by deed) be sufficient evidence of the exercise of the power, right or discretion thereby involved.

INVESTMENT OF FUND
- acquisition and disposal of investments

39.   (A)   The Trustees may retain any investments or property or any interest therein from time to time held by the Trustees and forming part of the Fund or sell or realise or otherwise deal with the same in such manner as they shall in their absolute discretion determine and may invest or apply in manner hereinafter provided any money forming part of the Fund and not immediately required for the payment of benefits and shall have power to sell or realise any investments or property or interest therein whether for providing money required for the payment of such benefits or for reinvestment or otherwise.

- permitted investments

      (B) The Trustees may invest or otherwise deal with any money or other assets forming part of the Fund in such manner as they shall in their absolute discretion determine and in particular without prejudice to the generality of the Trustees' powers under this Rule:-

            (1) The Trustees may invest or apply any moneys forming part of the Fund in or upon the security of any stocks, shares, debentures, debenture stocks, units in unit trusts or mutual or managed funds, bearer securities, any interest in land and any annuity policies and policies of assurance (being annuity policies or policies of assurance issued by any United Kingdom office or branch of any insurance company which is authorised to carry on ordinary long term insurance business under section 3 or 4 of the Insurance Companies Act 1982) or other investments or property whatsoever and wheresoever situate, whether or not involving liability, whether or not producing income and whether or not authorised by law for the investment of trust moneys as the Trustees in their absolute discretion think fit.

            (2) The Trustees shall have power to underwrite, sub-underwrite or guarantee the subscription of any funds, securities, bonds, debentures, debenture stocks and stocks and shares of any kind.

            (3)   The Trustees may place or retain any moneys:-

                  (a) on deposit or current account at such rate of interest (if any) and upon such terms as they shall think fit with any bank, investment company, building society, local authority, finance company or any United Kingdom office or branch of any insurance company as aforesaid, and

                  (b) on deposit upon such terms as they shall think fit with any Participating Employer or any other company or undertaking.

                  The Trustees shall not be chargeable in respect of any interest in excess of the interest (if any) actually paid or credited on any moneys dealt with in accordance with this Rule or otherwise in respect thereof.

            (4) The Trustees may enter into any transaction in connection with financial futures, the lawful currency of any country and the purchase or sale of any assets or property for receipt or delivery at a future date and may grant or acquire call or put options over any assets or property.

- additional powers; land and buildings

      (C) The Trustees shall in relation to any real property or any interest therein forming part of the Fund have the following additional powers:

            (1) power to keep any buildings insured against such risks and for such amounts as they think fit;

            (2) powers, in addition to the powers of management conferred by law upon trustees holding land upon trust for sale, to sell, exchange, convey, lease, charge, agree to let or otherwise conduct the management of any such property as if the Trustees were absolutely entitled to such property beneficially but so that, in exercising this power, the Trustees shall obtain and act upon such advice as they consider necessary (including advice from an independent valuer or independent valuers) in order to determine and agree the terms and conditions appropriate to each such sale, exchange, conveyance, lease, charge and agreement to let;

            (3) power to apply any money for the time being forming part of the Fund in improving or developing any such property or in enlarging, improving, demolishing or rebuilding any building comprised in such property.

- additional powers; personal property

      (D) The Trustees shall in relation to any personal property have the power to take such steps as they may think proper for the insurance, repair, protection, removal, custody, carriage and general maintenance of such property or any part thereof.

- indemnity by trustees in connection with investments

      (E) The Trustees shall have power to give any indemnity in connection with the exercise of their powers under this Rule and may bind the Fund to give effect thereto.

- nominee to hold investments

      (F) The Trustees may appoint any corporate body to act as their nominee for the purposes of this Rule with power for the Trustees at any time or times in like manner to revoke or vary such appointment and any investments of the Fund may be made in the name of or transferred to the corporate body so appointed on the terms that the latter shall hold them as nominee for and on behalf of the Trustees and the Trustees may for this purpose enter into any agreement with such corporate body and may bind the Fund in respect of any indemnity to give effect thereto.

- employer related investments

      (G) In exercising their powers under this Rule the Trustees shall comply with the restrictions on investment of Plan's resources in employer related investments referred to in section 112 of the Pensions Act and any regulations made thereunder.

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                                                                         Page 97

POWER TO RAISE OR BORROW MONEY

40. After obtaining the consent of the Principal Company, the Trustees may whenever they think it desirable so to do raise or borrow any sum or sums of money and may secure the repayment of such moneys in such manner and upon such terms and conditions in all respects as they think fit and in particular by charging or mortgaging all or any part of the Fund.

DONATIONS AND BEQUESTS

41. The Trustees may accept donations or bequests from any person or body to be applied for the purposes of the Plan.

PLAN ACCOUNTS

42. The Trustees shall cause true and full accounts to be kept of all moneys passing through their hands and also a record of all persons receiving benefits and of all other matters proper to be recorded so as to show the full facts relating to the Plan.

AUDIT OF ACCOUNTS

43. The Trustees shall cause their accounts for each Plan Year to be audited as soon as reasonably practicable and not more than one year after the end of that Plan Year by the auditors appointed under Sub-rule 45(A), who shall also make and sign a report on the accounts in accordance with the Disclosure Requirements. The accounts and report shall be made available to Members and prospective Members, other beneficiaries under the Plan and independent trade unions, in accordance with the Disclosure Requirements and shall be similarly available to any director or officer of a Participating Employer.

ACTUARIAL INVESTIGATION AND STATEMENT

44. The Trustees shall cause the Actuary to make signed actuarial valuations of and statements about the financial position of the Fund with effective dates separated by intervals of not more than 3 years and 6 months. Any valuation and statement shall satisfy the Disclosure Requirements and be made available to Members and prospective Members, other beneficiaries under the Plan and independent trade unions in accordance with the Disclosure Requirements and shall be similarly available to any director or officer of a Participating Employer.

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                                                                         Page 98

ASSISTANCE TO TRUSTEES
- appointment and removal of officers

45.   (A)   The Trustees shall appoint one or more auditors and shall appoint one or more actuaries or a firm or body corporate which has agreed to nominate one or more of its actuaries as the actuary or actuaries to the Plan. Any actuary so appointed or nominated shall be a Fellow of the Institute of Actuaries or of the Faculty of Actuaries in Scotland. With the agreement of the Principal Company the Trustees may also appoint such other advisers and officers as they consider necessary for the proper management of the Plan. Any appointment under this Sub-rule shall be made upon such terms as to tenure of office, duties and remuneration as the Trustees with the agreement of the Principal Company determine. The Trustees may with the agreement of the Principal Company terminate any appointment under this Sub-rule.

- actuarial advice

      (B) The Trustees shall consult and act upon the advice of the Actuary at such time (i) as is required under the provisions of the Trust Instrument or the Rules, and (ii) as they consider it necessary or expedient so to do, and subject thereto the Trustees may consult and act upon the advice of such company, firm or person as shall in the opinion of the Trustees and the Principal Company be qualified by experience or otherwise to advise them.

DELEGATION OF TRUSTEES' POWERS

46. The Trustees may with the consent of the Principal Company delegate all or any of the powers, duties and discretions conferred upon them under the Trust Instrument or the Rules or by statute or otherwise for any period, to any person or persons, whether or not incorporated and whether or not a trustee hereof and shall not be responsible for any loss thereby arising. In particular, without prejudice to the generality of their powers under this Rule, the Trustees may from time to time authorise such person or persons whether or not a trustee hereof as they shall think fit to draw cheques on any banking account or to endorse any cheques or to give receipts and discharges for any moneys or other property payable, transferable or deliverable to the Trustees or any of them, and every such receipt or discharge shall be as valid and effectual as if it were given by the Trustees. The Trustees may also with the consent of the Principal Company revoke any delegation made in accordance with this Rule.

      The production of a written authority of the Trustees as aforesaid shall be a sufficient protection to any debtor or other person taking any such receipt or discharge as aforesaid, and unless such debtor or other person shall have received express notice in writing of the revocation of such authority, he shall be entitled to assume and act on the assumption that the authority remains unrevoked.

PLAN EXPENSES

47. Except as provided in Sub-rule 4(B) (Member's Voluntary Contributions) all expenses in connection with the administration and management of the Plan or the investment of the Fund (including in any such case professional expenses) shall be paid by the Participating Employers in the same proportions as the amounts respectively contributed by them during each Plan Year or otherwise as may be agreed from time to time between them.

ADMISSION OF ASSOCIATED EMPLOYERS

48. At the request of the Principal Company (but not otherwise) the Trustees will admit an Associated Employer to participation in the Plan. Any such Associated Employer must enter into a covenant with the Trustees to comply with the provisions of the Plan from a specified date. The covenant will be in a form specified by the Trustees.

      An Associated Employer is not permitted to participate in the Plan if that would prejudice approval of the Plan under the Act. However, this will not preclude the participation of an Associated Employer if, with the agreement of the Principal Company and the Board of Inland Revenue, the Plan in so far as it relates to that Associated Employer will be treated as a separate scheme under section 611(3) of the Act.

      The admission of an Associated Employer to the Plan will be subject to any restrictions specified by the Principal Company. The Principal Company can also make the continued participation of a Participating Employer subject to restrictions if it ceases to be associated in business with or directly or indirectly controlled by the Principal Company. In either case the specified restrictions can include, but are not limited to:

      (a)   a limit on the period of participation;

      (b)   restrictions on the eligibility of employers to become Members;

      (c)   alterations to the rate of employer's contributions;

      (d) limits on the earnings to be recognised by the Plan for employees of the Associated Employer;

      (e) restrictions on any powers exercisable under the Rules by a Participating Employer.

      The Trustees will not operate any specified restriction in a way which:

      1. would reduce the amount of any benefit which accrued in respect of a Member before the date from which the participation of the Associated Employer was made subject to the restriction;

      2.    would prejudice approval of the Plan under the Act; or

      3. is inconsistent with the contracting-out requirements of the Pensions Act.

ARBITRATION

49. Save where by the Trust Instrument or the Rules the decision of the Trustees is made conclusive or a Participating Employer is given discretion or power of final determination, all differences arising out of the Plan which have not been referred to the Pensions Ombudsman by an authorised complainant as defined in section 146(7) of the Pensions Act shall be referred to a single arbitrator to be appointed in writing by the parties to the difference, or if they cannot agree upon a single arbitrator, to several arbitrators, one to be appointed in writing by each party, and such arbitrators before commencing their investigations shall elect an umpire. In all other respects such arbitration shall be subject to the statutory provisions for the time being in force relating to arbitration.

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                                                                        Page 101

PART VII - SUSPENSION OR TERMINATION OF THE PLAN

SUSPENSION OF A PARTICIPATING EMPLOYER'S CONTRIBUTIONS

50. A Participating Employer's contributions in respect of some or all benefits under the Plan may be suspended by notice in writing to the Trustees and on notice as aforesaid being given may, subject to Rule 51 (Trustees power to treat suspension as termination), be resumed upon such date as shall be agreed by the Trustees. Such notice (whether relating to suspension or resumption) shall specify (by category or otherwise) the person or persons (referred to in this Rule and Rule 51 as "a Specified Person") in respect of whom and the benefit (referred to in this Rule as "a Specified Benefit") in respect of which the notice relates.

      In the event of such suspension

      (a) the amount of any Specified Benefit which may become payable on the death of a Specified Person during or after a period of suspension shall be determined by the Trustees having regard to the advice of the Actuary and where appropriate having regard to the contracting-out requirements of the Pensions Act and the amount (if any) of any other Specified Benefit shall be adjusted by such amount as the Trustees shall determine to be appropriate having regard to the contracting-out requirements of the Pensions Act, and

      (b) the amount (if any) of contributions payable in respect of such period of suspension by a Specified Person shall be determined by the Trustees provided that approval of the Plan under the Act would not thereby be prejudiced.

TRUSTEES' POWER TO TREAT SUSPENSION AS TERMINATION

51. If the contributions of a Participating Employer in respect of a Specified Person are suspended under Rule 50 for more than two years the Trustees may, by notice in writing to the Participating Employer, treat the suspension under Rule 50 as a termination in respect of the Specified Person under Rule 52 as from the date stated for that purpose in the notice.

TERMINATION OF CONTRIBUTIONS BY A PARTICIPATING EMPLOYER

52.   A Participating Employer's contributions

      (a) may be terminated at any time by notice in writing to the Trustees and may be similarly terminated only in respect of persons in a specified category or specified categories, and

      (b)   shall be terminated

            (1) in the case of an Associated Employer on a date not later than the end of the Plan Year following that in which the Participating Employer ceases to be an Associated Employer, or

            (2) at any time in the event of the Participating Employer ceasing to transact business on account of liquidation or otherwise and thereupon contributions payable by any person in respect of whom the Participating Employer's contributions have ceased shall also terminate.

      If the contributions of a Participating Employer are so terminated and Rule 53 (termination of contributions by all Participating Employers) does not apply:

      (a) the provisions of Rule 9 (Benefits on leaving the Plan) shall thereupon apply to each Member (or other person to whom a benefit under Sub-rule 16(A) (Discretionary Benefits) or the Transfer Rules applies) who is then in the service of that Participating Employer and, where appropriate, in a category of persons in respect of whom contributions have terminated;

      (b) with the approval of the Principal Company, the Trustees may determine that, having regard to the advice of the Actuary, the assets of the Plan and its liabilities for and in respect of persons in the service of or formerly in the service of the Participating Employer whose contributions have ceased, some part of the Fund shall be:

            (1) transferred to another fund, scheme or arrangement which is approved under the Act or approved for the purpose by the Board of Inland Revenue, or

            (2)   paid to that Participating Employer

            but only if the transfer or payment would not prejudice approval of the Plan under the Act.

TERMINATION OF THE PLAN
- termination of contributions by all Participating Employers

53. In the event of the contributions of all the Participating Employers being terminated under Rule 52, the Plan shall, subject to Sub-rule 54(A) (continuation of Plan as a closed scheme), determine and on such determination or at the expiration of the Perpetuity Period whichever shall first occur:-

- entitlement to benefit

      (a) no person shall be entitled to any benefit under the Plan otherwise than under this Rule or Rule 54 (Optional powers on termination of contributions),

- disposal of death benefits

      (b) any sum or sums then held by the Trustees in respect of any deceased person shall thereupon be paid or applied in accordance with the provisions of Rule 13 (Payment of lump sum death benefits),

- application of Member's Voluntary Contributions

      (c) in the case of a Member who has paid Member's Voluntary Contributions to which paragraph (4) of Sub-rule 4(B) (Segregated Member's Voluntary Contributions) applies the assets held by the Trustees representing the Member's Voluntary Contributions Fund shall (subject to the exercise of any of the powers conferred by Rule 54 and the provisions of paragraph (5) of Sub-rule 4(B) (Surplus Voluntary Contributions)) be realised and applied in the purchase or provision of a Paid-up Policy under Rule 24 (Securing benefits outside the Plan by purchase of policies) to secure any of the benefits set out in paragraphs (1) or (2) of Sub-rule 16(A) on such basis as the Trustees shall determine. A Member who is not a Qualifying Member may elect to take a refund of Member's Contributions less the Contracting-out Deduction, in accordance with paragraph (4)(b) below, and when such an election is made no Paid-up Policy will be purchased or provided in relation to the Member's Voluntary Contributions Fund;

- use of Plan assets on wind-up

      (d) the Fund shall (subject to the exercise of any of the powers conferred by Rule 54) be realised and together with any moneys in hand be disposed of (subject to the provisions of paragraphs (e) (alternative lump sum where pension would be trivial) and (f) (expenses of wind-up) of this Rule) among the persons who on the date upon which the Plan determined or the Perpetuity Period expired as aforesaid are included among the persons specified below by the provision of Paid-up Policies securing benefits of such amounts as shall be determined by the Trustees having regard to the advice of the Actuary to the intent that, as far as the monies available permit:-

pensioners

            (1)   (a)   all Members and other persons in receipt of pensions
                        shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan including any pension benefits payable under the Plan on the death of any such Member or other person in receipt of a pension

Members who have reached Normal Retiring Date but whose pension has not commenced

                  (b) all Members not included in (a) whose Normal Retiring Dates have occurred and whose pensions under the Plan have not commenced to be paid shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan calculated as if they had retired from Service on the date upon which contributions terminated. The benefits to be so secured shall include any benefits (calculated on the same basis) which would have become payable on their subsequent death.

Members who were contracted-out under old State Graduated Scheme

            (2) All Members who have completed a period of non-participating employment for the purposes of the National Insurance Act 1965 shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan to the extent that such benefits represent Equivalent Pension Benefits.

Guaranteed Minimum Pensions

            (3) All Members who have completed a period of Contracted-out Employment shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan to the extent that such benefits represent the Guaranteed Minimum Pensions payable in respect of such Members and prospectively payable on the death of such Members.

Members who have left the Plan with Deferred Pensions

            (4)   (a)   All Members who have left the Plan with prospective
                        entitlement to pensions under the Plan which have not commenced to be payable shall be entitled to Paid-up
                        Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan including any benefits prospectively payable on the death of any such Member.

Members in Service before Normal Retiring Date

                  (b) All Members whose Normal Retiring Dates have not occurred, who are in the service of a Participating Employer and are not included in sub-paragraph (a) above shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with the benefits to which the Members would have been entitled if they had left the Plan on the date upon which contributions terminated and become entitled to a Deferred Pension calculated as if they were Qualifying Members whether or not this is the case. The benefits to be so secured shall include any benefits (calculated on the same basis) which would have become payable on their subsequent death. A Member who is not a Qualifying Member may elect to take a refund of Member's Contributions less the Contracting-out Deduction, instead of the Paid-up Policy to which he would otherwise be entitled.

other persons

                  (c) All persons to whom sub-paragraphs (a) and (b) above do not apply who are prospectively or contingently entitled to benefits under the Plan by reference only to Sub-rule 16(A) (Discretionary benefits) or the Transfer Rules shall be entitled to Paid-up Policies securing benefits as nearly as may be on the same terms and conditions as and identical in amount with their benefits under the Plan or, where such entitlement arises in respect of persons who are in the service of a Participating Employer, the benefits to which such persons would have been entitled if they had left Service on the date upon which contributions terminated.

application of surplus assets

            (5) All or some part or parts of any balance of the Fund then remaining may if and as the Trustees in their absolute discretion decide

                  (a) be applied to increase all or any of the benefits provided under this Rule in such shares and in such manner as the Trustees may in their absolute discretion decide, or

                  (b) be transferred to another fund, scheme or arrangement which is approved under the Act or approved for the purpose by the Board of Inland Revenue but only if approval of the Plan under the Act would not be prejudiced.

refund of residual surplus to employers

            (6) Any moneys thereafter remaining shall be paid to the Participating Employers in such proportions as the Trustees shall determine having regard to the contributions paid by such Participating Employers under the Rules or in such other manner as the Trustees shall subject to the approval of the Board of Inland Revenue determine.

offsetting benefits under one paragraph against benefits under another

            (7) In calculating the extent to which benefits are to be secured in respect of any person under each paragraph of this Sub-rule account shall be taken of any benefits secured in respect of such person under any preceding paragraph except that no account shall be taken of Equivalent Pension Benefits secured under paragraph (2) in ascertaining the amount of Guaranteed Minimum Pension to be secured under paragraph (3).

order of priority of benefits

            (8) Subject to the provisions of this Sub-rule liabilities of the Plan shall be accorded priority in the order in which they appear in paragraphs (1), (2), (3) and (4) of this Sub-rule except that liabilities under each sub-paragraph thereof shall have equal priority. In the event of the monies available being sufficient to provide part but not all of the benefits under paragraph (1), (2), (3) or (4) of this Sub-rule benefits shall be provided in respect of all persons to whom such paragraph applies in proportion except that

                  (a) where such proportion is in respect of persons to whom paragraph (3) relates the Trustees may determine that benefits under that paragraph may be provided in full as far as the monies available to provide such benefits permit in respect of such persons as the Trustees in their discretion decide, and

                  (b) liabilities arising under sub-paragraphs (a) and (b) of paragraph (4) may at the discretion of the Trustees be satisfied in such order and to such extent as the Trustees determine having regard to the advice of the Actuary to the intent that equality of treatment is as far as possible achieved among persons to whom paragraph
                        (4) of this Sub-rule applies after taking into account any Equivalent Pension Benefits secured under paragraph
                        (2) and Guaranteed Minimum Pensions secured under paragraph (3) of this Sub-rule or extinguished by the payment of a state scheme premium under the Pensions Act.

payment of state scheme premiums to secure certain benefits

            (9) The Trustees may determine that all or, as the case may be, a part of any benefit applicable under paragraphs (1) and (3) which would otherwise fall to be secured under a Paid-up Policy shall be extinguished by the payment of a state scheme premium under the Pensions Act and Sub-rule 56(G) (payment of state scheme premiums and corresponding reduction of Plan benefits) shall apply accordingly. Subject thereto any liability for the payment of such premiums shall be satisfied after liabilities under paragraphs (1), (2) and, as far as may be, (3) have been fully met.

- alternative lump sum in certain circumstances

      (e) In any case where but for the provisions of this paragraph a Paid-up Policy would fall to be provided

            (1)   to secure a Trivial Pension in respect of any person, or

            (2) to secure a pension in respect of a Member whose pension under the Plan has not then commenced to be paid and who in the opinion of the Trustees is in exceptional circumstances of serious Ill-health, but only in so far as the pension to be so secured exceeds the Guaranteed Minimum for the Member or his widow or widower the Trustees may, instead of providing the appropriate benefits under a Paid-up Policy, convert them and (where and to the extent that the Trustees determine to be appropriate) any pension or other benefit contingently payable on the death of such person, into a lump sum and pay it to such person. The amount of the lump sum shall (subject to Rule 18 (Deduction of tax)) be determined by the Trustees being an amount confirmed by the Actuary to be reasonable. Upon payment of such lump sum each person entitled or contingently entitled to the pension or other benefits that would otherwise have been so secured shall thereupon cease to be so entitled.

- expenses of wind-up

      (f) If under Rule 47 the Trustees are unable to recover from a Participating Employer all or any part of the costs, charges and expenses of and incidental to the realisation and distribution of the Fund (including the remuneration of the auditors and any officers appointed under the Rules) such costs, charges and expenses or so much of them as is not recovered from that Participating Employer shall be a first charge upon and shall be payable out of the Fund.

OPTIONAL POWERS ON TERMINATION OF CONTRIBUTIONS
- continuation of Plan as a closed scheme

54. The Trustees shall have the following powers if the contributions of all the Participating Employers are terminated under Rule 52:

      (A) If contributions terminate before the Perpetuity Period ends, the Trustees may determine that instead of disposing of the Fund under Rule 53, they shall continue the Plan for so long as they think it appropriate but not after the end of the Perpetuity Period.

            If the Trustees decide to continue the Plan under this Sub-rule the following conditions shall apply:

            (1) any continuation of the Plan shall be subject to such conditions as the Trustees think fit;

            (2)   except as provided in (3) below, the benefits specified in
                  Part IV of the Rules (and, where appropriate, the Transfer Rules) shall continue to be paid while the Plan continues but no benefits shall accrue in respect of any period after contributions terminate except to the extent of the GMP Increase and Revaluation Increase or, if the Trustees decide that accrual shall be so limited, any smaller amounts necessary to comply with the protection of pensions and revaluation of pensions provisions of the Pensions Act;

            (3) the amount of any benefit under Part IV of the Rules shall be reduced as the Trustees consider appropriate and in the case of a benefit payable on the death of a person (other than a benefit based only on the Member's Contributions) may, if the Trustees so decide, cease to be payable;

            (4) any continuation of the Plan, the terms and conditions on which it is continued and any alteration to the benefits of the Plan shall comply with the contracting-out requirements of the Pensions Act and shall not be such as would prejudice approval of the Plan under the Act.

- transfers to another scheme

      (B) The Trustees may determine that, in respect of any person or persons for whom the provisions for disposal contained in Rule 53 would otherwise have applied, the provisions of Rule 28 (Transfers to another scheme) shall be applied (save that the approval of the Principal Company shall not be required) to such part of the assets of the Fund as the Trustees shall determine having regard to the advice of the Actuary, being not less than the part of such assets which would otherwise have been applied under Rule 53 (other than paragraph (d)(5)) to provide Paid-up Policies or, as the case may be, cash sums in respect of such person or persons.

- non-statutory buy-out option

      (C) The Trustees may permit any person whose benefits under the Plan have not become payable and to whom the provisions for disposal contained in Rule 53 would otherwise have applied and who does not have the Statutory Transfer Option to elect that, instead of such provisions, he shall have a Paid-up Policy in accordance with the provisions of Sub rule 10(C) (non-statutory buy-out option). The premium under any such Paid-up Policy shall be the amount which would otherwise have been applied in respect of him under Rule 53 (other than paragraph (d)(5)) less any amount which the Trustees consider appropriate in respect of expenses.

- selective application of options on termination of contributions

      (D) The Trustees may determine that the provisions of (B) or (C) of this Rule shall apply on such basis in all respects as they consider appropriate (having regard to the advice of the Actuary and where appropriate to the contracting-out requirements of the Pensions Act) to part of the benefits which would otherwise fall to be secured in respect of any person or persons under Rule 53 and the assets representing the same.

      Sub-rules (B) and (C) of this Rule shall not apply during any period for which the Trustees continue the Plan under (A) of this Rule.

                        PART VIII - STATUTORY PROVISIONS

GUIDE TO INLAND REVENUE LIMITATIONS

- expressions used

55.   (A)   For the purpose of this Rule the following terms shall have the meanings ascribed to them and the term "Member" shall, where appropriate, include a Life Assurance Member:

            "Aggregate Retirement Benefit" means the aggregate of:

            (1) the Member's pension under the Plan and any Associated Scheme including any amount surrendered to provide a pension for his widow, widower or a Dependent Relative, and

            (2) the pension equivalent of the Member's Lump Sum Retirement Benefit.

            "Associated Employer" An employer is associated with another employer if one is controlled by the other, or both are controlled by a third party. Control has the meaning in section 840 of the Act, or in the case of a close company, section 416 of the Act.

            "Associated Scheme" means any Relevant Scheme providing benefits in respect of Relevant Employment but does not include the Plan.

            "Class A Member" means:

            (a) any Member who joined the Plan on or after 1st June 1989, other than a Member who is a Class B Member or Class C Member by virtue of paragraph (b) of the definition of Class B Member or paragraph (b) of the definition of Class C Member below, or

            (b) any Member who was previously a Class B Member or Class C Member but who is treated as a Class A Member by virtue of an election under Sub-rule 32(C) except that a Class B Member who makes such an election may remain a Class B Member to the limited extent referred to in paragraph (I) of Sub-rule 32(C).

            "Class B Member" means:

            (a) any Member who joined the Plan on or after 17th March 1987 and before 1st June 1989, or

            (b) any Member for whom paragraphs 20 and 22 to 26 of Schedule 6 to Finance Act 1989 do not apply by virtue of regulations made pursuant to paragraph 19(2) of that Schedule or who is treated in the same manner in accordance with conditions prescribed by the Board of Inland Revenue, but who in either case is not a Member who is a Class C Member or treated as a Class A Member by virtue of an election under Sub-rule 32(C) except that such a Member may remain a Class B Member to the limited extent referred to in paragraph (1) of Sub-rule 32(C),

            (c) any Member who is a Class B Member to the limited extent referred to in paragraph (3) of Sub-rule 32(C) following an election under that paragraph.

            "Class C Member" means:

            (a)   any Member who joined the Plan before 17th March 1987, or

            (b) any Member for whom paragraph 2, 3, 4 and 6 of Schedule 23 to the Act do not apply by virtue of regulations made pursuant to paragraph 1(2) of Schedule 23 to the Act or who is treated in the same manner in accordance with conditions prescribed by the Board of Inland Revenue, but who in either case is not a Member who is treated as a Class A Member by virtue of an election under Sub-rule 32(C).

            "Connected Plan" means any Relevant Scheme which is connected with the Plan in relation to the Member. For this purpose a Relevant Scheme is connected with the Plan if:

            (1) there is a period during which the Member has been the employee of two Associated Employers, and

            (2) that period counts under both schemes as a period in respect of which benefits are payable, and

            (3) the period counts under one scheme for service with one employer and under the other for service with the other employer.

            "Controlling Director" means a Member who, at any time after 16th March 1987 and in the last 10 years before the Relevant Date has been a director within the definitions of a director in both section 612 of the Act and paragraph (b) of section 417(5) of the Act in relation to the Participating Employer.

Class A Members Class B Members and Class C Members after 16th March 1987

            "Final Remuneration" means:

            (1) In relation to the retirement, leaving Relevant Service or death of a Class A Member a Class B Member or a Class C Member after 16th March 1987 the greater of:

                  (a) the highest remuneration for any period of 12 months in the 5 years preceding the Relevant Date being the aggregate of

                        A.    the basic pay for the year in question, and

                        B. the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any Fluctuating Emoluments provided that Fluctuating Emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index of Retail Prices from the last day of that year up to the last day of the basic pay year. Remuneration that is received after the Relevant Date and upon which tax liability has been determined will be treated as a Fluctuating Emolument (providing it was earned or qualified for prior to the Relevant
                              Date). In these circumstances it may be included provided the yearly average of 3 or more consecutive years begins no later than the commencement of the basic pay year, and

                  (b) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

                        Where such emoluments are received after the Relevant Date but are earned or qualified for prior to that date, they may be included provided that in these circumstances the yearly average of 3 or more consecutive years begins no later than the commencement of the year ending with the Relevant Date.

            (2)   For the purposes of (1) of this definition:

            (a) except for the purposes of calculating the maximum lump sum death benefit in accordance with Sub-rule (D) of this Rule remuneration and total emoluments shall not include either:

                  A. any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares except any amount which is assessed on the Member under Schedule E of the Act in respect of any such acquisition or disposal, interest or right which arose from an entitlement or option created or granted before 17th March 1987, or

                  B. any amount in respect of which tax is chargeable by virtue of section 148 of the Act;

            (b) in relation to a Controlling Director, Final Remuneration shall be the amount ascertained in accordance with sub-paragraph (1)(b) above and sub-paragraph (1)(a) above shall not apply;

            (c) subject to sub-paragraph (d) below, in the case of a Member whose remuneration received from the Participating Employers in any year after 5th April 1987 has exceeded (pound)100,000 (or such other sum as may be prescribed in an order made by the Treasury) sub-paragraph (1)(a) above shall not apply and the amount under sub-paragraph (1)(b) above shall be increased to the lesser of (pound)100,000 where it would otherwise fall below that figure and the amount which would otherwise have been calculated under sub-paragraph (1)(a) above;

            (d) in relation to any Member for whom the date of termination of Service is before 6th April 1991 who is not a Controlling Director and whose remuneration received from the Participating Employers in any year after 5th April 1987 has exceeded (pound)100,000 (or such other sum as may be prescribed in an order made by the Treasury) Final Remuneration shall notwithstanding paragraph (c) above (but subject to paragraph (f) below) be the greater of the amounts ascertained under sub-paragraphs (a) and (b) of paragraph (1) above subject to a maximum of the greatest of:

                  A. the amount ascertained under sub-paragraph (a) of paragraph (1) above in relation to any year ending before 6th April 1987, and

                  B. the Member's total emoluments (other than any amount excluded under sub-paragraph (a) above) for the year ending on 5th April 1987 excluding any increase under sub-paragraph (e) below, and

                  C. the amount ascertained under sub-paragraph (b) of paragraph (1) above;

            (e) where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in sub-paragraph (a) of paragraph (1) above) or total emoluments (for the purposes of sub-paragraph (b) of paragraph (1) above) of any year may be increased in proportion to any increase in the Index of Retail Prices from the last day of that year up to the Relevant Date but in the case of a Class C Member this sub-paragraph shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Sub-rule (C) of this Rule unless the member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this paragraph and the proviso to sub-paragraph (1)(a)(B) above and then only to the same proportionate extent;

            (f) for the purpose of the calculation of the maximum Lump Sum Retirement Benefit for a Class B Member in accordance with Sub-rule (C) of this Rule, Final Remuneration shall not in any event exceed (pound)100,000 or such other sum as may be specified in an order made by the Treasury;

            (g) remuneration and total emoluments shall include any amounts upon which the Member has been assessed under Schedule E of the Act in respect of any benefits in kind other than any amount excluded by sub-paragraph (a) above;

            (h) in the case of a Class A Member Final Remuneration shall not exceed the permitted maximum as defined in Section 590C(2) of the Act;

            (i) an employee who remains, or is treated as remaining, in Service but by reason of incapacity is in receipt of a reduced remuneration for more than 10 years up to the Relevant Date, may calculate Final Remuneration under sub-paragraph (1)(a) or
                  (b) above with the Final Remuneration calculated at the date of cessation of normal pay and increased in accordance with the Index of Retail Prices, in the manner laid down in sub-paragraph (2)(e) above;

            (j) the total amount of any profit related pay (whether relieved from income tax or not) may be classed as remuneration and treated as a Fluctuating Emolument;

            (k) an early retirement pension in payment from a Participating Employer may not be included in Final Remuneration;

            (l) for the purposes of providing immediate benefits at the Relevant Date it will be permitted to calculate Final Remuneration on the appropriate basis above using remuneration upon which tax liability has not been determined. On determination of this liability Final Remuneration must be recalculated. Should this result in a lower Final Remuneration then benefits in payment should be reduced if this is necessary to ensure that they do not exceed the maximum approvable based on the lower Final Remuneration. Where Final Remuneration is greater it will be possible to augment benefits in payment but such augmentation must take the form of a non-commutable pension.

                  Where immediate benefits are not being provided or where a transfer payment is to be made in respect of accrued pension benefits then Final Remuneration may only be calculated using remuneration upon which tax liability has been determined.

Class C Members before 17.3.87

      (3) In relation to the retirement, leaving Relevant Service or death of a Class C Member before 17th March 1987 the greater of:

            (a) the highest remuneration for any period of 12 months in the 5 years preceding the Relevant Date being the aggregate of:

                  A.    the basic pay for the year in question, and

                  B. the yearly average over 3 or more consecutive years ending with the expiry of the corresponding basic pay year, of any fluctuating emoluments provided that fluctuating emoluments of a year other than the basic pay year may be increased in proportion to any increase in the Index of Retail Prices from the last day of that year up to the last day of the basic pay year, and

            (b) the yearly average of the total emoluments for any 3 or more consecutive years ending not earlier than 10 years before the Relevant Date.

      (4)   For the purposes of (3) of this definition:

            (a) in relation to a Controlling Director Final Remuneration shall be the amount ascertained in accordance with sub-paragraph (3)
                  (b) above and sub-paragraph (3) (a) above shall not apply;

            (b) where Final Remuneration is computed by reference to any year other than the last complete year ending on the Relevant Date, the Member's remuneration (as calculated in sub-paragraph
                  (3)(a) above) or total emoluments (as calculated in sub-paragraph (3)(b) above) of any year may be increased in proportion to any increase in the Index of Retail Prices from the last day of that year up to the Relevant Date but this sub-paragraph shall not apply to the calculation of the maximum Lump Sum Retirement Benefit in accordance with Sub-rule (C) of this Rule unless the Member's Aggregate Retirement Benefit is similarly increased beyond the maximum amount which could have been paid but for this sub-paragraph and the proviso to sub-paragraph (3)(a)B. above and then only to the same proportionate extent.

      "Fluctuating Emoluments" means the part of an employee's earnings which are not paid on a fixed basis and are additional to the basic wage or salary. They include overtime, commission, bonuses or benefits in kind and profit related pay. Directors' fees may rank as fluctuating emoluments according to the basis on which they are voted.

      "Lump Sum Retirement Benefit" means the total value of all retirement benefits payable in any form other than pension under this and any Associated Schemes.

      "Relevant Date" means the date of a Member's retirement from Service, leaving Relevant Service or death as the case may be.

      "Relevant Employment" means employment with a Participating Employer or an Associated Employer or, except in relation to a Class A Member who is a Controlling Director of either employer, an employer who is associated with a Participating Employer only by virtue of a permanent community of interest.

      "Relevant Scheme" means any other scheme approved or seeking approval under Chapter I Part XIV of the Act and in respect of a Class A Member who retires from Service or leaves Pensionable Service on or after 31st August 1991 and who is a Controlling Director includes any retirement annuity contract or trust scheme approved under Chapter III Part XIV or any personal pension scheme as approved under Chapter IV Part XIV of the Act insofar as it provides benefits secured by contributions in respect of Relevant Employment.

      "Relevant Service" shall have the meaning ascribed to pensionable service by section 70 of the Pensions Act.

      "Remuneration" in relation to any year means the aggregate of the total emoluments for the year in question from a Participating Employer but excluding

      A any amounts which arise from the acquisition or disposal of shares or an interest in shares or from a right to acquire shares,

      B     any amount in respect of which tax is chargeable by virtue of section 148 of the Act,

      C for a Class A Member any emoluments in excess of the permitted maximum as defined in Section 590C(2) of the Act.

      "Retained Death Benefits" means any lump sum benefit (other than a refund of his own contributions and interest thereon) payable on the Member's death in respect of previous employment or periods of self-employment (whether alone or in partnership) and arising from:

      (a) retirement benefits schemes approved or seeking approval under Chapter 1 Part XIV of the Act or relevant statutory schemes as defined in section 611A thereof,

      (b)   funds to which section 608 of the Act applies,

      (c) retirement benefits schemes which have been accepted by the Inland Revenue as "corresponding" in respect of a claim made on behalf of the Member for the purposes of section 596(2)(b) of the Act,

      (d) any lump sum life assurance benefit under retirement annuity contracts or trust schemes approved under Chapter III Part XIV of the Act,

      (e) any lump sum life assurance benefit under personal pension schemes approved under Chapter IV Part XIV of the Act,

      (f) transfer payments from overseas schemes held in a type of arrangement defined in (a) (d) or (e) above.

      If the Retained Death Benefits do not exceed (pound)2,500 in total they may be ignored.

      Retained Death Benefits may also be ignored for any Member (other than a Member who at the date of joining the Plan or at any time in the last 10 years before the date of joining the Plan has been a director within the definitions of a director in both section 612 of the Act and paragraph (b) of section 417(5) of the Act in relation to the Participating Employer) who joins the Plan on or after 31st August 1991 and whose total remuneration for the twelve months commencing on the date of joining the Plan does not exceed one-quarter of the permitted maximum as defined in
      Section 590C(2) of the Act in force at the date of joining the Plan.

- Member's pension

(B)   The Member's Aggregate Retirement Benefit shall not exceed:

Class A Members

      (1)   for a Class A Member

            (a) on retirement at any time between attaining age 50 and attaining age 75, except before Normal Retiring Date on grounds of Incapacity, a pension of 1/60th of Final Remuneration for each year of Relevant Employment (not exceeding 40 years) or such greater amount as will not prejudice approval of the Plan under the Act,

            (b) on retirement at any time before Normal Retiring Date on grounds of Incapacity a pension of the amount which could have been provided at Normal Retiring Date in accordance with
                  (1)(a) of this Sub-rule, Final Remuneration being computed as at the actual date of retirement,

            (c) on leaving Relevant Service before attaining age 75, a pension of 1/60th of Final Remuneration for each year of Relevant Employment prior to leaving relevant Service (not exceeding 40 years) or such greater amount as will not prejudice approval of the Plan under the Act. The amount so computed may be increased at the rate of 5 per cent. per annum compound or, if greater, in proportion to any increase in the Index of Retail Prices which has occurred between the date of termination of Relevant Service and the date on which the pension begins to be payable. Any further increase necessary to comply with Social Security legislation is also allowable,

            (d) benefits for a Class A Member are further restricted to ensure that his total retirement benefit from the Plan and from an Associated Scheme or Connected Scheme does not exceed a pension of 1/30th of the permitted maximum as defined in section 590C(2) of the Act for each year of service, subject to a maximum of 20/30ths. For the purpose of this limit, service is the aggregate of Relevant Employment and any period of service which gives rise to benefits under a Connected Scheme provided that no period is to be counted more than once,

            (e) for the purpose of calculating the Aggregate Retirement Benefit or the total retirement benefit in (a) to (d) above, the pension equivalent of any Lump Sum Retirement Benefit is one twelfth of its total cash value.

Class B Members and Class C Members

      (2)   for a Class B Member and a Class C Member;

            (a) on retirement at or before Normal Retiring Date, a pension of 1/60th of Final Remuneration for each year of Relevant Employment (not exceeding 40 years) or such greater amount as will not prejudice approval of the Plan under the Act. Where retirement is due to Incapacity, Relevant Employment shall include the period between the date of retirement and Normal Retiring Date;

            (b) on retirement after Normal Retiring Date, a pension of the greatest of:

                  A. the amount calculated in accordance with (2)(a) of this Sub-rule on the basis that the actual date of retirement was the Member's Normal Retiring Date,

                  B. the amount which could have been provided at Normal Retiring Date in accordance with (2)(a) of this Sub-rule increased either actuarially in respect [Pages 123-124 missing] that the actual date of retirement was the Normal Retiring Date, and

                  C. the amount which could have been provided at Normal Retiring Date in accordance with (2)(a) of this Sub-rule together with an amount representing interest thereon, and

                  D. where the Member's total Relevant Employment has exceeded 40 years, the aggregate of 3/80ths of Final Remuneration for each year of Relevant Employment before Normal Retiring Date (not exceeding 40 such years) and of a further 3/80ths of Final Remuneration for each year of Relevant Employment after Normal Retiring Date, with an overall maximum of 45 reckonable years,

                  Final Remuneration being computed for the purposes of sub-paragraphs A. and C. above as at the actual date of retirement, but subject always to Sub-rule (G) of this Rule;

            (c) on leaving Relevant Service before Normal Retiring Date, a lump sum of 3/80ths of Final Remuneration for each year of Relevant Employment prior to leaving Relevant Service (not exceeding 40 years) or such greater amount as will not prejudice approval of the Plan under the Act. The amount computed as aforesaid may be increased in proportion to any increase in the Index of Retail Prices which has occurred between the date of termination of Relevant Service and the date on which the benefit is first paid.

      Provided that in any case where a Member has been a Part-time Member during part (but not all) of his Pensionable Service and the Board of Inland Revenue so requires, then the Lump Sum Retirement Benefit shall not exceed the aggregate of the lump sums calculated separately as in sub-paragraphs (a), (b) or (c) of paragraph (1) above or sub-paragraphs
      (a), (b) or (c) of paragraph (2) above (as appropriate) in respect of each Period, based on Final Remuneration at the end of the Period whether or not such Period ends on the date he leaves the Plan. For this purpose "Period" means any period of Pensionable Service at the start of which either the Member's Pensionable Service commences or he becomes, or ceases to be, a Part-time Member and at the end of which he either ceases to be, or becomes (as appropriate) a Part-time Member or he leaves the Plan, or such greater amount as will not prejudice approval of the Plan under the Act.

      The above limitations shall not apply to any lump sum payable by way of a refund of Member's Contributions and interest thereon, by conversion of pension into a lump sum in exceptional circumstances of serious Ill-health or where the pension is a Trivial Pension.

- lump sum death benefits

(E) The lump sum benefit (exclusive of any refund of the Member's own contributions and interest thereon) payable on the death of a Member while in Relevant Employment or (having left Relevant Employment with a deferred pension) before the commencement of his pension shall not, when aggregated with all like benefits under Associated Plans, exceed the greater of:

      (1)   (pound)5,000, and

      (2) four times the greater of Final Remuneration and the annual rate of the Member's basic salary or wages at the date of death or leaving Relevant Service together with the yearly average of Fluctuating Emoluments in the 3 years (or the whole period of Relevant Employment if less) up to the date of death or leaving Relevant Service (but in the case of a Class A Member not exceeding the permitted maximum as defined in Section 590C(2) of the Act), less Retained Death Benefits.

      Provided that in any case where a Member has been a Part-time Member during a part but not all of his Pensionable Service and he is a Part-time Member at the date of his death, "Final Remuneration" for the purpose of
      (2) of this paragraph (D) shall be the Member's basic pay in any 12 months period ending not earlier than 36 months before the Member's date of death, plus the yearly average of any fluctuating emoluments in that 36 months period, but so that fluctuating emoluments of a year other than the 12 months period ending on the date of the Member's death may be increased in proportion to any increase in the Index of Retail Prices from the last day of that year up to the Member's date of death.

- dependant's pensions

(F) Any pension for a widow, widower or Dependent Relative (other than a pension provided by surrender of the Member's own pension), when aggregated with the pensions, other than those provided by surrender of the Member's own pension, payable to that widow, widower or Dependent Relative under all Associated Plans and in the case of Members whose death occurs before 31st August 1991 all Relevant Plans of previous employers shall not exceed an amount equal to 2/3rds of the maximum Aggregate Retirement Benefit which could have been payable to the Member immediately prior to his death calculated as if he was not entitled to any benefit arising from any previous employments and calculated in the case of a Member who was in Service at the date of his death as if he had retired on the grounds of Incapacity immediately prior to his death or such greater amount as will not prejudice approval of the Plan under the Act.

      If such pensions are payable to more than one person in respect of a Member, the aggregate of all such pensions payable in respect of him under this and all Associated Plans shall not exceed the full amount of the maximum Aggregate Retirement Benefit calculated as described above in this paragraph or such greater sum as will not prejudice approval of the Plan under the Act.

- pension increases

(G) The maximum amount of a pension ascertained in accordance with this Rule less any pension which has been commuted for a lump sum or the pension equivalent of any benefits in lump sum form or surrendered to provide a pension for the Member's widow, widower or Dependent Relative may be increased at the rate of 3 per cent. per annum compound or, if greater, in proportion to the increase in the Index of Retail Prices since the pension commenced.

- late retirement

(H) If a Class B Member or Class C Member elects under Rule 8 (Late Retirement Pension) to take any part of his benefits under the Plan in advance of actual retirement, the limits set out in Sub-rules (B) and (C) of this Rule shall apply as if he had retired at the date of the election as aforesaid, no account being taken of subsequent Relevant Employment, save that the maximum amount of any uncommuted pension not commencing immediately may be increased either actuarially in respect of the period of deferment or in proportion to any increase in the Index of Retail Prices during that period.

- Controlling Directors

(I) The preceding provisions of this Rule shall be modified in their application to a Class B Member or Class C Member who is a Controlling Director as follows:

      (1)   The amount of the maximum Aggregate Retirement Benefit in Sub-rule
            (B) of this Rule and of the maximum Lump Sum Retirement Benefit in Sub-rule (C) of this Rule shall be reduced, where necessary for approval of the Plan under the Act, so as to take account of any corresponding benefits under either a retirement annuity contract or trust scheme approved under Chapter III Part XIV of the Act or a personal pension scheme approved under Chapter IV Part XIV of the Act or a Personal Pension Plan

      (2)   If he is a Controlling Director at his Normal Retiring Date:

            (a) where retirement takes place after Normal Retiring Date but not later than the Member's 70th birthday, sub-paragraphs
                  (2)(b)B. and C. of Sub-rule (B) of this Rule and sub-paragraphs (2)(b)B. and C. of Sub-rule (C) of this Rule shall not apply, and if retirement is later than the attainment of that age, the said paragraphs shall apply as if the Member's 70th birthday had been specified in the Rules as his Normal Retiring Date, so as not to treat as Relevant Employment after Normal Retiring Date any Relevant Employment before the Member reaches the age of 70;

            (b) where Sub-rule (G) of this Rule applies to him, the rate of the actuarial increase referred to therein in relation to any period of deferment prior to his attaining the age of 70, shall not exceed the percentage increase in the Index of Retail Prices during that period.

- maximum yearly contributions

      (J) The total contributions paid by a Member in a Tax Year to this and any Relevant Plan providing benefits by virtue of Relevant Employment shall not exceed 15 per cent. of his Remuneration for that Tax Year in respect of that Relevant Employment.

      (K) Where the application of the limits set out in this Rule requires the amount of any benefit payable to or in respect of a Member to be restricted and the Member has paid Member's Voluntary Contributions, that restriction shall be first applied to the benefits attributable to the Member's Voluntary Contributions so as to permit the repayment of surplus funds subject to the provisions of section 599A of the Act.

CONTRACTING-OUT OF THE STATE EARNINGS RELATED PENSION SCHEME

56.   (A)   The provisions of this Rule shall apply if any employment becomes
            Contracted-out Employment and such provisions shall override all other provisions of the Plan except any that are in accordance with the provisions of the Pensions Act.

      (B) The Trustees shall operate the Plan in all respects in accordance with the contracting-out requirements of the Pensions Act.

- guaranteed minimum pension (GMP)

      (C)   (1)   If a Member has a guaranteed minimum in relation to the
                  pension for him under the Plan in accordance with section 14 of the Pensions Act

                  (a) the weekly rate of the Member's pension under the Plan from Pensionable Age shall not be less than that guaranteed minimum, and

                  (b) if the Member is male and dies at any time leaving a widow, the weekly rate of her pension under the Plan shall not be less than her guaranteed minimum (if any) which is one-half of the Member's guaranteed minimum including any increases therein arising from increases in the Member's guaranteed minimum under Sub-rule (D) of this Rule, and

                  (c) if the Member is female and dies on or after 6th April 1989 leaving a widower, the weekly rate of his pension under the Plan shall not be less than his guaranteed minimum (if any) which is one-half of that part of the Member's guaranteed minimum which is attributable to earnings for the Tax Year 1988-89 and later Tax Years, including any increases therein arising from increases in the Member's guaranteed minimum under Sub-rule (D) of this Rule.

            (2) The guaranteed minimum pensions referred to in (1) of this Sub-rule shall, to the extent that they are attributable to earnings factors for the Tax Year 1988-89 and later Tax Years, be increased in accordance with the requirements of section 109 of the Pensions Act and to the extent of any orders made thereunder.

            (3) In determining whether the weekly rate of the pension payable under the Plan to the Member or the widow or widower is less than the amount specified in (a), (b) or (c) of (1) above any part of such pension which

                  (a)   arises from Member's Voluntary Contributions, or

                  (b)   represents Equivalent Pension Benefits

                  shall be disregarded.

- retirement after Pensionable Age

      (D) If the commencement of the Member's Guaranteed Minimum Pension is postponed for any period after Pensionable Age his guaranteed minimum shall be increased to the extent, if any, specified in section 15 of the Pensions Act.

- revaluation of GMP for early leavers

      (E) In the event of any Member's service in Contracted-out Employment being terminated before Pensionable Age the guaranteed minimum which has accrued up to termination will be increased

            (1) by the percentage by which earnings factors for the Tax Year in which Contracted-out Employment terminated are increased by the last Order made under section 148 of the Social Security Administration Act 1992 coming into force before the earlier of the Tax Year in which the Member attains Pensionable Age and the Tax Year in which the Member dies, in which event the amount of and the terms and conditions appropriate to any benefit which becomes payable during the lifetime of the Member prior to Pensionable Age shall be determined by the Trustees having regard to the advice of the Actuary, or

            (2)   by either

                  (a) 5 per cent. compound for each Tax Year after that in which Contracted-out Employment terminated up to and including the last complete Tax Year before Pensionable Age or the earlier death of the Member, or

                  (b)   as in (1) above

                  whichever makes the lesser increase but so that in the event of a benefit becoming payable under the Plan during the lifetime of the Member and before Pensionable Age or in the event of a Trivial Pension being commuted before Pensionable Age the amount of such benefit or such Trivial Pension shall be calculated as if (a) above applied to the calculation of the increase in the Member's accrued guaranteed minimum, or

            (3) in respect of each Tax Year after that in which Contracted-out Employment terminated up to and including the last complete Tax Year before Pensionable Age or the earlier death of the Member by such rate as regulations made under section 55(5) of the Pensions Act specify as being relevant to the date of termination.

            Such increases shall be calculated on the basis set out in paragraph
            (2) above provided that

                  (a) where under Sub-rule 27(E) (Transfers from another scheme - revaluation of GMP) the Trustees have determined that any part of the guaranteed minimum shall be increased on a basis otherwise than in accordance with orders made under section 148 of the Social Security Administration Act 1992 such basis shall continue to apply to such part, subject to sub-paragraph
                        (b) below,

                  (b) if liability for the guaranteed minimum is transferred to another fund, scheme or arrangement in accordance with Rule 28 (Transfers to another scheme) or the Statutory Transfer Option the Trustees may determine that such guaranteed minimum (and in the circumstances permitted by regulations 44 and 45 of the Occupational Pension Plans (Contracting-out) Regulations 1984 and notwithstanding proviso (a) hereto any part thereof to which the provisions of Sub-rule 27(E) (Transfers from another scheme - revaluation of GMP) apply) shall be increased by reference to one of the alternative bases set out above,

                  (c) except where sub-paragraph (d) below applies, if the Principal Company so requests one of the alternative bases set out above shall be substituted therefor. Any such request shall be made by the Principal Company by notice in writing to the Trustees specifying the alternative basis and the date upon which such alternative basis is to become effective. Upon receipt of such notice the Trustees shall notify the Occupational Pensions Board of the change which shall take effect in respect of all Members whose Contracted-out Employment terminates on and after the effective date specified in such notice,

                  (d) in the event of the Plan ceasing to be a contracted-out scheme for the purposes of the Pensions Act upon the termination of contributions by all Participating Employers the Trustees may determine that one of the alternative bases set out above shall be substituted therefor in respect of all Members whose Contracted-out Employment thereupon terminates and the Trustees shall then notify the Occupational Pensions Board of the change.

- Anti-franking definitions

      (F)   (1)   In this Sub-rule:-

                  "Accrued Overall GMP" means the Member's Accrued Guaranteed Minimum plus the yearly equivalent of any rights to guaranteed minimum pension for the purposes of section 14 of the Pensions Act accrued to him under the Transfer Rules on the day after his Contracted-out Employment ends

                  "Contracted-out Pension" means

                  (a) in relation to a Member, the yearly pension which has accrued to the Member under the Rules on the day after his Contracted-out Employment ends, including any pension under the Transfer Rules. If the Member's Contracted-out Employment ends before Normal Retiring Date, the Contracted-out Pension shall be calculated as if the Normal Retiring Date were the day after his Contracted-out Employment ends

                  (b) in relation to a Member's widow or widower, the yearly pension to which the widow or widower would have been entitled under the Rules (including any pension under the Transfer Rules) had the Member died on the day after his Contracted-out Employment ended and if the Member had then been married to the widow or widower. For the purposes of calculating the Contracted-out Pension where the Member dies in Service any part of that pension which derives from a period of notional service after the date Contracted-out Employment ended shall be ignored.

                  In any case where any part of the pension referred to in (a) or (b) above is to be the greater of

                  (1) an amount which is calculated by reference to the Member's earnings, and

                  (2) an amount which is not calculated by reference to the Member's earnings the Contracted-out Pension shall be computed as if any such calculation which is not related to the Member's earnings did not apply.

                  "Later Earnings Addition" means,

                  (a) in relation to a Member who remains in Pensionable Service after his Contracted-out Employment ends

                        FPE2 - 1
                        ----
                        FPE1

                        multiplied by the excess of the Contracted-out Pension over the Accrued Overall GMP.

                        Where FPE2 is the Member's Final Pensionable Salary or Final Remuneration (as appropriate) used for calculating his pension under the Rules and FPE1 is the corresponding amount at the date his Contracted-out Employment ended

                  (b)   in relation to the widow or widower of a Member to whom
                        (a) above applies,

                        FPE2 - 1
                        ----
                        FPE1

                        multiplied by the excess of the Contracted-out Pension over one-half of the Member's Accrued Overall GMP.

                        Where FPE2 and FPE1 have the same meanings as in (a) above.

- Member's Anti-franking Minimum

            (2) If, upon the termination of a Member's Contracted-out Employment other than by death,

                  (a) the Contracted-out Pension exceeds the Accrued Overall GMP and

                  (b) the Member's guaranteed minimum is required to be increased in accordance with either or both of Sub-rules
                        (D) and (E) of this Rule,

                  the Member shall have an Anti-franking Minimum.

                  The Member's Anti-franking Minimum is calculated as the total of:-

                  a.    the Contracted-out Pension;

                  b. any increase in the Member's guaranteed minimum under Sub-rules (D) and (E) of this Rule but excluding any part of the increase which is attributable to guaranteed minimum pension payable under the Transfer Rules and which was first transferred before the 1st January 1985;

                  c. if the Member is entitled to a Late Retirement Pension, the amount (if any) by which the excess of the Contracted-out Pension over the Accrued Overall GMP is increased by reason of its payment being postponed for any period which is after Contracted-out Employment ends and after Normal Retiring Date, and

                  d. if the Member remains in Pensionable Service after his Contracted-out Employment ends, the total of

                        (1) an amount calculated in accordance with Rule 6 (Normal Retirement Pension) in relation to the period of Pensionable Service after his Contracted-out Employment ends, and

                        (2)   the Member's Later Earnings Addition.

                  In any case where the Member's pension is to be compared with the Anti-franking Minimum at a date later than the date his pension commenced, the Anti-franking Minimum shall be reduced by the yearly amount of any Member's pension converted into a lump sum under Rule 11 or surrendered under Rule 15 (Surrender of Member's pension to provide a dependant's pension) or forfeited under either Rule 23 (Non-assignability of benefits) or Rule 31 (Lien on benefits).

- widow's/widower's Anti-franking Minimum

            (3)   If a Member dies and is survived by a widow or widower,

                  (a) and the widow's or widower's Contracted-out Pension exceeds one-half of the Member's Accrued Overall GMP, and

                  (b) at any time when a pension is payable to the widow or widower under the Plan the widow's or widower's Guaranteed Minimum exceeds one-half of the Member's Accrued Overall GMP the widow or widower shall have an Anti-franking Minimum.

                  The widow's or widower's Anti-franking Minimum is calculated as the total of:-

                  a.    the Contracted-out Pension;

                  b. the amount by which the widow's or widower's Guaranteed Minimum exceeds one-half of the Member's Accrued Overall GMP.

                  c. if the Member died after Contracted-out Employment ended and after Normal Retiring Date, the amount (if any) by which the excess of the widow's or widower's Contracted-out Pension over one-half of the Member's Accrued Overall GMP is increased by reason of the payment of the Member's pension being postponed for a period which is after Contracted-out Employment ended and after Normal Retiring Date,

                  d. if the Member remained in Pensionable Service after his Contracted-out Employment ended, the total of:-

                        (1) that part of the widow's or widower's pension under Rule 14 which relates to the period of Pensionable Service which is after the Member's Contracted-out Employment ended, and

                        (2)   the widow's or widower's Later Earnings Addition,

                        reduced by the yearly amount of any widow's or widower's pension forfeited under Rule 23 - (Non-assignability of benefits).

- payment of state scheme premiums and corresponding reduction of Plan benefits

      (G)   (1)   If under section 55(2), (3) or (4) of the Pensions Act and
                  Part III of the Occupational Pension Plans (Contracting-out)
                  Regulations 1984, the Trustees may pay a state scheme premium in respect of a Member, they shall be entitled to pay it out of the Fund and (2) of this Sub-rule shall thereupon apply.

            (2) If a state scheme premium other than a limited revaluation premium is paid or credited as paid under the Pensions Act in respect of a Member or the widow or widower of a Member,

                  (a) Sub-rules (C), (D), (E) and (F) of this Rule shall cease to apply in respect of the Member and his widow or widower, and

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                                                                        Page 132

                  (b) any benefit payable or prospectively payable under the Plan to or in respect of the Member or his widow or widower shall be adjusted or extinguished in consequence of the premium having been paid or credited as paid and the amount of the benefit and any change in its terms and conditions shall be determined in each case by the Trustees having regard to the advice of the Actuary.

            Any reduction in the amount of pension payable to the Member or his widow or widower under this Sub-rule shall be made on a basis agreed by the Occupational Pensions Board to be reasonable but shall not exceed the Guaranteed Minimum.

- Plan ceasing to be contracted-out

      (H)   (1)   In the event of the Plan ceasing to be a contracted-out scheme for the purposes of the Pensions Act other than upon the termination of contributions by all Participating Employers the Principal Company may by notice in writing to the Trustees before the expiration of the period of three months commencing on the date of such cessation direct that, subject to the Rules,

                  (a) Guaranteed Minimum Pensions shall be preserved under the Plan, secured by Paid-up Policies or by payment of state scheme premiums under section 55(1)(a) and (b) of the Pensions Act, or transferred as specified in such notice, and

                  (b) the basis upon which Guaranteed Minimum Pensions shall be increased thereafter shall be changed if and as specified in such notice.

                  The Trustees shall do all things necessary to give effect to any direction given by the Principal Company under this paragraph and shall seek the approval of the Occupational Pensions Board under section 50(1) of the Pensions Act to any arrangements (except the payment of state scheme premiums under section 55(1)(a) and (b) of the Pensions Act) to be made in respect of Guaranteed Minimum Pensions in accordance with such notice.

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                                                                        Page 133

            (2) Subject to paragraph (1) of this Sub-rule, in the event of the Plan ceasing to be a contracted-out scheme for the purposes of the Pensions Act the Trustees shall seek the approval of the Occupational Pensions Board under section 50(1) of the Pensions Act to any arrangements (except the payment of state-scheme premiums under section 55(1)(a) and (b) of the Pensions Act) made or to be made in respect of Guaranteed Minimum Pensions.

CONTRACTING-OUT OF THE OLD STATE GRADUATED PLAN

57.   (A)   The provisions of the Plan shall have effect subject to the provisions of this Rule and for the purposes of this Rule

            (1) "non-participating service" in relation to a Member means service by virtue of which his membership of the Plan can be treated as service in a non-participating employment within the meaning of the National Insurance Act and in relation to which there was in force a certificate issued under the National Insurance Act that it is to be so treated.

            (2) "assured of equivalent pension benefits" in relation to a Member means assured of equivalent pension benefits for the purposes of the National Insurance Act

      (B) Subject to paragraph (D) (4) of this Rule the benefits to which a Member who has completed a period of non-participating service becomes entitled under the Plan shall, where necessary, be augmented and their terms and conditions modified so that the Member is assured of equivalent pension benefits in respect of that period

      (C) Where the exercise by a Member of an option as to the form of his benefits would have the effect of his ceasing to be assured of equivalent pension benefits he may not exercise the option in relation to the whole of the benefits but with the consent of the Trustees may exercise it in relation to such part that he does not cease to be so assured

      (D) Where a Member's non-participating service comes to an end before the Normal Retiring Date otherwise than by his death and without his becoming entitled to an immediate pension

            (1) the Trustees shall set aside out of the Member's contributions a sum calculated at the rate of 19p in the case of a male and 19p in the case of a female for each week of the period of non-participating service that has come to an end provided that

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                                                                        Page 134

                  (a) such rates may be changed by notice in writing to Members as regards non-participating service after the date of such notice, and

                  (b) the sum set aside as aforesaid shall not exceed a sum equal to the maximum sum in respect of which a right of recovery may be exercised under the National Insurance Act

            (2) subject to paragraph (D)(4) the Member shall be entitled to a deferred pension of the amount appropriate to the said sum or of such greater amount as may be required by paragraph (B); where by virtue of paragraph (D)(4) the Member is not entitled to a deferred pension the Trustees shall subject to the exercise of a right of recovery under the National Insurance Act pay the said sum to the Member

            (3) account shall he taken of the said sum or the said deferred pension in determining the amount of the benefit to which the Member is or becomes entitled under the Plan

            (4) a Member shall not be entitled to a benefit in the form of a deferred pension if the amount thereof would be less than (pound)6

      (E) No alteration or modification of the provisions of the Plan and no deduction of any amounts owing by a Member under the Plan from benefits under the Plan shall be made which would have the effect of a Member's ceasing to be assured for equivalent pension benefits.

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                                                                        Page 135

SECTION IX - ALTERATION TO PLAN

POWER OF ALTERATION

58.   (A)   Subject as hereinafter provided the Trustees may from time to time and at any time with the consent of the Principal Company by any deed or deeds executed by the Trustees and the Principal Company or by any writing effected under hand by the Trustees and the Principal Company alter, modify or add to the provisions of the Plan and any of the trusts powers and provisions of the Trust Deed by which the Plan was established or any other deed or instruments in writing supplemental thereto

      Provided that no such alteration modification or addition as aforesaid shall be made which would have the effect of

            (1) extending the trust period of the Plan beyond the Perpetuity Period or

            (2) varying or affecting adversely any benefits (whether immediate or prospective but not including any Death Benefits as defined below) applicable to Pensionable Service completed before the alteration, modification or addition (upon the basis that the Member's current Pensionable Salary will remain unchanged until the Normal Retiring Date) without the consent in writing of any Member affected thereby.

      For the purposes of this Sub-rule "Death Benefits" means any benefit provided under the Plan on the death of a Member in Service on or before Normal Retiring Date.

      (B) Notice in writing of the essential particulars of any such alteration modification or addition as aforesaid shall before it takes effect be given to every Member who will be affected thereby Provided that any notice exhibited at the principal office of any Participating Employer shall be deemed duly given to a Member employed by it.